Exhibit 10.4

FINAL

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

BETWEEN

BAY HILL FOUNTAINS, L.L.C.,

A FLORIDA LIMITED LIABILITY COMPANY

“SELLER”

AND

EXCEL TRUST, L.P.,

A DELAWARE LIMITED PARTNERSHIP

“BUYER”

May 31, 2012

EXHIBITS

A	Legal Description of Parcel
B	Seller’s Deed
C	Bill of Sale
D	Certificate of Non-Foreign Status
E	Assignment and Assumption of Leases and Security Deposits
F	Assignment and Assumption of Contracts
G	Assignment of Permits, Entitlements and Intangible Property
H	General Provisions of Escrow
I	Form of Tenant’s Estoppel Certificate
J	Form of Landlord Estoppel Certificate
K	SEC Requirements
L	Audit Letter

SCHEDULES

1.0	List of Seller’s Deliveries
2.0	List of Major Tenants
3.0	Received Seller’s Deliveries

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (“Agreement”) is made and entered into and effective as of the 31st day of May, 2012, by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (“Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership, or its permitted assignee (“Buyer”), each of whom shall sometimes separately be referred to herein as a “Party” and all of whom shall sometimes collectively referred to herein as the “Parties,” and constitutes: (a) a binding purchase and sale agreement between Seller and Buyer; and (b) joint escrow instructions to Escrow Agent whose consent appears at the end of this Agreement.

FOR GOOD AND VALUABLE CONSIDERATION RECEIVED, the Parties mutually agree as follows:

ARTICLE 1

CERTAIN DEFINITIONS

In addition to those terms defined elsewhere in this Agreement, the following terms have the meanings set forth below:

“Act” shall mean the Securities Act of 1933, as the same may be amended from time to time.

“Agreement” shall mean this Purchase and Sale Agreement and Joint Escrow Instructions dated as of the 31st day of May, 2012, by and between Seller and Buyer, together with all Exhibits and Schedules attached hereto.

“ALTA” shall mean American Land Title Association.

“Asserted Liability” shall have the meaning given to such term in Section 14.3 hereof.

“Assignment and Assumption of Contracts” shall mean the Assignment and Assumption of Contracts, in the form of Exhibit “F,” attached hereto and incorporated herein by reference.

“Assignment and Assumption of Leases and Security Deposits” shall mean the Assignment and Assumption of Leases and Security Deposits, in the form of Exhibit “E,” attached hereto and incorporated herein by reference.

“Assignment of Permits, Entitlements and Intangible Property” shall mean the Assignment of Permits, Entitlements and Intangible Property, in the form of Exhibit “G,” attached and incorporated herein by reference.

“Assumed Contracts” shall have the meaning given to such term in Section 2.1(e) hereof.

“Bay Hill Lender” shall mean Bank United, its successors and assigns.

“Bay Hill Lender’s Consent” shall have the meaning given to such term in Section 2.5(c) hereof.

“Bay Hill Lender’s Consent Deadline” shall have the meaning given to such term in Section 2.4 hereof.

“Bay Hill Loan” shall mean that certain loan evidenced by an Amended and Restated Promissory Note, dated April 2, 2012, executed by Seller in favor of Bay Hill Lender, in the original principal amount of Twenty Four Million One Hundred Eighty Thousand and No/Dollars ($24,180,000.00), which loan is secured by, among other things, that certain Amended and Restated Florida Real Estate Mortgage, Assignment of Leases and Rents and Security Agreement dated April 2, 2012, executed by Seller in favor of Bay Hill Lender, and recorded in the Official Records Book 10356, Page 846, Public Records of Orange County, Florida.

“Bay Hill Loan Assumption” shall have the meaning given to such term in Section 2.4 hereof.

“Bay Hill Loan Assumption Conditions” shall have the meaning given to such term in Section 2.4 hereof.

“Bay Hill Loan Assumption Documents” shall mean any and all documents, agreements and instruments required or necessary to effectuate the Loan Assumption, all of which shall be in form and content reasonably acceptable to Buyer.

“Bay Hill Loan Assumption Excess Fees” shall mean all costs, fees and expenses payable to Bay Hill Lender in connection with processing and effectuating the Bay Hill Loan Assumption, including, but not limited to: (i) the loan assumption fee payable to Bay Hill Lender in connection with the Bay Hill Loan Assumption; (ii) all application or review fees, processing fees and costs, lender/servicer/senior servicer/rating agency legal fees and costs (including any retainer), legal opinion fees and costs; and (iii) all other costs, fees and expenses incurred and/or required to be paid to Lender in connection with processing and effectuating the Bay Hill Loan Assumption, to the extent such costs exceed one percent (1%) of the Bay Hill Loan Balance as of the Bay Hill Loan Assumption. Notwithstanding any provision in this Agreement to the contrary, the term “Bay Hill Loan Assumption Excess Fees” shall not include the Bay Hill Loan Assumption Fees.

“Bay Hill Loan Assumption Fees” shall mean all costs, fees and expenses payable to Bay Hill Lender in connection with processing and effectuating the Bay Hill Loan Assumption, including, but not limited to: (i) the loan assumption fee payable to Bay Hill Lender in connection with the Bay Hill Loan Assumption; (ii) all application or review fees, processing fees and costs, lender/servicer/senior servicer/rating agency legal fees and costs (including any retainer), legal opinion fees and costs; and (iii) all other costs, fees and expenses incurred and/or required to be paid to Lender in connection with processing and effectuating the Bay Hill Loan Assumption, in an aggregate amount not to exceed one percent (1%) of the Bay Hill Loan Balance as of the Bay Hill Loan Assumption. Notwithstanding any provision in this Agreement to the contrary, the term “Bay Hill Loan Assumption Fees” shall not include the Bay Hill Loan Assumption Excess Fees.

“Bill of Sale” shall mean the Bill of Sale, in the form of Exhibit “C,” attached hereto and incorporated herein by reference.

“Books and Records” shall have the meaning given to such term in Section 2.1(g) hereof.

“Business Day” shall mean a Calendar Day, other than a Saturday, Sunday or a day observed as a legal holiday by the United States federal government or the State of California.

“Buyer” shall mean Excel Trust, L.P., a Delaware limited partnership, its permitted successors and assigns.

“Buyer Indemnitees” shall have the meaning given to such term in Section 14.1 hereof.

“Buyer’s Election Not to Terminate” shall have the meaning given to such term in Section 4.3 hereof.

“Buyer’s Election to Terminate” shall have the meaning given to such term in Section 4.2 hereof.

“Buyer’s Exchange” shall have the meaning given to such term in Section 15.15 hereof.

“Calendar Day” shall mean any day of the week including a Business Day.

“Cash” shall mean legal tender of the United States of America represented by either: (a) currency; (b) a cashier’s or certified check or checks currently dated, payable to Escrow Agent or order, and honored upon presentation for payment; or (c) funds wire transferred or otherwise deposited into Escrow Agent’s account at Escrow Agent’s direction.

“Cash Purchase Price” shall have the meaning given to such term in Section 2.3 hereof.

“Certificate of Non-Foreign Status” shall mean that certain Certificate of Non-Foreign Status, in the form of Exhibit “D,” attached hereto and incorporated herein by reference.

“Claims Notice” shall have the meaning given to such term in Section 14.3 hereof.

“Closing” shall have the meaning given to such term in Section 8.4 hereof.

“Closing Date” shall have the meaning given to such term in Section 8.4 hereof.

“Closing Deposit” shall have the meaning given to such term in Section 2.3(b) hereof.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent federal revenues laws.

“Condemnation Proceeding” shall have the meaning given to such term in Section 8.3(a) hereof.

“Contracts” shall mean all written or oral: (a) insurance, management, leasing, security, janitorial, cleaning, pest control, waste disposal, landscaping, advertising, service, maintenance, operating, repair, collective bargaining, employment, employee benefit, severance, franchise, licensing, supply, purchase, consulting, professional service, advertising, promotion, public relations and other contracts and commitments in any way relating to the Property or any part thereof, together with all supplements, amendments and modifications thereto; (b) equipment leases and all rights and options of Seller thereunder, together with all supplements, amendments and modifications thereto; and (c) the Management Agreement. The term “Contracts” shall specifically exclude the Leases.

“Cure Deadline” shall have the meaning given to such term in Section 4.1(e)(iii) hereof.

“Cure Election Deadline” shall have the meaning given to such term in Section 4.1(e)(ii) hereof.

“Cure Election Notice” shall have the meaning given to such term in Section 4.1(e)(ii) hereof.

“Delinquent Revenues” shall have the meaning given to such term in Section 11.2(a)(i) hereof.

“Deposit” shall mean the Initial Deposit and the Extension Deposit, as applicable, together with all interest accrued thereon, if any, while in Escrow Agent’s possession or control.

“Effective Date” shall mean the later of the date this Agreement is executed by Buyer or the date this Agreement is executed by Seller, as such dates appear after each Party’s signature herein below.

“Environmental Laws” shall mean all present and future federal, state or local laws, ordinances, codes, statutes, regulations, administrative rules, policies and orders, and other authorities, which relate to the environment and/or which classify, regulate, impose liability, obligations, restrictions on ownership, occupancy, transferability or use of the Real Property, and/or list or define hazardous substances, materials, wastes, contaminants, pollutants and/or the Hazardous Materials including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq., as now or hereafter amended (“CERCLA”), the Resources Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as now or hereafter amended, the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., as now or hereafter amended, the Clean Water Act, 33 U.S.C. Section 1251, et seq., as now or hereafter amended, the Clear Air Act, 42 U.S.C. Section 7901, et seq., as now or hereafter amended, the Toxic Substance Control Act, 15 U.S.C. Sections 2601 through 2629, as now or hereafter amended, the Public Health Service Act, 42 U.S.C. Sections 300f through 300j, as now or hereafter amended, the Safe Drinking Water Act, 42 U.S.C. Sections 300f through 300j, as now or hereafter amended, the Occupational Safety and Health Act, 29 U.S.C. Section 651, et seq., as not or hereafter amended, the Oil Pollution Act, 33 U.S.C. Section 2701, et seq., as now or hereafter amended, the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 4321, et seq., as now or hereafter amended, the Federal Insecticide, Fungicide and Rodenticide Act, 15 U.S.C. Section 136, et seq., as now or hereafter amended, the

Medical Waste Tracking Act, 42 U.S.C. Section 6992, as now or hereafter amended, the Atomic Energy Act of 1985, 42 U.S.C. Section 3011, et seq., as now or hereafter amended, and any similar federal, state or local laws and ordinances and the regulations now or hereafter adopted, published and/or promulgated pursuant thereto and other state and federal laws relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any Hazardous Materials.

“Escrow” shall have the meaning given to such term in Article 3 hereof.

“Escrow Agent” shall mean First American Title Insurance Company, located at 135 Main Street, 12th Floor, San Francisco, California 94105; Attn: Heather Kucala, Direct: (415) 837-2295; FAX: (415) 398-1750; E-mail: hkucala@firstam.com.

“Estoppel Certificate” shall mean any Landlord Estoppel Certificate or any Tenant Estoppel Certificate.

“Estoppel Cure Notice” shall have the meaning given to such term in Section 5.1(h)(ii) hereof.

“Estoppel Delivery Deadline” shall mean ten (10) Business Days prior to the Closing Date.

“Estoppel Objection Matter” shall have the meaning given to such term in Section 5.1(h)(ii) hereof.

“Estoppel Objection Notice” shall have the meaning given to such term in Section 5.1(h)(ii) hereof.

“Excel LP” shall mean Excel Trust, L.P., a Delaware limited partnership.

“Excel LP Agreement” shall mean that certain Agreement of Limited Partnership of Excel Trust, L.P., as the same may be amended from time to time.

“Excel LP Subscription Package” shall mean the Excel LP Agreement, the Excel LP Subscription Agreement, the Investor Questionnaire, the signature page to the Excel LP Agreement and all other documents, agreements and instruments required to be executed and delivered by Seller.

“Excel Trust” shall have the meaning given to such term in Section 2.5 hereof.

“Existing Survey” shall have the meaning given to such term in Section 4.1(b) hereof.

“Extended Closing Date” shall have the meaning given to such term in Section 8.4 hereof.

“Extension Deposit” shall have the meaning given to such term in Section 8.4 hereof.

“Extension Notice” shall have the meaning given to such term in Section 8.4 hereof.

“Extension Option” shall have the meaning given to such term in Section 8.4 hereof.

“General Provisions” shall have the meaning given to such term in Article 3 hereof.

“Hazardous Materials” shall mean all hazardous wastes, toxic substances, pollutants, contaminants, radioactive materials, flammable explosives, other such materials, including, without limitation, substances defined as “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “toxic pollutants,” “petroleum substances,” or “infectious waste” in any applicable laws or regulations including, without limitation, the Environmental Laws, and any material present on the Real Property that has been shown to have significant adverse effects on human health including, without limitation, radon, pesticides, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum products (including any products or by-products therefrom), lead-based paints, and any material containing or constituting any of the foregoing, and any such other substances, materials and wastes which are or become regulated by reason of actual or threatened risk of toxicity causing injury or illness, under any Environmental Laws or other applicable federal, state or local law, statute, ordinance or regulation, or which are classified as hazardous or toxic under current or future federal, state or local laws or regulations.

“Improvements” shall mean all buildings, structures, fixtures, trade fixtures, systems, facilities, machinery, equipment and conduits that provide fire protection, security, heat, exhaust, ventilation, air conditioning, electrical power, light, plumbing, refrigeration, gas, sewer and water thereto (including all replacements or additions thereto) and other improvements now or hereafter located on the Parcel, including, but not limited to the Shopping Center, together with all water control systems, utility lines and related fixtures and improvements, drainage facilities, landscaping improvements, fencing, roadways and walkways, and all privileges, rights, easements, hereditaments and appurtenances thereto belonging.

“Indemnifying Party” shall have the meaning given to such term in Section 14.3(a) hereof.

“Indemnitees” shall mean the Buyer Indemnitees or the Seller Indemnitees, as applicable.

“Initial Deposit” shall have the meaning given to such term in Section 2.3(a) hereof.

“Intangible Property” shall have the meaning given to such term in Section 2.1(c) hereof.

“Investigation Period” shall have the meaning given to such term in Section 4.1 hereof.

“Joiner” shall have the meaning given to such term in Section 15.16 hereof.

“Landlord Estoppel Certificate” shall have the meaning given to such term in Section 5.1(h) hereof.

“Lease” or “Leases” shall have the meanings given to such terms in Section 2.1(d) hereof.

“Leasing Commissions” shall mean any and all commissions, finder’s fees or similar payments in connection with any Lease, including any options to extend, expand or renew.

“Lock-Up Period” shall have the meaning given to such term in Section 2.6(b) hereof.

“Losses” shall have the meaning given to such term in Section 14.1 hereof.

“Major Tenant” shall mean any Tenant that rents or occupies more than ten thousand (10,000) square feet of space in the Shopping Center pursuant to a Lease, including, without limitation, the Tenants listed on Schedule “2.0,” attached hereto and incorporated herein by reference.

“Management Agreement” shall mean the existing management agreement between Seller and Cambridge Management Services, Inc.

“Material Loss” shall mean any damage, loss or destruction to any portion of the Real Property, the loss of which is equal to or greater than Five Hundred Thousand Dollars ($500,000.00) (measured by the cost of repair or replacement).

“Minimum Tenant Square Footage Requirement” shall mean, with respect to each Shopping Center, those Tenants that have entered into Leases covering not less than eighty percent (80%) of the net rentable square footage in the Shopping Center.

“Monetary Obligations” shall mean any and all liens, liabilities and encumbrances placed, or caused to be placed, of record against the Real Property evidencing a monetary obligation which can be removed by the payment of money, including, without limitation, delinquent real property taxes and assessments, deeds of trust, mortgages, mechanic’s liens, attachment liens, execution liens, tax liens and judgment liens. Notwithstanding the foregoing, the term “Monetary Obligations” shall not include and shall specifically exclude the liens, liabilities and encumbrances relating to the Permitted Title Exceptions and any matters caused by any act or omission of Buyer, or its agents or representatives.

“New Lease” or “New Leases” shall have the meanings given to such terms in Section 5.1(c) hereof.

“New Matter” and “New Matters” shall have the meanings given to such terms in Section 5.1(j)(i) hereof.

“New Matters Cure Notice” shall have the meaning given to such term in Section 5.1(j)(iii) hereof.

“New Matters Notice” shall have the meaning given to such term in Section 5.1(j)(i) hereof.

“New Matters Objection” and “New Matters Objections” shall have the meanings given to such terms in Section 5.1(j)(ii) hereof.

“New Matters Objection Notice” shall have the meaning given to such term in Section 5.1(j)(ii) hereof.

“Non-Material Loss” shall mean damage, loss or destruction to any portion of the Real Property, the loss of which is less than Five Hundred Thousand Dollars ($500,000.00) (measured by the cost of repair or replacement).

“Notice” shall have the meaning given to such term in Section 15.2 hereof.

“Notice of Loss” shall have the meaning given to such term in Section 14.3(c) hereof.

“Objection Matter” or “Objection Matters” shall have the meanings given to such terms in Section 4.1(e) hereof.

“Objection Notice” or “Objection Notices” shall have the meanings given to such terms in Section 4.1(e) hereof.

“OFAC” shall have the meaning given to such term in Section 9.18 hereof.

“Operating Expenses” shall have the meaning given to such term in Section 11.2(a)(ii) hereof.

“Other Agreement” and “Other Agreements” shall have the meanings given to such terms in Section 4.1(f) hereof.

“Parcel” shall mean the parcels of real property described on the legal description set forth on Exhibits “A” attached hereto and incorporated herein by reference.

“Partnership Unit” and “Partnership Units” shall have the meanings given to such terms in Section 2.5 hereof.

“Partnership Unit Certificates” shall have the meaning given to such term in Section 7.7 hereof.

“Partnership Unit Consideration” shall have the meaning given to such term in Section 2.5 hereof.

“Party” or “Parties” shall have the meanings given to such terms in the Preamble of this Agreement.

“Permits and Entitlements” shall have the meaning given to such term in Section 2.1(f) hereof.

“Permitted Title Exceptions” shall have the meaning given such term in Section 4.1(b) hereof.

“Person” shall mean any individual, corporation, partnership, limited liability company or other entity.

“Personal Property” shall have the meaning given to such term in Section 2.1(b) hereof.

“Preliminary Title Report” shall have the meaning given to such term in Section 4.1(b) hereof.

“Property” shall have the meaning given to such term in Section 2.1 hereof.

“Property Expense Reconciliation” shall have the meaning given to such term in Section 11.2(b)(ii) hereof.

“Property Expense Reimbursement Shortfall” shall have the meaning given to such term in Section 11.2(b)(iii) hereof.

“Property Expense Reimbursement Surplus” shall have the meaning given to such term in Section 11.2(b)(iii) hereof.

“Property Expenses” shall have the meaning given to such term in Section 11.2(b) hereof.

“Proposed Estoppel’ or “Proposed Estoppels” shall have the meanings given to such terms in Section 5.1(h)(i) hereof.

“Proposed New Lease” shall have the meaning given to such term in Section 5.1(c) hereof.

“Proration Date” shall have the meaning given to such term in Section 11.2(a) hereof.

“Purchase Price” shall have the meaning given to such term in Section 2.2 hereof.

“Real Property” shall have the meaning given to such term in Section 2.1(a) hereof.

“Reconciliation Period” shall have the meaning given to such term in Section 11.2(b) hereof.

“Revenues” shall have the meaning given to such term in Section 11.2(a)(i) hereof.

“Scheduled Closing Date” shall have the meaning given to such term in Section 8.4 hereof.

“SEC” shall have the meaning given to such term in Section 5.2 hereof.

“SEC Requirements” shall mean the requirements set forth on Exhibit “K,” attached hereto and incorporated herein by reference.

“Security Deposits” shall mean the original amount of all refundable security deposits, advance rentals and other deposits and collateral deposited or paid by the Tenants pursuant to the Leases, whether in the form of cash, negotiable instruments, letters or credit or other forms of security.

“Seller” shall mean Bay Hill Fountains, L.L.C, a Florida limited liability company.

“Seller Group Indemnitee” shall have the meaning given such term in Section 4.1(c) hereof.

“Seller Indemnitees” shall have the meaning given such term in Section 16.2 hereof.

“Seller’s Deed” shall mean the Special Warranty Deed in the form of Exhibit “B,” attached hereto and incorporated herein by reference.

“Seller’s Deliveries” shall have the meaning given to such term in Section 4.1(a) hereof.

“Seller’s Exchange” shall have the meaning given to such term in Section 15.14 hereof.

“Seller’s Termination Notice” shall have the meaning given to such term in Section 4.1(f) hereof.

“Shopping Center” shall mean that certain shopping center commonly known as The Fountains, together with all related facilities and improvements, located on the Parcel.

“Taxes” shall have the meaning given to such term in Section 11.2(a)(iii) hereof.

“Tenant Estoppel Certificates” shall have the meaning given to such term in Section 5.1(h) hereof.

“Tenant Inducement Costs” shall mean: (a) all out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the Tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvements, tenant improvement costs, tenant improvement allowances, lease buyout costs, moving, design and refurbishment allowances and reimbursements and reasonable attorney’s fees and disbursements; and (b) any economic concessions granted to a Tenant under a Lease, including, without limitation, rent holidays, free rent periods, reduced rent periods, rent accrual and deferment periods and similar economic concessions. Notwithstanding the foregoing, the term “Tenant Inducement Costs” shall not include: (i) any “step-up rent,” i.e. rent which commences at a below market rate and later increases; or (ii) common area maintenance charges or pass through caps to the extent, and only to the extent, the foregoing are included, without any other income relating to the applicable Tenants, in the calculation of the net operating income of the Property, as reflected in the pro forma for the 2012 calendar year provided to Buyer as part of Seller’s Deliveries.

“Tenants” shall mean those Persons renting or occupying space in the Real Property under the Leases.

“Title Agent” shall mean Shutts & Bowen LLP, located at 300 South Orange Avenue, Suite 1000, Orlando, Florida 32801; Attn: Daniel T. O’Keefe, Esquire; Direct: (407) 835-6956; TAX: (407) 849-7256; E-mail: dokeefe@shutts.com.

“Title Commitment” shall have the meaning given to such term in Section 4.1(b) hereof.

“Title Insurer” shall mean First American Title Insurance Company, located at 2233 Lee Road, Suite 100, Winter Park, Florida 32789; Attn: Jim Dyer, Direct: (407) 691-5202; FAX: (407) 691-5315; E-mail: jdyer@firstam.com.

“Title Policy” shall have the meaning given to such term in Section 8.1(c) hereof.

“Transaction Documents” shall mean Seller’s Deed, the Bill of Sale, the Certificate of Non-Foreign Status, the Assignment and Assumption of Leases and Security Deposits, the Assignment and Assumption of Contracts, the Assignment of Permits, Entitlements and Intangible Property, the Bay Hill Loan Assumption Documents, the Excel LP Subscription Package and all other instruments or agreements to be executed and delivered pursuant to this Agreement or any of the foregoing.

“Unicorp” shall mean Unicorp National Developments, Inc., a Florida corporation.

“Updated Survey” shall have the meaning given to such term in Section 4.1(b) hereof.

“Utilities” shall have the meaning ascribed to such term in Section 9.17 hereof.

“West Broad Agreement” shall have the meaning given to such term in Section 4.1(f) hereof.

“West Broad Parcel” shall mean the real property to be sole by WBV III, LLC, a Florida limited liability company, and WBV V, LLC, a Florida limited liability company, to Buyer pursuant to the Other Agreement executed concurrently herewith by and between the foregoing parties.

ARTICLE 2

PURCHASE, PURCHASE PRICE AND PAYMENT

Section 2.1 Purchase and Sale of Property. Subject to the terms and conditions set forth in this Agreement, on the Closing, Seller shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase from Seller, all of the following property (collectively, the “Property”):

(a) Real Property. An undivided fifty percent (50%) tenant-in-common interest in and to the Parcel and the Improvements, together with all of Seller’s right, title and interest in, to and under: (i) all easements, rights-of-way, development rights, entitlements, air rights and appurtenances relating or appertaining to the Parcel and/or the Improvements; (ii) all water wells, streams, creeks, ponds, lakes, detention basins and other bodies of water in, on or under the Parcel, whether such rights are riparian, appropriative, prospective or otherwise, and all other water rights applicable to the Parcel and/or the Improvements (it being understood by the Parties that this reference is not intended to imply that Seller believes it has any right, title and interest in and to the property described in this Section 2.1(a)(ii) hereof); and (iii) all sewer, septic and waste disposal rights and interests applicable or appurtenant to or used in connection with the Parcel and/or the Improvements; (iv) all minerals, oil, gas and other hydrocarbons located in, on or under the Parcel, together with all rights to surface or subsurface entry; and (v) all streets, roads, alleys or other public ways adjoining or serving the Parcel, including any land lying in the bed of any street, road, alley or other public way, open or proposed, and any strips, gaps, gorse, culverts and rights-of-way adjoining or serving the Parcel, free and clear of any and all liens, liabilities, encumbrances, exceptions and claims, other than the Permitted Title Exceptions (collectively, the “Real Property”).

(b) Personal Property. All equipment, facilities, machinery, tools, appliances, fixtures, furnishings, furniture, paintings, sculptures, art, inventories, supplies, computer equipment and systems, telephone equipment and systems, satellite dishes and related equipment and systems, security equipment and systems, fire prevention equipment and systems, and all other items of tangible personal property owned by Seller and located on or about the Real Property or used in conjunction therewith, free and clear of any and all liens, liabilities, encumbrances, exceptions and claims, other than the Assumed Contracts (collectively, the “Personal Property”).

(c) Intangible Property. All intangible personal property not otherwise described in this Section 2.1 and owned by Seller and relating to the Real Property or the business of owning, operating, maintaining and/or managing the Real Property, including, without limitation: (i) all warranties, guarantees and bonds from third parties, including, without limitation, contractors, subcontractors, materialmen, suppliers, manufacturers, vendors and distributors; (ii) all deposits, reimbursement rights, refund rights, receivables and other similar rights from any governmental or quasi-governmental agency; (iii) all liens and security interests in favor of Seller, together with any instruments or documents evidencing the same; (iv) all good will relating to the business of owning, operating, maintaining and managing the Real Property; (v) all trade names, trademarks, service marks and logos used in conjunction with the ownership, operation and management of the Real Property, whether or not registered, and all trademark, service mark, fictitious business name and other intellectual property registrations or filings with regard to the foregoing, (vi) all advertising campaigns and marketing and promotional materials relating to the Real Property; and (vii) all artwork, photographs and other intellectual property utilized in conjunction with the ownership, operation and/or management of the Real Property, free and clear of any and all liens and claims (collectively, the “Intangible Property”).

(d) Leases and Security Deposits. All leases in effect or in process on the Closing with respect to the Real Property, including any New Leases, together with any amendments, guarantees and other agreements relating thereto, all rentals, deposits, receivables, reimbursements and other similar items payable by Tenants under the leases, together with all Tenant files in Seller’s possession and/or control with respect to the leases, and all claims, demands, causes of action and other rights against Tenants and all guarantors of the leases, together with all of Seller’s right, title and interest in and to all Security Deposits and other collateral relating to the leases (individually, a “Lease” and collectively, the “Leases”).

(e) Assumed Contracts. All of the Contracts which Buyer has expressly agreed to assume in writing upon the Closing pursuant to a written notice by Buyer delivered to Seller prior to the expiration of the Investigation Period (collectively, the “Assumed Contracts”). In the event Buyer fails to deliver to Seller Buyer’s written election to assume one or more of the Contracts pursuant to this Section 2.1(e), such failure shall be deemed to constitute Buyer’s election not to assume any of the Contracts and upon such failure, Seller shall terminate all Contracts Buyer has not elected to assume effective no later than the Closing Date.

(f) Permits and Entitlements. All of Seller’s right, title and interest in, to and under the following in Seller’s possession or control: (i) all permits, licenses, certificates of occupancy, approvals, authorizations and orders obtained from any governmental authority and relating to the Real Property or the business of owning, maintaining and/or managing the Real Property, including, without limitation, all land use entitlements, development rights, density allocations, certificates of occupancy, sewer hook-up rights and all other rights or approvals relating to or authorizing the ownership, operation, management and/or development of the Real Property; (ii) all preliminary, proposed and final drawings, renderings, blueprints, plans and specifications (including “as-built” plans and specifications), and tenant improvement plans and specifications for the Improvements (including “as-built” tenant improvement plans and specifications; and (iii) all maps and surveys for any portion of the Real Property; (iv) all items constituting the Seller’s Deliveries, and all changes, additions, substitutions and replacements for any of the foregoing, free and clear of any and all liens and claims (collectively the “Permits and Entitlements”).

(g) Books and Records. During the term of this Agreement, Seller shall provide Buyer with reasonable access to all books and records in Seller’s possession or control and relating to the business of owning, operating, maintaining and/or managing the Real Property, including, without limitation, all accounting, financial, tax, employment, sales and other records related to the Shopping Center (collectively the “Books and Records”); provided that, at Closing, Buyer shall only be entitled to retain copies of such Books and Records and the original Books and Records shall not be transferred to Buyer and shall remain the property of Seller.

Section 2.2 Purchase Price. The purchase price for the Property (“Purchase Price”) shall be the amount of Twenty-One Million Five Hundred Thousand and No/100 Dollars ($21,500,000.00). In the event that Seller obtains the necessary approvals, the Parties further agree that the other undivided fifty percent (50%) tenant-in-common interest in and to the Parcel and the Improvements and related property shall be sold to Buyer for a purchase price equal to Twenty-One Million Five Hundred Thousand Dollars ($21,500,000.00) and otherwise upon the same terms and conditions as set forth herein, including Buyer’s assumption of the remaining one-half (1/2) of the outstanding balance of principal owing under the Bay Hill Loan. The Purchase Price shall consist of the Cash Purchase Price pursuant to Section 2.3 below, the Bay Hill Loan Assumption pursuant to Section 2.4 below and the Partnership Unit Consideration pursuant to Section 2.5 below. The Purchase Price shall be paid to, assumed on behalf of and distributed to Seller, as applicable, in accordance with the terms and conditions set forth in Sections 2.3 through 2.6, inclusive, hereof.

Section 2.3 Cash Purchase Price. The cash purchase price for the Property (“Cash Purchase Price”) shall be the amount of Eighteen Million and No/100 Dollars ($18,000,000.00). The Cash Purchase Price shall be made up of and payable by Buyer to Seller in accordance with the following terms and conditions:

(a) Initial Deposit. Within three (3) Business Days following the Effective Date, Buyer shall deposit into Escrow the sum of One Hundred Fifty Thousand Dollars ($150,000.00) (the “Initial Deposit”), in the form of Cash, which amount shall serve as an earnest money deposit. Buyer may direct Escrow Agent to invest the Initial Deposit in one or more interest bearing accounts with a federally insured state or national bank located in California, designated by Buyer and approved by Escrow Agent. Subject to the applicable termination and default provisions contained in this Agreement: (x) the Initial Deposit shall remain in Escrow prior to the Closing; (y) upon the Closing, the Initial Deposit shall be applied as a credit towards the payment of the Cash Purchase Price; and (z) all interest that accrues on the Initial Deposit while in Escrow Agent’s control shall belong to Buyer. Buyer shall complete, execute and deliver to Escrow Agent a W-9 Form, stating Buyer’s taxpayer identification number at the time of delivery of the Initial Deposit, as a condition to Escrow Agent investing the Initial Deposit in an interest bearing account.

(b) Closing Deposit. The Cash Purchase Price, less: (i) the Deposit; (ii) the Bay Hill Loan Balance; and (iii) the Extension Deposit, as applicable (“Closing Deposit”), shall be paid by Buyer to Escrow Agent, in the form of Cash, pursuant to Section 7.1 hereof, and shall be distributed by Escrow Agent to Seller at the Closing, subject to and in accordance with the provisions of this Agreement.

(c) Survival. The provisions of this Article 2 shall survive the Closing.

Section 2.4 Bay Hill Loan Assumption. On the Closing, Buyer shall assume one-half (1/2) of the outstanding balance of principal owing under the Bay Hill Loan as of the Proration Date (“Bay Hill Loan Balance”), subject to and in accordance with the provisions of this Section 2.4. All interest and other sums owing under the portion of the Bay Hill Loan to be assumed by Buyer as of the Proration Date (excluding principal), shall be prorated between Seller and Buyer pursuant to Section 11.2(a)(vi) hereof. In this regard, on the Closing, Buyer shall purchase and acquire the Property subject to the Bay Hill Loan and, in connection therewith, shall assume the Bay Hill Loan Balance as of the Proration Date (“Bay Hill Loan Assumption”), subject to the satisfaction of the following terms and conditions, each of which is for the benefit of Buyer and may only be waived by Buyer in its sole and absolute discretion (collectively, the “Bay Hill Loan Assumption Conditions”):

(a) There shall be no material modifications to the existing terms and conditions of the Bay Hill Loan upon the Bay Hill Loan Assumption.

(b) The Bay Hill Loan shall be non-recourse to Buyer and/or Buyer’s principals, provided, Buyer agrees to offer a financially responsible entity to provide a commercially reasonable non-recourse guaranty with respect to the Bay Hill Loan, which non-recourse guaranty shall be in form and substance similar to, and no more onerous or burdensome than, the non-recourse guaranty and indemnity originally provided by Seller and its affiliates in connection with the Bay Hill Loan. As a condition to Seller’s obligation to close on the sale of the Property as contemplated hereby, Buyer shall cause the Bay Hill Lender to release Seller, and Chuck Whittall from their respective guaranty of the Bay Hill Loan.

(c) The Bay Hill Lender shall have consented to the Bay Hill Loan Assumption in writing upon terms and conditions reasonably satisfactory to Buyer (“Bay Hill Lender’s Consent”).

(d) The Bay Hill Lender shall have executed and delivered to Seller and Buyer at the Closing the Bay Hill Loan Assumption Documents consistent with the terms of the Bay Hill Lender’s Consent and in a form reasonably satisfactory to Buyer.

(e) On the Closing, all reserve accounts maintained by Bay Hill Lender on behalf of Seller in connection with the Bay Hill Loan, if any, shall be assigned by Seller to Buyer, and Seller shall receive a credit at Closing with respect to the amounts so assigned pursuant to the provisions of Section 11.2(a)(vii) hereof.

Immediately following the Effective Date and in any event within ten (10) Business Days from the Effective Date of this Agreement, Seller and Buyer shall jointly apply to Bay Hill Lender to secure approval of the Bay Hill Loan Assumption and Bay Hill Lender’s Consent. In this regard, Seller shall reasonably cooperate with Buyer in connection with the Bay Hill Loan Assumption process including, without limitation, furnishing to Bay Hill Lender all documentation and information reasonably requested by Bay Hill Lender in connection with the Bay Hill Loan Assumption process. Furthermore, Buyer shall provide and furnish to Bay Hill Lender all documentation and information reasonably requested by Bay Hill Lender in connection with the Bay Hill Loan Assumption process. Buyer shall have until July 31, 2012 (the “Bay Hill Lender’s Consent Deadline”) to procure the Bay Hill Lender’s Consent and, should Buyer fail to do so, either party may terminate this Agreement by delivering written notice to the other Party not later than 11:59 p.m. on the Bay Hill Lender’s Consent Deadline, in which case the provisions of Section 8.5 hereof shall govern.

Section 2.5 Excel LP Partnership Units. On the Closing, Buyer will cause Excel LP to distribute to Seller a total or aggregate number of Partnership Units (each, a “Partnership Unit” and collectively, the “Partnership Units”) in Excel LP in an amount equal to the number of Partnership Units with an aggregate value equal to Three Million Five Hundred Thousand Dollars ($3,500,000.00) (the “Partnership Unit Consideration”). For purposes of calculating the number of Partnership Units that will comprise the Partnership Unit Consideration, each Partnership Unit shall be deemed to have a value equal to one hundred ten percent (110%) of the average closing price of the common shares of Excel Trust, Inc, a Maryland corporation (“Excel Trust”) on the New York Stock Exchange for the five (5) consecutive trading days ending on the second trading day immediately preceding the Closing Date. Notwithstanding anything to the contrary herein contained, Excel LP will not unreasonably withhold its approval to Seller transferring its Partnership Units to Chuck Whittall following the Closing.

(a) Issuance and Terms of Partnership Units. The number of Partnership Units to be issued to Seller shall be rounded to the nearest whole number. No certificates representing fractional interests in the Partnership Units shall be issued. The Partnership Units to be issued to Seller shall be issued and delivered to Seller at Closing as provided herein, subject to, among other things, the execution and delivery by Seller of the Excel LP Subscription Package. The Partnership Units shall include, and also be subject to, such rights, privileges and obligations as set forth in the Excel LP Agreement and the Excel LP Subscription Package.

(b) Lock-Up Period. Seller acknowledges and agrees that the Partnership Units to be issued in accordance with this Section 2.5 are redeemable in accordance with and subject to the terms and conditions of Excel LP Agreement by Seller. As a condition to receipt of the Partnership Units and as set forth more fully in the Excel LP Subscription Package, Seller agrees that it shall not be authorized to undertake a redemption of such Partnership Units for a period of twelve (12) months following the Closing Date (the “Lock-Up Period”). If Seller transfers any Partnership Units or any interest therein, such Partnership Units shall remain subject to the Lock-Up Period and, as a condition to the validity of such transfer and in addition to any other transfer requirements, the transferee of such Partnership Units or interest therein shall be required to assume, in a form acceptable to Excel LP, the obligations and restrictions set forth in this Section 2.5(b) with respect to such Partnership Units.

(c) Cash in Lieu of Partnership Units. The continued accuracy in all material respects of Seller’s representations and warranties made in the Excel LP Subscription Package is a condition precedent to Buyer’s obligation to cause Excel LP to issue Partnership Units at the Closing to Seller. If any of said representations and warranties are not correct in all material respects at the time the same are made or as of Closing, without limiting Buyer’s or Excel LP’s other rights and remedies, Buyer shall substitute an equivalent amount of Cash in lieu of any or all Partnership Units to which Seller may otherwise be entitled.

Section 2.6 Treatment as Contribution. It is the intent of the Buyer, Excel LP and Seller that a portion of the transfer, assignment and conveyance of the Property described in this Agreement (to the extent of the Partnership Unit Consideration) shall be deemed a contribution, transfer, assignment and conveyance of the Property to Buyer and is intended to be governed by Section 721(a) of the Code, and that such contribution, transfer, assignment and conveyance shall not (to the extent of the Partnership Unit Consideration) be treated as a sale, or a disguised sale, under Section 707(a)(2)(B) of the Code by either Party. Seller, Buyer and Excel Trust agree to file income tax returns treating such portion of the transaction as a non-taxable contribution under Section 721(a) of the Code. Notwithstanding the foregoing, neither Buyer nor Excel LP make any representations or warranties to the Seller with respect to the tax treatment described in this Section 2.6. Furthermore, Seller and Buyer acknowledge and agree that they will consult with their own independent tax advisors with respect to the tax consequences of the transaction contemplated in this Agreement.

ARTICLE 3

ESCROW

Within three (3) Business Days following the Effective Date, Seller and Buyer shall open an escrow (“Escrow”) with Escrow Agent by: (a) Buyer timely depositing with Escrow Agent the Initial Deposit; (b) Seller and Buyer delivering to Escrow Agent fully executed counterpart originals of this Agreement and fully executed counterpart originals of Escrow Agent’s general provisions, which are attached hereto as Exhibit “H” (“General Provisions”). The date of such delivery shall constitute the opening of Escrow and upon such delivery, this Agreement shall constitute joint escrow instructions to Escrow Agent, which joint escrow instructions shall supersede all prior escrow instructions related to the Escrow, if any. Additionally, Seller and Buyer hereby agree to promptly execute and deliver to Escrow Agent any additional or supplementary escrow instructions as may be necessary or convenient to consummate the transactions contemplated by this Agreement provided, however, that neither the General Provisions nor any such additional or supplemental escrow instructions shall supersede this Agreement, and in all cases this Agreement shall control, unless the General Provisions or such additional or supplemental escrow instructions expressly provide otherwise.

ARTICLE 4

INVESTIGATION PERIOD; VOLUNTARY TERMINATION; TITLE

Section 4.1 Investigation Period. During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on July 15, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.

(a) Seller’s Deliveries. Within five (5) Business Days after the Effective Date, Seller shall deliver to all items listed on Schedule “1.0,” attached hereto and incorporated herein by reference, to the extent in Seller’s possession and/or the property manager’s possession (collectively, the “Seller’s Deliveries”). Buyer acknowledges that, as of the Effective Date, Buyer has received the items constituting Seller’s Deliveries as reflected on Schedule “3.0,” attached hereto and incorporated herein by reference. Seller will promptly deliver to Buyer supplements and/or updates of Seller’s Deliveries to the extent such items are received by Seller prior to Closing. During the Investigation Period, Buyer shall have the right to conduct and complete an investigation of all matters pertaining to Seller’s Deliveries and all other matters pertaining to the Property and Buyer’s acquisition thereof. In this regard, Buyer shall have the right to contact the Tenants, governmental agencies and officials and other parties and make reasonable inquiries concerning Seller’s Deliveries and any and all other matters pertaining to the Property. Seller agrees to reasonably cooperate with Buyer in connection with its investigation of Seller’s Deliveries and all other matters pertaining to the Property.

(b) Title Commitment; Survey. Within five (5) Calendar Days following the Effective Date, Seller shall cause to be delivered to Buyer: (i) an ALTA Form B title insurance commitment with Extended Coverage (ALTA Form 2006), or its state equivalent, showing indefeasible, good and marketable fee simple title to the Property vested in Seller in the amount of the Purchase Price for an owner’s title insurance policy (the “Title Commitment”) written on the Title Insurer and issued by the Title Agent; and (ii) Seller has previously provided the most current existing survey of the Real Property in Seller’s possession and/or control (the “Existing Survey”). Buyer may, at its option, procure an update of the Existing Survey, at Buyer’s sole cost and expense (the “Updated Survey”).

Fee simple title to the Real Property shall be conveyed by Seller to Buyer subject only to the following exceptions to title (collectively, the “Permitted Title Exceptions”):

(1) The Bay Hill Loan;

(2) Non-delinquent real and personal property taxes and assessments.

(3) The exclusions listed in the “Exclusions from Coverage” of the ALTA Extended Coverage Policy.

(4) Any lien voluntarily imposed by Buyer.

(5) Any matters set forth in the Title Commitment and the Survey that are approved by Buyer in accordance with the procedures and within the time periods set forth in Section 4.1(e) hereof.

(6) All New Matters approved by Buyer pursuant to Section 5.1(j) hereof.

(c) Physical Inspection. Subject to the limitations set forth in this Section 4.1(c) and notwithstanding any provision to the contrary in this Agreement, commencing on the Effective Date and continuing through the Closing or any earlier termination of this Agreement, Buyer shall have the right, at Buyer’s expense, to make inspections (including tests, surveys and other studies) of the Real Property and all matters relating thereto, including, but not limited to, soils and geologic conditions, location of property lines, utility availability and use restrictions, environmental conditions, the manner or quality of the construction of the Improvements, the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Real Property, the effect of applicable planning, zoning and subdivision statutes, ordinances, regulations, restrictions and permits, the character and amount of any fees or charges that must be paid to further develop, improve and/or occupy the Real Property and all other matters relating to the Real Property. Prior to Closing, Buyer and its agents, contractors and subcontractors shall have the right to enter upon the Real Property, at reasonable times during ordinary business hours, to make inspections and tests as Buyer deems reasonably necessary and which may be accomplished without causing any material damage to the Real Property including, without limitation, the right to conduct a phase I environmental audit and an investigation with respect to the Real Property’s compliance with the requirements of Title III of the Americans with Disabilities Act of 1990. Notwithstanding the foregoing, in no event shall Buyer, its agents, contractors or subcontractors conduct any invasive testing on the Real Property without Seller’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Buyer shall not materially interfere with any Tenant, occupant or invitee of the Real Property in making such inspections or tests, and shall return and restore the Property to substantially its original condition prior to such inspections or tests. Buyer shall not permit any liens or encumbrances to be placed against the Real Property in connection with Buyer’s investigation and inspection of the Real Property and/or in connection with Buyer’s activities on the Real Property. Buyer hereby agrees to and shall indemnify, defend and hold harmless Seller and Seller’s members, managers, partners, officers, directors, shareholders, employees, agents, representatives, invitees, successors and assigns (each, a “Seller Group Indemnitee”), from and against any and all claims, demands, and causes of action for personal injury or property damage, and all damages, judgments, liabilities, costs, fees and expenses (including reasonable attorneys’ fees) resulting therefrom, arising out of any entry onto the Real Property by Buyer, its agents, employees, contractors and/or subcontractors, pursuant to this Section 4.1(c) hereof, provided, however, Buyer shall not be obligated to indemnify, defend or hold harmless Seller or any Seller Group Indemnitee for any such claims, demands and/or causes of action or any such damages, judgments, liabilities, costs, fees or expenses caused by: (i) the discovery of conditions that were present before Buyer or its representatives entered onto the Real Property, or the accidental or inadvertent release of any Hazardous Materials that were in, on or under the Real Property prior to such entry; or (ii) the negligent or willful misconduct of Seller or any Seller Group Indemnitee. The covenants, agreements and obligations of Buyer set forth in this Section 4.1(c) shall survive the termination of this Agreement and the Closing, as applicable.

(d) Investigation of Permits and Entitlements, Contracts, Leases, Intangible Property, Personal Property and Other Property. Prior to the Closing, Buyer shall have the right, at Buyer’s expense, to conduct and complete an investigation of all matters pertaining to the Permits and Entitlements, Contracts, Leases, Intangible Property, Personal Property and all other items of Property and Buyer’s acquisition thereof. In this regard, at all times prior to the Closing, Buyer shall have the right to contact governmental officials and other parties and make reasonable inquiries concerning the Permits and Entitlements, Contracts, Leases, Intangible Property, Personal Property and all other items of Property, and Buyer shall have no liability whatsoever arising from its investigation. Seller agrees to reasonably cooperate with Buyer in connection with its investigation of the Permits and Entitlements, Contracts, Leases, Intangible Property, Personal Property and all other matters pertaining thereto. Notwithstanding anything to the contrary herein contained, prior to Closing, Buyer shall not disclose nor permit the disclosure to any Tenants or governmental agencies of the results of any tests or studies conducted by Buyer or at the direction of Buyer pursuant to Buyer’s inspection rights under this Article 4.

Without limiting the provisions of Section 4.1(e) below, in the event Buyer disapproves or finds unacceptable, in Buyer’s sole and absolute discretion, any matters reviewed by Buyer during the Investigation Period, Buyer may elect to terminate this Agreement and the Escrow pursuant to the provisions of Section 4.2 hereof.

(e) Objection Matters.

(i) Objection Notice. If Buyer is not satisfied with any of Seller’s Deliveries or its review thereof or if Buyer is not satisfied with any of its due diligence investigation of the Property or any portion thereof, Buyer may give Seller one or more written notices (each, an “Objection Notice” and collectively, the “Objection Notices”) at any time prior to the expiration of the Investigation Period. Each Objection Notice shall list each item of dissatisfaction or objection (each, an “Objection Matter,” and, collectively, the “Objection Matters”).

(ii) Seller’s Cure Election Notice. If Buyer provides to Seller one or more Objection Notices, Seller shall deliver to Buyer written notice (“Cure Election Notice”) within five (5) Calendar Days after the expiration of the Investigation Period (the “Cure Election Deadline”), of Seller’s election to cure or not cure each of the Objection Matters. Seller shall not be obligated to elect to cure any Objection Matters, except to the extent such Objection Matters constitute Monetary Obligations that Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement. The failure of Seller to timely deliver Seller’s Cure Election Notice on or before the Cure Election Deadline (having received one or more Objection Notices from Buyer prior to the expiration of the Investigation Period) shall be deemed to be an election by Seller not to cure such Objection Matters. If Seller timely elects not to cure one or more of the Objection Matters, then Seller shall not be in default under this Agreement (except to the extent such Objection Matters constitute Monetary Obligations that Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement) and, in such a case, Buyer may exercise either of the following options within five (5) Calendar Days after the Cure Election Deadline: (A) continue this Agreement in effect without modification pursuant to the provisions of Section 4.3(b) hereof and purchase the Property in accordance with the terms and conditions of this Agreement, subject to those Objection Matters that Seller has elected not to cure (which will be deemed to constitute “Permitted Title Exceptions” to the extent such Objection Matters relate to fee title to the Real Property), except to the extent such Objection Matters constitute Monetary Obligations which Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement; or (B) terminate this Agreement and the Escrow pursuant to the provisions of Section 4.2(b) hereof.

(iii) Cure of Objection Matters. If Seller timely elects to cure one or more of the Objection Matters pursuant to Section 4.1(e)(ii) hereof, provided Buyer does not terminate this Agreement and the Escrow pursuant to Section 4.1(e)(ii)(B) hereof, Seller shall have until the date that is seven (7) Business Days prior to the Closing Date (such period being referred to as, the “Cure Deadline”) to complete its cure of such Objection Matters, and Seller shall pay all costs associated with the cure of such Objection Matters. If Seller fails to timely cure an Objection Matter that Seller has elected to cure on or before the Cure Deadline, then Seller shall be in default under this Agreement and, in such a case, Buyer may exercise either of the following options as its sole and exclusive remedy on or before the Closing Date: (1) continue this Agreement in effect without modification pursuant to the provisions of Section 4.3(c) hereof and purchase the Property in accordance with the terms and conditions of this Agreement, subject to those Objection Matters that Seller failed to timely cure without a discount in the Purchase Price for the same (which Objection Matters will be deemed to constitute “Permitted Title Exceptions” to the extent such Objection Matters relate to fee title to the Real Property), except to the extent such Objection Matters constitute Monetary Obligations which Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement; or (2) terminate this Agreement and the Escrow pursuant to the provisions of Section 8.5(a) hereof, unless such Objection Matters are the result of a breach by Seller of one or more of the provisions of Section 5.1 hereof, in which case the provisions of Section 8.6(a) shall govern.

(f) Election to Terminate Sale of West Broad Parcel; Seller’s Termination Notice. The Parties acknowledge and agree that, concurrently with the execution of this Agreement, Buyer and certain affiliates of Seller are entering into separate purchase agreements for the purchase and sale of certain real property owned by such affiliates (each, an “Other Agreement” and collectively, the “Other Agreements”). In the event that Buyer terminates the Other Agreement for the sale of the West Broad Parcel (the “West Broad Agreement”) pursuant to Section 4.2(a) of the West Broad Agreement, Seller shall have the right to elect to terminate this Agreement by sending Buyer written notice of its election to terminate this Agreement (“Seller’s Termination Notice”), within five (5) Calendar Days of the date of Buyer’s Election to Terminate pursuant to Section 4.2(a) of the West Broad Agreement. In the event that Seller fails to timely deliver to Buyer Seller’s Termination Notice, then Seller shall be deemed to have waived Seller’s right to terminate this Agreement pursuant to this Section 4.1(f) hereof. In the event that Seller timely delivers Seller’s Termination Notice, the termination provisions of Section 8.5(c) shall apply, provided Seller shall also be obligated to reimburse Buyer for all costs, fees and expenses, including attorneys’ fees and costs, incurred in connection with the transaction contemplated by this Agreement (including Buyer’s due diligence expenses), up to and through the date of such termination, in an amount not to exceed the aggregate sum of Twenty-Five Thousand Dollars ($25,000.00).

Section 4.2 Election to Terminate. In the event Buyer desires to terminate this Agreement and the Escrow for any reason or for no reason whatsoever, Buyer may elect to terminate this Agreement and the Escrow at any time: (a) by giving Seller written notice of Buyer’s election to terminate (“Buyer’s Election to Terminate”), not later than 11:59 p.m. on the date of expiration of the Investigation Period; or (b) if Buyer shall have delivered to Seller one or more Objection Notices prior to the expiration of the Investigation Period and Seller timely elects (pursuant to Seller’s Cure Election Notice), not to cure one or more of such Objection Matters, then Buyer may terminate this Agreement by giving Seller written notice of Buyer’s Election to Terminate not later than 11:59 p.m. on the date that is five (5) Calendar Days after the expiration of the Cure Election Deadline; or (c) if Buyer shall have given one or more Objection Notices prior to the expiration of the Investigation Period and Seller timely elects to cure all of such Objection Matters, if Seller fails to cure to the satisfaction of Buyer all of the Objection Matters on or before the Cure Deadline, then Buyer may elect to terminate this Agreement by giving Seller Buyer’s Election to Terminate not later than 11:59 p.m. on the date that is five (5) Calendar Days after the expiration of the Cure Deadline.

Upon any election (including any deemed election) by Buyer to terminate this Agreement and the Escrow pursuant to this Section 4.2, this Agreement shall automatically terminate (other than those provisions which expressly provide that they survive any termination of this Agreement). Within two (2) Business Days after Buyer delivers Buyer’s Election to Terminate to Seller pursuant to this Section 4.2 (or within two (2) Business Days after Buyer is deemed to have elected to terminate this Agreement and the Escrow pursuant to this Section 4.2, as applicable), and without the need of any further authorization or consent from Seller, Escrow Agent shall cause the Deposit (on that portion thereof previously paid to Escrow Agent), to be paid to Buyer. Seller and Buyer shall execute such cancellation instructions as may be necessary to effectuate the cancellation of the Escrow, as may be required by Escrow Agent. Any escrow cancellation, title cancellation or other cancellation costs in connection therewith shall be borne by Seller.

Section 4.3 Election Not to Terminate. In the event Buyer desires not to terminate this Agreement and the Escrow, Buyer shall deliver written notice to Seller of Buyer’s election not to terminate this Agreement (“Buyer’s Election Not to Terminate”): (a) on or before 11:59 p.m. on the date of expiration of the Investigation Period; or (b) if Buyer shall have delivered to Seller one or more Objection Notices prior to the expiration of the Investigation Period and Seller timely elects (pursuant to Seller’s Cure Election Notice), not to cure one or more of such Objection Matters, then Buyer may elect not to terminate this Agreement by delivering to Seller Buyer’s Election Not to Terminate on or before 11:59 p.m. on the date that is five (5) Calendar Days after the expiration of the Cure Election Deadline; (c) if Buyer shall have delivered to Seller one or more Objection Notices prior to the expiration of the Investigation Period and Seller timely elects to cure all of such Objection Matters, if Seller fails to cure to the satisfaction of Buyer such Objection Matters on or before the Cure Deadline, then Buyer may elect not to terminate this Agreement by giving to Seller Buyer’s Election Not to Terminate on or before 11:59 p.m. on the date that is five (5) Calendar Days after the expiration of the Cure Deadline. Buyer’s Election Not to Terminate pursuant to Section 4.3(c) hereof shall be subject to Seller’s obligation to cure those Objection Matters which Seller has elected to cure (or is deemed to have elected to cure), if any, pursuant to Section 4.1(e) hereof and shall also be subject to the timely performance and satisfaction by Seller of all of the covenants, agreements and obligations of

Seller pursuant to this Agreement. If Seller fails to timely cure an Objection Matter that Seller has elected to cure (or is deemed to have elected to cure) on or before the Cure Deadline, then Seller shall be in default under this Agreement and Buyer shall have the rights afforded to Buyer pursuant to Section 4.1(e)(iii) hereof.

In the event Buyer fails to timely deliver to Seller Buyer’s Election Not to Terminate in accordance with the provisions of this Section 4.3, such failure shall be deemed to constitute Buyer’s Election to Terminate this Agreement in accordance with the terms and conditions of Section 4.2 hereof.

Section 4.4 Return of Seller’s Deliveries. Upon any termination of this Agreement and the Escrow, following Buyer’s receipt of the Deposit from Escrow Agent, Buyer shall cause to be delivered to Seller all items representing Seller’s Deliveries which were previously delivered by Seller to Buyer pursuant to this Agreement.

ARTICLE 5

PRE-CLOSING OBLIGATIONS OF SELLER AND BUYER

Section 5.1 Seller’s Pre-Closing Obligations. Seller hereby covenants and agrees as follows:

(a) Operations. During the time period commencing upon the Effective Date and terminating upon the Closing or the earlier termination of this Agreement, subject to the provisions of Section 8.3 hereof, Seller shall operate and manage the Real Property substantially in accordance with its customary practices.

(b) Maintenance. During the time period commencing upon the Effective Date and terminating upon the Closing or the earlier termination of this Agreement, subject to the provisions of Section 8.3 hereof, Seller shall maintain the Real Property in substantially its present condition, subject to normal wear and tear, and Seller shall not diminish the quality or quantity of maintenance and upkeep services heretofore provided to the Real Property.

(c) Leases. During the time period commencing upon the Effective Date and terminating upon the Closing or the earlier termination of this Agreement, subject to the provisions of Section 8.3 hereof, Seller shall administer and timely perform all of its obligations under the Leases and shall not commit any default under the Leases. In the event of a tenant default under a Lease, Seller shall use commercially reasonable efforts to enforce the terms and conditions of such Lease. Furthermore, during the time period commencing upon the Effective Date and terminating upon the date that is three (3) Business Days prior to the expiration of the Investigation Period, Seller shall have the right to renew, extend, amend or modify any of the Leases, enter into any new Lease or enter into any leasing commission arrangement in connection with such new Lease (each, a “Proposed New Lease”), in the ordinary course of business of Seller and without the consent of Buyer. Notwithstanding the foregoing, in the event Seller enters into a Proposed New Lease on or before the date that is three (3) Business Days prior to expiration of the Investigation Period, Seller shall provide Buyer with a copy of such Proposed New Lease within three (3) Business Days after entering into such Proposed New Lease, but in no event later than three (3) Business Days prior to the expiration of the

Investigation Period, and Buyer shall have until the expiration of the Investigation Period to review and approve or disapprove any such Proposed New Lease as if the same had been provided to Buyer pursuant to Section 4.1(a) hereof. In connection with the foregoing, in the event Buyer delivers Buyer’s Election Not to Terminate pursuant to Section 4.3 hereof, Buyer shall be deemed to have approved such Proposed New Lease. During the time period commencing upon the date that is three (3) Business Days prior to the expiration of the Investigation Period and terminating on the Closing or the earlier termination of this Agreement, as applicable, Seller shall not renew, extend, amend or modify any of the Commercial Leases or enter into any Proposed New Lease without the prior written consent of Buyer in each instance, which consent shall be given or withheld in Buyer’s sole discretion. In the event Seller desires to enter into a Proposed New Lease after the date that is three (3) Business Days prior to the expiration of the Investigation Period, Seller shall deliver to Buyer a copy of the Proposed New Lease for Buyer’s review in accordance with the provisions of this Section 5.1(c). Buyer shall have a period of five (5) Business Days following the receipt of such Proposed New Lease for Buyer to review and approve or disapprove of the same. Prior to the expiration of such five (5) Business Day period, Buyer shall deliver written notice to Seller advising Seller of Buyer’s approval or disapproval of such Proposed New Lease. In the event Buyer fails to timely deliver to Seller such written notice of approval or disapproval within such five (5) Business Day period, then Buyer shall be deemed to have disapproved such Proposed New Lease. All Proposed New Leases which are approved by Buyer pursuant to the provisions of this Section 5.1(c), and which are subsequently entered into and executed by Seller, shall be deemed to constitute separately a “New Lease” and collectively, the “New Leases”) for purposes of this Agreement. All references in this Agreement to the “Leases” shall mean and include any New Leases entered into by Seller and approved by Buyer pursuant to this Section 5.1(c). Prior to the expiration of the Inspection Period, Seller may lease space in the ordinary course of business and otherwise deal with Tenants in the ordinary course of business.

(d) Notices/Violations. During the time period commencing upon the Effective Date of this Agreement and terminating on the Closing or the earlier termination of this Agreement, Seller shall promptly deliver to Buyer any and all notices and/or other written communications delivered to or received from: (i) any Tenant; (ii) any party under any of the Contracts; and/or (iii) any governmental authority relating to the Property or operation thereof. During the time period commencing upon the Effective Date of this Agreement and terminating on the Closing or the earlier termination of this Agreement, Seller shall deliver to Buyer prompt notice of: (i) the occurrence of any inspections of the Property by any governmental authority; (ii) any default by a party to any Contract; (iii) any default by any party to any Lease; (iv) any notices of violations of laws, ordinances, orders, directives, regulations or requirements issued by, filed by or served by any governmental agency against or affecting Seller or any part or aspect of the Property.

(e) Assumed Contracts. During the time period commencing upon the Effective Date and terminating upon the Closing or the earlier termination of this Agreement, subject to the provisions of Section 8.3 hereof, Seller shall administer and timely perform all of its material obligations under the Contracts. Furthermore, during the time period commencing upon the date of delivery by Buyer to Seller of Buyer’s Election Not to Terminate pursuant to Section 4.3 hereof and terminating on the Closing or the earlier termination of this Agreement, as applicable, Seller shall not terminate, amend or modify any of the Assumed Contracts or enter into any new Contract not terminable at Closing, without the prior written consent of Buyer in each instance, which consent may be granted or withheld in Buyer’s sole discretion. Seller agrees that, except for the Assumed Contracts, prior to the Closing Seller shall be responsible for terminating all Contracts and other obligations (including, but not limited to, any and all management, listing and/or leasing agreements) relating to the maintenance, operation, management and leasing of the Property, and Seller shall be liable for any risks, costs and penalties related to such termination.

(f) Monetary Obligations. Seller shall pay and satisfy in full any and all Monetary Obligations on or before the Closing Date.

(g) New Liens, Liabilities or Encumbrances. Seller shall not cause, grant or permit any new liens, liabilities, encumbrances or exceptions to title to the Property without the prior written consent of Buyer in each instance, which consent may be granted or denied in the sole and absolute discretion of Buyer, except to the extent Seller discharges the same at Closing.

(h) Tenant Estoppel Certificates. On or before the Estoppel Delivery Deadline, Seller shall deliver to Buyer a fully completed and executed estoppel certificate from each of the Tenants (each, a “Tenant Estoppel Certificate”), each of which shall be dated effective no earlier than thirty (30) Calendar Days prior to the Closing Date. Each Tenant Estoppel Certificate shall be duly executed by the applicable Tenant thereof and each guarantor of the applicable Lease, if any. Each Tenant Estoppel Certificate shall contain substantially the same terms and be in substantially the same form and substance as the form of certificate attached hereto as Exhibit “I,” and incorporated by reference herein; provided, however, that if (i) a form of estoppel certificate is attached to or otherwise prescribed in an applicable Lease, (ii) if the applicable Lease provides that a particular form of estoppel certificate be used; or (iii) the Tenant is a national tenant that customarily issues its own form of estoppel certificate, such form shall be deemed to be acceptable to Buyer (so long as, in the case of clause (i) only, it is accompanied by a Landlord Estoppel Certificate and, in the case of clause (ii) only, such form contains, at a minimum, the amount of rental payments, the square footage covered by the Lease, a statement as to such Tenant’s knowledge of any existing defaults, a statement that the Tenant has unconditionally accepted the leased premises and commenced paying rent as of a specified date, a statement concerning the formula or methodology for calculating Tenant’s proportionate share of CAM, insurance, taxes and other reimbursements, the expiration date of the Lease, the existence of any renewal, expansion, or first refusal rights, the amount of any security deposit, a definitive list of any remaining obligations to be performed by the Landlord and commercially reasonable subordination, non-disturbance and attornment provisions). Notwithstanding the foregoing, nothing contained herein shall limit Buyer’s right to review and approve or disapprove of all matters relating to the Leases (including the form of estoppels prescribed therein) during the Due Diligence Period.

In the event Seller is able to obtain Tenant Estoppel Certificates from: (I) all of the Major Tenants; and (II) Tenants representing the Minimum Tenant Square Footage Requirement, on or before the Estoppel Delivery Deadline, but Seller is not able to obtain Tenant Estoppel Certificates from all of the Tenants, then Seller shall deliver to Buyer, prior to the Estoppel Delivery Deadline, a landlord estoppel certificate in the form of Exhibit “J,” attached hereto and incorporated herein by reference (each, a “Landlord Estoppel Certificate”), with respect to each

Lease for which a Tenant Estoppel Certificate has not been obtained in lieu of the Tenant Estoppel Certificate for such Lease. If Seller has not timely delivered a Tenant Estoppel Certificate from those Tenants representing the Minimum Tenant Square Footage Requirement, or alternatively, if Seller has timely delivered a Tenant Estoppel Certificate from those Tenants representing the Minimum Tenant Square Footage Requirement, but has not provided a Tenant Estoppel Certificate nor provided a Landlord Estoppel Certificate to Buyer with respect to any remaining Lease before the Estoppel Delivery Deadline, then the provisions of Section 8.5(a) shall govern.

(i) Approval or Disapproval of Proposed Estoppel Certificates. At any time following the Effective Date and prior to the date upon which the Seller proposes to send the Estoppel Certificates to the Tenants, Seller shall submit to Buyer copies of the Estoppel Certificates Seller proposes to send to the Tenants (each, a “Proposed Estoppel” and collectively, the “Proposed Estoppels”). Within ten (10) Business Days after Buyer’s receipt of the Proposed Estoppels, Buyer shall notify Seller in writing as to any objection(s) Buyer has as to the form or content of the Proposed Estoppels. If Buyer fails to timely deliver to Seller written notice of Buyer’s objection(s) to the Proposed Estoppels, then Buyer shall be deemed to have approved the Proposed Estoppels. If Buyer timely delivers to Seller written notice of Buyer’s objection(s) to the Proposed Estoppels, then Seller shall modify or correct the Proposed Estoppels in response to Buyer’s objections, provided, however, Seller shall have no duty or obligation to modify a Proposed Estoppel that conforms to the requirements of Section 5.1(h) above or such Lease. Once the form of the Tenant Estoppel Certificates is established pursuant to the procedures set forth in this Section 5.1(h)(i), then Seller shall submit to the Tenants the Tenants Estoppel Certificates conforming to the Proposed Estoppels, as modified pursuant to this Section 5.1(h)(i), approved or deemed approved by Buyer pursuant to this Section 5.1(h)(i).

(ii) Approval or Disapproval of Estoppel Certificates. Seller shall forward to Buyer the fully executed Estoppel Certificates promptly upon receipt, but in no event later than the Estoppel Delivery Deadline. Buyer shall have the right to approve or reasonably disapprove of the Estoppel Certificates. If Buyer disapproves of one or more of the Estoppel Certificates, then Buyer may deliver to Seller written notice of Buyer’s disapproval (“Estoppel Objection Notice”) within five (5) Business Days following Buyer’s receipt of the last of all the Estoppel Certificates. The Estoppel Objection Notice shall describe in reasonable detail each item of dissatisfaction or objection in particular (each, an “Estoppel Objection Matter” and collectively, the “Estoppel Objection Matters”). Unless Seller receives an Estoppel Objection Notice within such five (5) Business Day period, Buyer shall be deemed to have approved all such Estoppel Certificates. If Seller receives an Estoppel Objection Notice within such five (5) Business Day period, then Seller may, but shall not be obligated to, agree to cure some or all of the Estoppel Objection Matters described in such Estoppel Objection Notice by delivering written notice (“Estoppel Cure Notice”) to Buyer of Seller’s election to cure some or all of the Estoppel Obligation Matters within three (3) Business Days following Seller’s receipt of Buyer’s Estoppel Objection Notice. If Seller fails to deliver Seller’s Estoppel Cure Notice to Buyer within such three (3) Business Day time period, Seller shall be deemed to have elected not to cure such Estoppel Objection Matters. If Seller timely elects to cure one or more of the Estoppel Objection Matters, then Seller shall have until the last Business Day immediately preceding the Closing Date to cure such Estoppel Objection Matters that Seller has committed to cure, and shall pay all costs associated with such cure.

(iii) Estoppel Remedies. If Seller either: (a) elects not to cure one or more of the Estoppel Objection Matters, provided such Estoppel Objection Matters are not Monetary Obligations that Seller is obligated to cure on or before the Closing pursuant to Section 5.1(f) hereof; or (b) fails to cure an Estoppel Objection Matter that Seller has elected to cure by the Closing, then Seller shall not be in default under this Agreement and, in such a case, Buyer may exercise one of the following options: (1) continue this Agreement in effect without modification and purchase and acquire the Property in accordance with the terms and conditions of this Agreement, subject to such Estoppel Objection Matters; or (2) terminate this Agreement and the Escrow pursuant to the provisions of Section 8.5(a) hereof, unless such Estoppel Objection Matters are the result of a breach by Seller of one or more of the provisions of Section 5.1 hereof, in which case the provisions of Section 8.6(a) shall govern.

(i) Termination of Negotiations. Upon the expiration of the Investigation Period, Seller shall terminate all negotiations with any other Person other than Buyer for the sale or disposition of the Property.

(j) New Matters.

(i) New Matters Notice. In the event that prior to the Closing, (A) any new title exceptions are discovered or revealed, which new title exceptions were not otherwise set forth or referred to in the Title Commitment, the Existing Survey or the Updated Survey, as applicable, and which are not the result of an act or omission of Buyer, or its agents or representatives; (B) altered circumstances relating to the Real Property and/or the Improvements (other than alterations resulting from an act or omission of Buyer, or its agents or representatives) cause any title exceptions that were included in the Title Commitment, the Existing Survey or the Updated Survey, as applicable, to now have a material adverse affect on the Real Property; (C) any item which was included as part of Seller’s Deliveries that Seller delivered to Buyer in accordance with the terms and conditions of this Agreement, is subsequently and materially and adversely modified, supplemented or amended; or (D) any item which would have been included as part of Seller’s Deliveries, but was not in existence, not issued or otherwise not available for delivery to Buyer in accordance with the terms and conditions of this Agreement, is subsequently issued or becomes available (each, a “New Matter” and collectively, the “New Matters”) and has a material adverse affect on the Real Property, then Seller shall immediately deliver written notice to Buyer disclosing the existence of such New Matters (the “New Matters Notice”), together with copies of all documents, agreements, items or instruments relating thereto.

(ii) New Matters Objection Notice. If Buyer is not satisfied for any reason with one or more of the New Matters disclosed in Seller’s New Matters Notice, Buyer may give Seller written notice (the “New Matters Objection Notice”) within five (5) Business Days, after the date of Buyer’s receipt of such New Matters Notice. In the event Buyer fails to timely object to a New Matter, such New Matter shall be deemed to constitute a “Permitted Title Exception” to the extent such New Matter relates to fee title to the Real Property, except to the extent such New Matters are Monetary Obligations which Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement. Each New Matters Objection Notice shall list each item of dissatisfaction or objection with respect to such New Matters (each, a “New Matters Objection” and collectively, the “New Matters Objections”).

(iii) New Matters Cure Notice. Seller shall have the right, but not the obligation, to elect to cure, at Seller’s sole cost and expense, one or more of the New Matters Objections by delivering written notice of such election to Buyer within two (2) Business Days of Seller’s receipt of a New Matters Objections Notice (the “New Matters Cure Notice”). The failure of Seller to timely make an election to cure or not cure the New Matters Objections shall be deemed to be an election by Seller not to cure such New Matters Objections. In the event Seller timely elects not to cure one or more of the New Matters Objections or Seller elects to cure and fails to do so, then Buyer may, within five (5) Business Days after Buyer’s receipt of Seller’s New Matters Cure Notice, elect to either: (A) continue this Agreement in effect without modification and purchase and acquire the Property in accordance with the terms and conditions of this Agreement, subject to the New Matters which Seller has elected not to cure or fails to cure (which will be deemed to constitute “Permitted Title Exceptions” to the extent such New Matters relate to fee title to the Real Property), except to the extent such New Matters constitute Monetary Obligations which Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement; or (B) terminate this Agreement and the Escrow pursuant to the provisions of Section 8.5(a) hereof, unless such New Matter is the result of a breach by Seller of one or more of the provisions of this Section 5.1, in which case the provisions of Section 8.6(a) hereof shall govern. Notwithstanding any provision in this Agreement to the contrary, in no event shall the term “Permitted Title Exceptions” include any Monetary Obligation, and Seller hereby agrees to and shall remove all Monetary Obligations on or before the Closing.

(iv) Cure of New Matters Objections. If Seller timely elects to cure one or more of the New Matters Objections, Seller shall have until the last Business Day immediately preceding the Closing Date to cure such New Matters Objections to Buyer’s reasonable satisfaction, provided, however, if one or more of such New Matters Objections cannot reasonably be cured on or before the last Business Day immediately preceding the Closing Date, then Seller shall have the right to extend the Closing Date for ten (10) Business Days in order to effectuate such cure. In such a case, all references in this Agreement to the “Closing Date” shall mean the Closing Date, as the same may be extended pursuant to this Section 5.1(j). If Seller fails to timely cure one or more of the New Matters Objections that Seller has elected to cure, then Buyer may, at any time on or before the Closing Date, elect to either: (A) continue this Agreement in effect without modification and purchase and acquire the Property in accordance with the terms and conditions of this Agreement, subject to the New Matters Seller failed to timely cure (which will be deemed to constitute “Permitted Title Exceptions” to the extent such New Matters relate to fee title to the Real Property), except to the extent such New Matters constitute Monetary Obligations which Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement; or (B) terminate this Agreement and the Escrow pursuant to the provisions of Section 8.5(a) hereof, unless such New Matter is the result of a breach by Seller of one or more of the provisions of this Section 5.1, in which case the provisions of Section 8.6(a) hereof shall govern. Notwithstanding any provision in this Agreement to the contrary, in no event shall the term “Permitted Title Exceptions” include any Monetary Obligation, and Seller hereby agrees to and shall remove all Monetary Obligations on or before the Closing.

(k) Bay Hill Loan. Seller shall timely make all payments and shall timely perform all of its obligations under the Bay Hill Loan.

Section 5.2 SEC Requirements. Upon Buyer’s written request, for a period of one (1) year following the Closing, Seller shall make Seller’s Books and Records available to Buyer for inspection during normal business hours on at least two (2) Business Days advance notice, copying and audit by Buyer’s designated accountants, at Buyer’s expense, to enable or assist any of the Public Reporting Entities, or their successors and assigns, to make any necessary or appropriate filings (as specified on Exhibit “K,” attached hereto and incorporated herein by reference), if, as and when such filing may be required by the Securities and Exchange Commission (“SEC”) or otherwise by applicable law. Furthermore, and without limiting the foregoing, for a period of one (1) year following the Closing, Seller, or, in the event Seller is dissolved, an Affiliate of Seller acceptable to Buyer in Buyer’s sole but reasonable discretion, shall execute the form of audit letter contained in Exhibit “L,” attached hereto and incorporated herein by reference, as the same may be modified from time to time, as and when requested by Buyer.

(a) Seller Entity Requirements. For a minimum of thirteen (13) months following the Closing, Seller shall not dissolve or liquidate and Seller shall remain an active entity in good standing in the State of its formation.

(b) Survival. The covenants and agreements set forth in this Section 5.2 hereof shall survive the Closing for a period of one (1) year.

ARTICLE 6

SELLER’S DELIVERIES

Section 6.1 Seller’s Deliveries to Escrow Agent at Closing. On or before 5:00 p.m. on the last Business Day prior to the Closing Date, Seller shall deliver to Escrow Agent the items described in this Article 6.

(a) Seller’s Deed. One (1) original of Seller’s Deed, duly executed and acknowledged by Seller. Pursuant to Section 12.1(a)(i) hereof, all documentary transfer tax information shall be affixed to Seller’s Deed upon recordation.

(b) Bill of Sale. One (1) original of the Bill of Sale, duly executed by Seller.

(c) Certificate of Non-Foreign Status. One (1) original of the Certificate of Non-Foreign Status, duly executed and acknowledged by Seller.

(d) Assignment and Assumption of Leases and Security Deposits. Two (2) counterpart originals of the Assignment and Assumption of Leases, duly executed by Seller.

(e) Assignment and Assumption of Contracts. Two (2) counterpart originals of the Assignment and Assumption of Contracts, duly executed by Seller.

(f) Assignment of Permits, Entitlements and Intangible Property. Two (2) counterpart originals of Assignment of Permits, Entitlements and Intangible Property, duly executed by Seller.

(g) REA Notice. A copy of a letter from Seller to each party to any reciprocal easement and/or other easement or restrictive agreement which effect the Real Property stating that the Real Property has been sold and that all notices under the such agreement relating to the Real Property should now be addressed to Buyer, if any such agreements require such notice.

(h) Bay Hill Loan Assumption Documents. Two (2) counterpart originals of the Bay Hill Loan Assumption Documents, duly executed and acknowledged, where applicable, by Seller.

(i) Excel LP Subscription Package. Two (2) counterpart originals of the Excel LP Subscription Package, duly executed by Seller.

(j) Seller’s Charges. In addition to the Purchase Price and other funds deposited by Buyer with Escrow Agent, such funds as may be required to: (a) discharge all Monetary Obligations; and (b) pay any amounts required to be paid by Seller in accordance with the provisions of Article 11 hereof, out of the sales proceeds.

(k) Seller’s Affidavits; Certificates and Evidence of Authority. (a) Any and all affidavits, indemnities and any other written documentation required by the Title Insurer or Title Agent as a condition to the issuance of the applicable Title Policy; and (b) to the extent required by the Title Insurer, Title Agent, Escrow Agent and/or Buyer, as applicable, evidence that Seller and those acting for Seller have full authority to consummate the transaction contemplated by this Agreement, as modified through the Closing including, without limitation, certified copies of the corporate, limited liability company, partnership or other resolutions authorizing the transaction contemplated by this Agreement.

(l) Seller’s Closing Statement. Seller’s Closing Statement, duly executed by Seller.

(m) Assignment of Declarant Status. Two (2) counterpart originals of the Assignment of Declarant Status, duly executed by Seller.

(n) Additional Documents. Such additional documents, instructions or other items as may be necessary or appropriate to comply with the provisions of this Agreement and to effect the transactions contemplated hereby, provided that such additional documents, instructions or other items shall not cause any additional liability, cost or obligation to Seller, except as otherwise provided for in this Agreement.

Section 6.2 Seller’s Deliveries to Buyer at Closing. On or before the Closing, Seller shall deliver to Buyer the items described in this Section 6.2.

(a) Leases, Assumed Contracts, Permits and Entitlements and Intangible Property. Originals, or if the originals are not available, copies of all of the Leases, Assumed Contracts, Permits and Entitlements and Intangible Property in Seller’s possession or control.

(b) Tenant Notification Letters. A letter to each of the Tenants under the Leases, in form and substance satisfactory to Buyer, advising such Tenants of the sale of the Property to Buyer and directing the Tenants to tender all future payments under the Leases to Buyer.

(c) Rent Roll. An updated, current rent roll relating to the Real Property, certified by Seller as being true, correct and complete as of the Closing Date.

(d) Books and Records. Copies of all of the Books and Records in Seller’s possession or control, to the extent not previously delivered by Seller to Buyer.

(e) Keys. All keys and security cards, if any, relating to the Real Property, and such additional documents, instructions or other items as may be necessary to operate any security systems on the Real Property.

(f) Roof Warranty. A copy of the roof warranty relating to the Shopping Center in Buyer’s name.

ARTICLE 7

BUYER’S DELIVERIES

On or before 12:00 p.m. on the Closing Date, Buyer shall deliver to Escrow Agent the items described in this Article 7.

Section 7.1 Closing Deposit. The Closing Deposit for the Property pursuant to Section 2.3(b) hereof.

Section 7.2 Assignment and Assumption of Leases and Security Deposits. Two (2) counterpart originals of the Assignment and Assumption of Leases and Security Deposits, duly executed by Buyer.

Section 7.3 Assignment and Assumption of Contracts. Two (2) counterpart originals of the Assignment and Assumption of Contracts, duly executed by Buyer.

Section 7.4 Assignment of Permits, Entitlements and Intangible Property. Two (2) counterpart originals of the Assignment of Permits, Entitlements and Intangible Property, duly executed by Buyer.

Section 7.5 Bay Hill Loan Assumption Documents. Two (2) counterpart originals of the Bay Hill Loan Assumption Documents, duly executed and acknowledged, where applicable, by Buyer.

Section 7.6 Excel LP Subscription Package. Two (2) counterpart originals of the Excel LP Subscription Package, duly executed by Excel LP.

Section 7.7 Partnership Unit Certificates. To the extent applicable, one (1) original Certificate of Limited Partnership evidencing the Partnership Units (the “Partnership Unit Certificates” to be issued to Seller.

Section 7.8 Buyer’s Charges. In addition to the Purchase Price and other funds deposited by Buyer with Escrow Agent, funds sufficient to pay all amounts required to be paid by Buyer in accordance with the provisions of Article 11 hereof, in the form of Cash.

Section 7.9 Evidence of Authority. To the extent required by the Title Insurer, Escrow Agent and/or Seller, as applicable, evidence that Buyer and those acting for Buyer have full authority to consummate the transaction contemplated by this Agreement, as modified through the Closing including, without limitation, certified copies of the corporate, limited liability company, partnership or other resolutions authorizing the transactions contemplated by this Agreement.

Section 7.10 Buyer’s Closing Statement. Buyer’s Closing Statement, duly executed by Buyer.

Section 7.11 Additional Documents. Such additional documents, instructions or other items as may be necessary or appropriate to comply with the provisions of this Agreement and to effect the transactions contemplated hereby, provided that such additional documents, instructions or other items shall not cause any additional liability, cost or obligation to Buyer, except as otherwise provided for in this Agreement.

ARTICLE 8

CONDITIONS TO CLOSING; CLOSING;

AND TERMINATION UPON DEFAULT

Section 8.1 Conditions to Obligations of Buyer. The Closing of the transaction contemplated pursuant to this Agreement and Buyer’s obligation to purchase the Property are subject to satisfaction, prior to the Closing Date, of all of the conditions set forth below, the determination of the satisfaction of which shall be made by Buyer, in its sole but reasonable discretion. Seller hereby acknowledges and agrees that each of the conditions set forth in this Section 8.1 are for the benefit of Buyer and may only be waived by Buyer in its sole but reasonable discretion.

(a) Delivery of Items. Seller shall have timely delivered to Escrow Agent all of the items to be delivered by Seller pursuant to Section 6.1 hereof. Seller shall have timely delivered to Buyer all of the items to be delivered by Seller pursuant to Section 6.2 hereof.

(b) Performance of Obligations. Seller shall have timely performed and satisfied all of the obligations under this Agreement to be performed by Seller prior to the Closing.

(c) Title Commitment. Title Insurer is irrevocably committed to issue the Title Commitment, together with such endorsements available in Florida and as may be requested by Buyer, subject only to the Permitted Title Exceptions (the “Title Policy”).

(d) Representations and Warranties. All of Seller’s representations and warranties set forth in this Agreement shall be true and correct in all material respects on the Closing Date as though made at the time of Closing. Without limiting the foregoing, on or before the Closing Date, Seller shall have delivered to Buyer a written certificate, duly executed by Seller, certifying that all of the representations and warranties of Seller set forth in this Agreement are true and correct in all material respects as of the Closing.

(e) Litigation. No suit, action, claim or other proceeding shall have been instituted or threatened against Seller which results, or reasonably might be expected to result, in the transactions contemplated by this Agreement being enjoined or declared unlawful, in any lien attaching to or against the Property and/or in any liabilities or obligations being imposed upon Buyer or the Property, other than the Permitted Title Exceptions.

(f) Damage or Destruction. There shall have been no Material Loss for which Seller has not escrowed funds from repairs.

(g) Condemnation Proceeding. No Condemnation Proceeding shall have been instituted or be threatened against all or any portion of the Real Property.

(h) No Material Change. There shall have been no material change in the financial condition of any Major Tenant.

(i) No Bankruptcy. There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors contemplated or filed by any Major Tenant or Seller or pending against any Major Tenant or Seller.

(j) Estoppel Certificates. Seller shall have timely delivered to Buyer all of the required Estoppel Certificates to be delivered pursuant to Section 5.1(h) hereof.

(k) Estoppel Objection Matters. Seller timely cures to the satisfaction of Buyer all Estoppel Objection Matters that Seller elects to cure pursuant to Section 5.1(h) hereof.

(l) New Matters Objections. Seller timely cures to the satisfaction of Buyer all New Matters Objections that Seller elects to cure pursuant to Section 5.1(j)(iii) hereof.

(m) Bay Hill Loan Assumption. All of the Bay Hill Loan Assumption Conditions shall have been satisfied, the Bay Hill Lender shall have executed and delivered to Buyer the Bay Hill Lender’s Consent upon terms and conditions satisfactory to Buyer, and Seller and Bay Hill Lender shall each have executed and delivered to Escrow all of the Bay Hill Loan Assumption Documents necessary to effectuate the Bay Hill Loan Assumption and its amendment and restatement.

(n) Investment representation Statement. Seller shall have furnished Buyer with evidence, reasonably satisfactory to Buyer, that Seller qualifies as an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Act.

Buyer may waive any of the conditions set forth in this Section 8.1 by delivery of written notice to Seller on or before the Closing. Without limiting the foregoing, Escrow Agent shall assume that each of the conditions set forth in Section 8.1(b) shall have been satisfied as of the Closing Date, unless Buyer shall have given written notice to the contrary to Escrow Agent on or before the Closing Date.

Section 8.2 Conditions to Obligations of Seller. The Closing of the transactions contemplated pursuant to this Agreement and the obligation of Seller to sell, convey, assign, transfer and deliver the Property to Buyer are subject to satisfaction, prior to the Closing Date, of all of the conditions set forth below, the determination of the satisfaction of which shall be made by Seller, in its sole but reasonable discretion. Buyer hereby acknowledges and agrees that each of the conditions set forth in this Section 8.2 are for the benefit of Seller and may only be waived by Seller in its sole but reasonable discretion.

(a) Delivery of Items. Buyer shall have timely delivered to Escrow Agent all of the items to be delivered by Buyer pursuant to Article 7 hereof.

(b) Performance of Obligations. Buyer shall have performed all of the obligations of Buyer under this Agreement to be performed by Buyer prior to the Closing.

Seller may waive any of the conditions precedent set forth in this Section 8.2 by delivery of written notice thereof to Buyer. Escrow Agent shall assume that each of the conditions set forth in Section 8.2(b) shall have been satisfied as of the Closing Date, unless Seller shall have given written notice to the contrary to Escrow Agent on or before the Closing Date.

Section 8.3 Casualty; Condemnation Proceeding.

(a) Material Loss. In the event that, prior to the Closing, the Real Property shall suffer a Material Loss or Seller shall receive notice of the commencement or the threat of commencement of any eminent domain or condemnation proceeding which involves any portion of the Real Property (“Condemnation Proceeding”), Seller shall immediately notify Buyer of such Material Loss or Condemnation Proceeding and, in such a case: (i) Buyer shall have the right to terminate this Agreement and the Escrow pursuant to the terms of Section 8.5(a) hereof; or (ii) accept the Property in its then existing condition and purchase and acquire the Property in accordance with the terms and conditions of this Agreement, subject to the terms and conditions described in this Section 8.3. In the event of a Material Loss, if Buyer exercises its right to purchase and acquire the Property in its present condition, then Seller shall pay and assign to Buyer on the Closing any and all casualty insurance proceeds previously paid or payable to Seller, and Buyer shall be entitled to a credit against the Purchase Price in an amount equal to the sum of: (A) any insurance deductible; and (B) an amount equal to the estimated costs, fees and expenses to repair and/or replace the uninsured portion of the Material Loss. In the event of a Condemnation Proceeding, if Buyer exercises its right to purchase and acquire the Property in its present condition, then Seller shall pay or assign to Buyer on the Closing any amount of compensation, awards or other payments or relief previously paid or payable to Seller resulting from such Condemnation Proceeding. Buyer’s termination right or Buyer’s acceptance right shall be exercised by written notice to Seller within thirty (30) Calendar Days (but in no event later than the Closing Date) after Buyer receives written notice from Seller of the occurrence of the Material Loss or Condemnation Proceeding.

(b) Non-Material Loss. In the event that, prior to the Closing, the Real Property shall suffer a Non-Material Loss, Seller shall immediately notify Buyer of such Non-Material Loss and, in such a case, Buyer shall be obligated to purchase the Property (in its then existing condition) in accordance with the terms and conditions of this Agreement, subject to the terms and conditions of this Section 8.3(b). In such a case, Seller shall pay and assign to Buyer on the Closing any and all casualty insurance proceeds previously paid or payable to Seller, and Buyer shall also be entitled to a credit against the Purchase Price in an amount equal to the sum of: (A) any insurance deductible; and (B) an amount equal to the estimated costs, fees and expenses to repair and/or replace the uninsured portion of the Non-Material Loss. In the event such Non-Material Loss is not covered by insurance, then Buyer shall be entitled to an offset against the Purchase Price in an amount equivalent to the monetary value of such Non-Material Loss.

Section 8.4 Closing. The closing of the transaction contemplated by this Agreement (“Closing”) shall take place at the offices of Escrow Agent, or at such other location as may be mutually agreed upon in writing by Seller and Buyer, on August 15, 2012, or such other date as may be mutually agreed upon by Seller and Buyer (the “Scheduled Closing Date”). Notwithstanding the foregoing, Seller hereby grants Buyer the option to extend the Scheduled Closing Date on one occasion from August 15, 2012 to September 14, 2012 (the “Extended Closing Date”), subject to and in accordance with the terms and conditions of this Section 8.4 hereof (the “Extension Option”). In order for Buyer to exercise the Extension Option, on or before 11:59 p.m. on the second to last Business Day immediately preceding the Scheduled Closing Date, Buyer shall: (a) deliver written notice to Seller and Escrow Agent of Buyer’s election to exercise the Extension Option (the “Extension Notice”); and (b) deliver to Escrow Agent the sum of One Hundred Thousand Dollars ($100,000.00), in the form of Cash (the “Extension Deposit”). Buyer may direct Escrow Agent to invest the Extension Deposit in one or more interest bearing accounts with a federally insured state or national bank located in Florida, designated by Buyer and approved by Escrow Agent. Subject to the applicable termination and default provisions contained in this Agreement: (x) the Extension Deposit shall remain in Escrow prior to the Closing; (y) upon the Closing, the Extension Deposit shall be applied as a credit towards the payment of the Cash Purchase Price; and (z) all interest that accrues on the Extension Deposit while in Escrow Agent’s control shall belong to Buyer.

All references in this Agreement to the “Closing Date” shall mean the Scheduled Closing Date or the Extended Closing Date, as applicable.

Section 8.5 Failure of Conditions to Closing; No Default by Seller or Buyer.

(a) Failure of Buyer’s Closing Conditions. In the event one or more of Buyer’s conditions to the Closing set forth in Section 8.1 hereof are not satisfied or otherwise waived by Buyer on or before the Closing Date, and the failure of such conditions to be satisfied is not a result of a default by Seller or Buyer in the performance of their respective obligations under this Agreement, then Buyer shall have the right to terminate this Agreement and the Escrow by giving written notice of such termination to Seller prior to Closing. Upon any election by Buyer to terminate this Agreement and the Escrow pursuant to this Section 8.5(a), the provisions of Section 8.5(c) hereof shall govern.

(b) Failure of Seller’s Closing Conditions. In the event one or more of Seller’s conditions to the Closing set forth in Section 8.2 hereof are not satisfied or otherwise waived by Seller on or before the Closing Date, and the failure of such conditions to be satisfied is not a result of a default by Seller or Buyer in the performance of their respective obligations under this Agreement, then Seller shall have the right to terminate this Agreement and the Escrow by giving written notice of termination to Buyer prior to Closing. Upon any election by Seller to terminate this Agreement and the Escrow pursuant to this Section 8.5(b), the provisions of Section 8.5(c) shall govern.

(c) Termination Provisions. In the event either party elects to terminate this Agreement and the Escrow for the reasons and in accordance with the provisions set forth in this Section 8.5, then: (i) this Agreement shall automatically terminate (other than those provisions which expressly provide that they survive any termination of this Agreement); (ii) Escrow Agent shall immediately cause the Deposit (or that portion thereof previously paid by Buyer to Escrow Agent), to be paid to Buyer without the need of any further written authorization or consent from Seller; and (iii) Seller and Buyer shall execute such escrow cancellation instructions as may be necessary to effectuate the cancellation of the Escrow as may be required by Escrow Agent. Any Escrow cancellation, title cancellation and other cancellation charges shall be borne equally by Seller and Buyer.

Section 8.6 Failure of Conditions to Closing; Default by Seller or Buyer. In the event either Seller or Buyer defaults in the performance of any of their respective obligations to be performed prior to the Closing, other than in the case of Buyer’s termination pursuant to Sections 4.2 or 8.5(a) hereof, and other than in the case of Seller’s termination pursuant to Section 8.5(b) hereof, then the non-breaching party may elect the applicable remedies set forth in this Section 8.6, which remedies shall constitute the sole and exclusive remedies of the non-breaching party with respect to a default by the other party under this Agreement.

(a) Remedies of Buyer. In the event Buyer is the non-breaching party, as its sole and exclusive remedy, Buyer may elect to: (i) terminate this Agreement and the Escrow by giving Seller written notice describing Seller’s default and setting forth Buyer’s election to immediately terminate this Agreement and the Escrow; or (ii) pursue the equitable remedy of specific performance of this Agreement. In the event Buyer elects to terminate this Agreement and the Escrow pursuant to Section 8.6(a)(i) hereof, then Escrow Agent shall immediately cause the Deposit (or that portion thereof previously paid by Buyer to Escrow Agent) to be paid to Buyer without the need of any further authorization or consent from Seller pursuant to the provisions of Section 8.6(d) hereof. Furthermore, in the event Buyer elects to terminate this Agreement and the Escrow pursuant to Section 8.6(a)(i) hereof, without limiting the rights and remedies available to Buyer pursuant to this Section 8.6, Seller shall pay to Buyer an amount equal to Buyer’s costs, fees and expenses, including attorneys’ fees and costs, incurred in connection with the transaction contemplated by this Agreement (including Buyer’s due diligence expenses), up to and through the date of such termination not to exceed Thirty Thousand Dollars ($30,000.00).

(b) Remedies of Seller. In the event Seller is the non-breaching party, as Seller’s sole and exclusive remedy, Seller may elect to terminate this Agreement and the Escrow by giving Buyer written notice describing Buyer’s default and setting forth Seller’s election to immediately terminate this Agreement and the Escrow. In the event Seller elects to terminate this Agreement and the Escrow pursuant to this Section 8.6(b), the sole and exclusive remedy of Seller shall be to receive the amount specified as liquidated damages pursuant to Section 8.6(c) hereof.

(c) SELLER’S LIQUIDATED DAMAGES. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT (OTHER THAN AS A RESULT OF BUYER’S ELECTION TO TERMINATE PURSUANT TO SECTIONS 4.2, 8.5(a) OR 8.6(a) HEREOF, AND OTHER THAN IN THE CASE OF SELLER’S TERMINATION PURSUANT TO SECTION 8.5(b) HEREOF), BY REASON OF THE DEFAULT OF BUYER, SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. IN SUCH A CASE, SELLER AND BUYER AGREE THAT IT WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE THE AMOUNT OF DAMAGES OF SELLER AS A RESULT OF ANY SUCH BREACH BY BUYER, AND, ACCORDINGLY, AS SELLER’S SOLE AND EXCLUSIVE REMEDY AT LAW OR IN EQUITY (OTHER THAN AN ACTION TO ENFORCE THE PROVISIONS OF THIS AGREEMENT), SELLER SHALL BE ENTITLED TO RECEIVE AND RETAIN THE DEPOSIT AND EXTENSION DEPOSIT (OR THAT PORTION THEREOF PREVIOUSLY PAID BY BUYER TO ESCROW AGENT), AS LIQUIDATED DAMAGES IN THE EVENT OF A DEFAULT BY BUYER, AND THE PAYMENT OF SUCH LIQUIDATED DAMAGES TO SELLER SHALL CONSTITUTE THE EXCLUSIVE REMEDY OF SELLER ON ACCOUNT OF THE DEFAULT BY BUYER.

SELLER’S INITIALS	BUYER’S INITIALS

(d) Termination Provisions. In the event either Party elects to terminate this Agreement and the Escrow for the reasons and in accordance with the provisions set forth in this Section 8.6, then: (i) this Agreement will automatically terminate (other than those provisions which expressly provide that they survive any termination of this Agreement) without any further acts of either Seller or Buyer; (ii) Seller and Buyer agree to execute such escrow cancellation instructions as may be necessary to effectuate the cancellation of the Escrow as may be required by Escrow Agent, and (iii) Escrow Agent shall immediately cause the Deposit (or that portion thereof previously paid by Buyer to Escrow Agent) to be distributed and paid in accordance with the provisions of this Agreement. The breaching party hereunder shall pay any and all escrow and title cancellation costs incurred in connection herewith.

(e) Survival. The provisions of this Article 8 shall survive the Closing or any termination of this Agreement.

ARTICLE 9

REPRESENTATIONS AND WARRANTIES OF SELLER

In addition to the representations, warranties and covenants of Seller contained elsewhere in this Agreement, Seller hereby makes the following representations and warranties, each of which is material and being relied upon by Buyer and shall be true as of the date hereof and as of the Closing:

Section 9.1 Organization, Power and Authority. Seller is a limited liability company duly organized and validly existing under the laws of the State of Florida. Seller has all requisite power and authority to own the Property, to execute and deliver this Agreement and the

Transaction Documents to which Seller is a party, and to perform its obligations hereunder and thereunder and effect the transactions contemplated hereby and thereby. All requisite limited liability or other action has been taken to authorize and approve the execution, delivery and performance by Seller of this Agreement and the Transaction Documents to which Seller is a party.

Section 9.2 No Conflicts. To the best of Seller’s knowledge and belief, the execution, delivery and performance by Seller of this Agreement and the Transaction Documents to which Seller is a party, and the consummation of the transactions contemplated hereby and thereby, will not: (a) violate any provision of the organizational documents of Seller; (b) violate, conflict with or result in a breach of or default under any term or provision of any contract or agreement to which Seller is a party or by or to which Seller or any of its assets or properties are or may be bound or subject; or (c) violate any order, judgment, injunction, award or decree of any court or arbitration body, or any governmental, administrative or regulatory authority, or any other body, by or to which Seller or the Property are or may be bound or subject.

Section 9.3 Non-Foreign Status. Seller is not a “foreign person” as such term is defined in Section 1445 of the Code.

Section 9.4 Litigation and Condemnation. Seller has not received written notice of and, to the best of Seller’s knowledge and belief, there are no: (a) pending or threatened claims, actions, suits, arbitrations, proceedings (including Condemnation Proceedings) or investigations by or before any court or arbitration body, any governmental, administrative or regulatory authority, or any other body, against or affecting the Property or the transactions contemplated by this Agreement; and (b) orders, judgments or decrees of any court or arbitration body, any governmental, administrative or regulatory authority, or any other body, against or affecting the Property or the transactions contemplated by this Agreement.

Section 9.5 Liabilities. Upon the Closing, neither Buyer nor the Property will be subject to any liabilities or obligations, whether secured, unsecured, accrued, absolute, contingent or otherwise, that relate to Seller’s ownership of the Property prior to the Closing, other than the Leases, the Permitted Title Exceptions, and the Assumed Contracts.

Section 9.6 Fees. To the best of Seller’s knowledge, there are no outstanding impact, mitigation or similar fees owing or payable in connection with the construction, development, installation and/or operation of the Real Property with the exception of the Water and Sewer Payment.

Section 9.7 Mechanic’s Liens. There are no fees, dues or other charges which are due, owing or unpaid in connection with the construction of or any repairs to the Real Property. There are no pending or threatened claims which may or could ripen with the passage of time into a mechanic’s lien upon the Real Property as the result of any contract, agreement or work performed on the Real Property.

Section 9.8 Leases. The rent roll, which is included as part of Seller’s Deliveries, is a true, correct and complete in all material respects and sets forth a list of the Leases and Tenants, including, but not limited to, the description, by agreement and document name and date, of each

Lease, together with any amendments, assignments and other documents with respect thereto. The rent roll includes an addendum describing, with respect to each Lease, the amount of any Leasing Commissions owing, the amount of any advance or prepaid rentals which have not accrued, any rental holidays which have not expired and other Tenant Inducement Costs granted to any Tenant which have not been fully utilized, if any. All of the information on the rent roll, including the description of the leased premises, the rent and other charges payable by Tenants, the terms and options to renew, and the Security Deposits, also is true, correct and complete in all material respects. The Leases provided to Buyer pursuant to Section 4.1(a) hereof are true and correct copies thereof and such Leases have not been amended or modified except as otherwise disclosed by Seller to Buyer. Seller is the “Landlord” or “Lessor” under the Leases and has full power and authority to assign the same to Buyer. Seller has not received written notice of any uncured event of default with respect to the performance of any of its obligations under the Leases. Each of the Leases is in full force and effect and there is no monetary or non-monetary default under any Lease by either the landlord or the tenant thereunder, nor, to the best of Seller’s knowledge, has an event occurred which with the giving of notice or the passage of time or both would result in a default thereunder by either the landlord or the tenant thereunder. No valid claims or rights of offset exist with respect to the Leases. No Leasing Commissions, Tenant Inducement Costs or other amounts are now payable to any Person under any agreement or understanding in connection with any Lease or the renewal thereof, or any other options thereunder (provided, however, if a Lease is renewed a commission may be due), nor does there exist any commission, compensation or other amount which may become payable to any broker or other agent under any agreement or understanding in connection with any Lease or renewal thereof, or any options thereunder. Seller has not received written notice from any Tenants under a Lease indicating the intention of such Tenants to terminate its Lease or to limit, amend or alter its Lease or its use or occupancy. Seller has not previously assigned, pledged, transferred, hypothecated or conveyed the Leases or any interest therein. All of the work (including all tenant improvements) to be constructed and installed by Seller in the leased premises pursuant to the Leases is complete and fully paid for and/or will be complete and fully paid for on or before the Closing or if not an appropriate credit will be given to Buyer at the time of Closing.

Section 9.9 Contracts and Assumed Contracts. All of the Contracts are terminable without penalty upon not more than thirty (30) Calendar Days’ notice. There are no Contracts with any person or entity relating to the Property which must be assumed by Buyer (or which will be deemed assumed by the Buyer upon the Buyer becoming the owner of the Property), other than the Assumed Contracts. The Assumed Contracts, if any, are in full force and effect and constitute valid and enforceable agreements of Seller, free and clear of all liens, charges, encumbrances and adverse claims, and no event has occurred which with the giving of notice or the passage of time or both would result in a default thereunder. Seller has obtained, or on or before the Closing will have obtained, all requisite consents of third parties to the assignment to and assumption by Buyer of the Assumed Contracts.

Section 9.10 Taxes and Assessments. To the best of Seller’s knowledge and belief, there are no pending or threatened improvements, liens, or special assessments made or to be made against the Property by any governmental authority.

Section 9.11 Construction and Condition of Improvements. To Seller’s direct knowledge, all of the Improvements have been constructed and installed in accordance with applicable codes, laws, ordinances, rules, regulations, permits and approvals and have been completed in a professional and workmanlike manner and are in good operating condition and repair; provided, however, it is understood and acknowledged that Seller has not personally reviewed the plans and specifications. To Seller’s direct knowledge and belief, all of the heating, ventilation and air conditioning systems, plumbing, fire protection, security and other mechanical and electrical systems of the Improvements have been constructed and installed in accordance with applicable codes, laws, ordinances, rules, regulations, permits and approvals, have been completed in a professional and workmanlike manner and are in good operating condition and repair. To Seller’s direct knowledge and belief, there are no latent defects in any of the Improvements, and the structural components, foundations, roofs, walls and fixtures are in good operating condition and repair, and the roofs, foundations and structural components are free from leaks, and the Improvements are free from termite and other infestation. To Seller’s direct knowledge and belief, there are no defects or inadequacies in the Real Property that might adversely affect the insurability of the same or that might cause an increase in the insurance premiums therefor.

Section 9.12 Financial Statements; Books and Records. Each of the financial statements provided to Buyer pursuant to Section 4.1(a) hereof: (i) is in accord with the Books and Records of Seller in all material respects and (ii) presents fairly and accurately the results of operations for the respective periods covered thereby. All of the Books and Records relating to the Property delivered to Buyer fairly, completely and accurately reflect the ownership, operation and occupancy of the Property and all income received and expenses incurred by Seller in connection therewith for the respective time periods covered thereby.

Section 9.13 Compliance with Laws. Seller has not received written notice and has no knowledge that the Property is not in compliance with applicable federal, state or local laws, regulations or ordinances applicable to the development, ownership, operation, maintenance and management of the Real Property, and/or otherwise applicable to Seller, including, without limitation, all laws, regulations and ordinances relating to zoning, planning, land use and building restrictions, construction, Environmental Laws, subdivision, fire, health and safety, disability and alcoholic beverage sales. The Seller has not received written notice and has no knowledge that the Real Property is in violation of applicable laws, ordinances, rules and regulations (including without limitation those relating to zoning and the requirements of Title III of the Americans with Disabilities Act of 1990 (42 U.S.C. 12181, et seq., the Provisions Governing Public Accommodations and Services Operated by Private Entities), and all regulations promulgated thereunder, and all currently existing amendments, revisions or modifications thereto). Seller has no notice that any government agency or any employee or official considers the construction of the Real Property or its operation or use to have failed to comply with any law, ordinance, regulation or order or that any investigation has been commenced or is contemplated respecting any such possible failure of compliance. To the best of Seller’s knowledge and belief, there are no unsatisfied requirements for repairs, restorations or improvements from any person, entity or authority, including, but not limited to, any tenant, lender, insurance carrier or governmental authority. Seller has not received from any insurance company or Board of Fire Underwriters any written notice, which remains uncured, of any defect or inadequacy in connection with the Real Property or its operation.

Section 9.14 Environmental Matters. To the best of Seller’s knowledge and belief, and except as may otherwise be disclosed in the reports listed on Schedule 2.0” attached hereto and incorporated herein by reference: (i) the Improvements are free from Hazardous Materials; (ii) the soil, surface water and ground water of, under, on or around the Real Property are free from Hazardous Materials; (iii) the Real Property has never been used for or in connection with the manufacture, refinement, treatment, storage, generation, transport or hauling of any Hazardous Material in excess of levels permitted by applicable Environmental Laws, nor has the Real Property been used for or in connection with the disposal of any Hazardous Materials; (iv) the Real Property is now and at all times has been in compliance with all Environmental Laws; and (v) no investigation, administrative order, administrative order by consent, consent order, agreement, litigation or settlement is proposed or in existence or threatened or anticipated, with respect to or arising from the presence of any Hazardous Materials or the transport of any Hazardous Materials with respect to the Real Property.

Section 9.15 Permits and Entitlements. Seller has obtained all governmental permits, licenses, approvals and authorizations (including, but not limited to, the Permits and Entitlements) required for the ownership, operation, maintenance and management of the Property, and all such permits, licenses, approvals and authorizations (including, but not limited to, the Permits and Entitlements) are in full force and effect and, to the extent the same are material, are transferable to Buyer.

Section 9.16 Intentionally Deleted.

Section 9.17 Utilities. To the best of Seller’s knowledge, the Real Property has full access rights and is connected to water, sanitary sewer, storm water, gas, electricity, oil, telephone, cable and other utilities required for the ownership, operation and occupancy of the Real Property (collectively, the “Utilities”). To the best of Seller’s knowledge and belief, all such Utilities: (i) are installed, connected and are currently in use by Seller on the Real Property; (ii) were constructed and installed in accordance with all applicable codes, laws, ordinances, rules, regulations, permits and approvals; (iii) have been completed in a professional and workmanlike manner and are in good operating condition and repair; and (iv) are sufficient in size and capacity (and pressure, where applicable) to service and accommodate the reasonably expected needs and operations of the Real Property. To the best of Seller’s knowledge and belief, none of the Utilities and/or any of the lines, pipes, conduits, valves, pumps, heads, hoses, tubes, or related equipment or facilities, are located outside the boundaries of the Real Property and/or encroach onto any adjoining real property, or, to the extent that such Utilities and/or any of the lines, pipes, conduits, valves, pumps, heads, hoses, tubes, or related equipment or facilities, are located outside the boundaries of the Real Property and/or encroach onto any adjoining real property, the same do so in accordance with legal, valid and enforceable permanent non-terminable easements, which will inure to the benefit of Buyer, its successors and assigns, as the owner of the Real Property.

Section 9.18 Prohibited Persons and Transactions. Neither Seller, nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing, or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury

(including those name on OFAC’s Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2011, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism), or other governmental action and is not, and prior to Closing or the earlier termination of this Agreement will not, engage in any dealings or transactions with or be otherwise associated with such persons or entities.

Section 9.19 Integrity of Documents. Seller has furnished to Buyer all items constituting Seller’s Deliveries, and, to the best of Seller’s knowledge and belief, all of the information prepared by Seller and contained in Seller’s Deliveries is true and correct in all material respects and contains no material misrepresentations or omissions of material facts. The information prepared by Seller and contained in the attached Exhibits and Schedules is true and correct in all material respects. The representations and warranties of Seller contained in this Agreement are true and correct in all material respects. Notwithstanding anything to the contrary herein contained, Buyer acknowledges and agrees that Seller makes no representations or warranties whatsoever as to the truth, accuracy or completeness of any Seller’s Deliveries that were prepared by or in reliance on reports or materials prepared by third parties.

Section 9.20 Option to Purchase/Right of First Refusal. Seller has not previously granted any option to purchase the Property or any right of first refusal to purchase the Property with respect to the Property and, to the best of Seller’s knowledge, no such options to purchase or rights of first refusal with respect to the Property are in existence.

Section 9.21 Bay Hill Loan. The Bay Hill Loan is in full force and effect, Seller is not in default with respect to any of Seller’s obligations under the Bay Hill Loan, and Seller has not received any notice of any uncured default by Seller under the Bay Hill Loan.

Section 9.22 Advice of Counsel and Tax Advisors. In entering into and consummating the transactions contemplated by this Agreement and the other Transaction Documents, Seller has conducted its own investigation of Excel Trust and Excel LP and will rely solely upon such investigation and the advice of its personal counsel and personal tax advisers with respect to the advisability of the transactions and the federal and/or state tax aspects of such transactions and neither Buyer nor any partner, officer, director or other person representing Buyer, or any of its Affiliates, has made any representation regarding the advisability of the transaction or the tax consequences of the investments in Excel Trust and Excel LP. Buyer shall have no responsibility for any adverse tax consequences imposed on Seller.

Section 9.23 Survival. The representations and warranties of Seller set forth in Sections 9.1 through 9.3, inclusive, 9.18, 9.20 and 9.22 hereof, as well as the right and ability of Buyer to enforce the same and/or to seek damages for its breach, shall survive the Closing. The representations and warranties of Seller set forth in Sections 9.4 through 9.17, inclusive, 9.19, and 9.21 hereof, as well as the right and ability of Buyer to enforce the same and/or to seek damages for their breach, shall survive the Closing for a period of one (1) year; provided, however, Buyer must file suit within one (1) year of the date of Closing. Notwithstanding anything to the contrary herein contained, in the event Buyer actually becomes aware of a breach of a representation or warranty of Seller during the Inspection Period and elects to proceed to Closing notwithstanding the same, then Buyer shall be deemed to have waived any claim for such breach, including but not limited to any claim for damages with respect to such breach. Furthermore, in the event that Buyer becomes aware of a breach of a representation or warranty of Seller subsequent to the Closing, the maximum aggregate amount which may be awarded to and collected by Buyer under this Agreement shall not exceed: (a) the Purchase Price, with respect to any breach relating to the legal conveyance of the Property; or (b) Four Million Three Hundred Thousand Dollars ($4,300,000.00) with respect to any other breach of a representation and warranty.

Section 9.24 Seller’s Representations and Warranties. The continued accuracy in all material respects of the aforesaid representations and warranties is a condition precedent to Buyer’s obligation to close. If any of said representations and warranties are not correct in all material respects at the time the same is made or as of Closing and Seller had no knowledge of such inaccuracy when the representation or warranty was made (or when deemed remade at Closing) or if such warranty or representation becomes inaccurate on or prior to Closing other than by reason of Seller’s default hereunder, Buyer may, upon being notified in writing by Seller of such occurrence on or prior to Closing, either: (a) terminate this Agreement and Escrow pursuant to the provisions of Section 8.5(a) hereof; or (b) waive such matter and proceed to Closing. If any of said representations and warranties are not correct in all material respects at the time the same is made or as of Closing, and Seller had knowledge of such inaccuracy when the representation or warranty was made, or, by its default hereunder caused the representation or warranty to be inaccurate when deemed remade at Closing, Buyer may pursue any of its remedies pursuant to the provisions of Section 8.6(a) hereof.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby makes the following representations and warranties, each of which representation and warranty is: (a) material and being relied upon by Seller; and (b) true, complete and not misleading in all material respects as of the date hereof and as of the Closing.

Section 10.1 Organization, Power and Authority. Buyer is a limited partnership duly organized and validly existing under the laws of the State of Delaware. Buyer has all requisite power and authority to execute and deliver this Agreement and the Transaction Documents to which Buyer is a party, and to perform its obligations hereunder and thereunder and to effect the transactions contemplated hereby and thereby. All requisite limited partnership or other action has been taken to authorize and approve the execution, delivery and performance by Buyer of this Agreement and the Transaction Documents to which Buyer is a party.

Section 10.2 No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the Transaction Documents to which Buyer is a party, and the consummation of the transactions contemplated hereby and thereby, will not: (a) violate any provision of Buyer’s organization documents; (b) violate, conflict with or result in a breach of or default under any term or provision of any contract or agreement to which Buyer is a party or by or to which Buyer or any of its assets or properties are or may be bound or subject; or (c) violate any order, judgment, injunction, award or decree of any court or arbitration body, or any governmental, administrative or regulatory authority, or any other body, by or to which Buyer is or may be bound or subject.

Section 10.3 Survival. The representations and warranties of Buyer set forth in this Agreement, as well as the right and the ability of Seller to enforce them and/or seek damages for their breach, shall survive the Closing.

ARTICLE 11

COSTS, EXPENSES AND PRORATIONS

Section 11.1 Costs and Expenses.

(a) Seller. Seller shall pay: (i) all recording costs, documentary transfer taxes, deed stamps and similar costs, fees and expenses payable in connection with the recordation of Seller’s Deed; (ii) all mortgage taxes and similar costs, fees and expenses relating to the Bay Hill Loan Assumption; (iii) the premium for the Title Policy and the cost of any binders or endorsements to the Title Policy requested by Buyer; (iv) the Bay Hill Loan Assumption Excess Fees, if any; (v) one-half (1/2) of Escrow Agent’s fees and costs for the Escrow; (vi) Seller’s share of prorations; and (vii) Seller’s attorneys’ fees.

(b) Buyer. Buyer shall pay: (i) the Bay Hill Loan Assumption Fees; (ii) one-half (1/2) of Escrow Agent’s fees and costs for the Escrow; (iii) Buyer’s share of prorations; and (iv) Buyer’s attorneys’ fees.

Section 11.2 Prorations, Costs and Expenses.

(a) Prorations and Adjustments. The following adjustments and prorations shall be made as of 12:01 a.m. on the Closing Date (“Proration Date”), as though Buyer held title to the Property throughout the entire day in which the Closing occurs. Such adjustments and prorations shall be made on the basis of: (i) a 365-day year with respect to Taxes as provided in Section 11.2(a)(iii) hereof; and/or (ii) the number of days in the calendar month in which the Closing Date occurs with respect to Revenues and Operating Expenses as provided in Sections 11.2(a)(i) and (ii), respectively, hereof, subject to the following provisions:

(i) Revenues. All rentals, receipts and other revenues (including, but not limited to, reimbursements for Property Expenses, common area maintenance, real and personal property taxes, insurance and other operating expense reimbursements, if applicable, but excluding percentage rent, if applicable) (collectively, the “Revenues”), received by Seller as of the Closing, but which are properly allocable to the period after the Proration Date, shall be credited to Buyer at the Closing. To the extent there are any Revenues owing to Seller as of the Closing which relate to periods of time prior to the Proration Date, but which have not actually been collected by Seller as of the Closing (“Delinquent Revenues”), Buyer shall not be obligated to pay to Seller (or give Seller a credit for), the amount of such Delinquent Revenues on the Closing. All Revenues which are received by Seller or Buyer subsequent to the Closing Date shall be applied: first, to amounts due to Buyer; and second, to Delinquent Revenues due to Seller. Seller and Buyer hereby agree to promptly remit to the other the amount of any Revenues received and owing to each other pursuant to the provisions of this Section 11.2(a)(i). Notwithstanding any provision in this Section 11.2 to the contrary, Seller retains its rights to recover Delinquent Revenues, including, without limitation, the right to collect (without eviction) the same from the Tenants and/or third parties responsible for payment of such Delinquent Revenues.

(ii) Operating Expenses. All costs, fees and expenses (other than Taxes) relating to the operation, management and repair of the Property, excluding Leasing Commissions and Tenant Inducement Costs (collectively, the “Operating Expenses”), shall be prorated between Seller and Buyer at the Closing as of the Proration Date.

(iii) Real and Personal Property Taxes. (A) All general and special real and personal property taxes and assessments (collectively, the “Taxes”), based on the regular tax bill for the current fiscal year (or, if such tax bill has not been issued as of the date of the Closing, the regular tax bill for the fiscal year preceding the current fiscal year) shall be prorated between Seller and Buyer at the Closing as of the Proration Date. Without limiting the foregoing, any and all accrued and unpaid supplemental or special real property taxes or assessments that relate to any time period prior to the Proration Date shall be the responsibility of Seller and, if not paid prior to or at Closing, shall be credited to the Buyer at Closing, and any and all supplemental or special real property taxes or assessments that relate to any time period on or after the Proration Date shall be the responsibility of Buyer and if paid by Seller prior to or at Closing, shall be credited to Seller at Closing. Without limiting the foregoing, in the event any supplemental or special real property taxes or assessments are levied prior to Closing, but are due and payable in one or more installments subsequent to the Closing, such supplemental or special real property taxes or assessments shall be allocated on a pro rata basis over the applicable payment period in question and prorated between Seller and Buyer as of the Proration Date. Notwithstanding any of the terms and conditions to the contrary contained in this Section 11.2(a)(iii), in the event any such Taxes are paid for directly by the Tenants to the applicable taxing authorities, such Taxes shall be not prorated between Seller or Buyer

(iv) Percentage Rent. Any percentage rent payable under each Lease for the year in which the Closing occurs shall be prorated between Seller and Buyer as of the Proration Date. Seller and Buyer acknowledge that sufficient information to enable Seller and Buyer to prorate percentage rent will not be available as of the Closing. Accordingly, the proration contemplated in this Section 11.2(a)(iv) shall be conducted subsequent to the Closing pursuant to Section 11.2(d) hereof.

(v) Assumed Contracts. All Operating Expenses accruing under, arising out of or relating to any of the Assumed Contracts shall be prorated between Seller and Buyer at the Closing as of the Proration Date.

(vi) Interest and Other Amounts Owing Under the Bay Hill Loan. All interest and other amounts owing under the Bay Hill Loan (excluding principal), shall be prorated between Seller and Buyer at the Closing as of the Proration Date.

(vii) Bay Hill Reserves. Seller shall receive a credit at Closing in an amount equal to the amount of the reserves under the Bay Hill Loan assigned by Seller to Buyer pursuant to Section 2.4(e) hereof.

(b) Property Expense Pass-Throughs. If the Leases require the Tenants to reimburse Seller for Operating Expenses and/or Taxes (collectively, the “Property Expenses”), in the event such Property Expenses are reconciled under the terms of the Leases at the end of the calendar year in which the Closing takes place, to reflect the actual Property Expenses incurred for the calendar year, such calendar year shall be deemed to constitute the “Reconciliation Period” for purposes of this Agreement and the following provisions shall apply:

(i) On or before the Closing, Seller shall be responsible for computing and comparing on a Tenant-by-Tenant basis and delivering to Buyer a written statement setting forth: (A) the amount of Property Expenses incurred and actually paid by Seller with respect to the Reconciliation Period; and (B) the amount of Property Expenses actually received by Seller from the Tenants and/or third parties under the Leases with respect to the Reconciliation Period.

(ii) Within sixty (60) Calendar Days following the expiration of the first Reconciliation Period, Buyer shall compute the actual Property Expenses incurred and paid by Seller and Buyer and the actual Property Expenses reimbursed (or not reimbursed) by the Tenants and/or third parties to Seller and/or Buyer with respect to the Reconciliation Period (“Property Expense Reconciliation”). Following the completion of the Property Expense Reconciliation, Buyer shall submit the same to Seller for Seller’s review and approval, which approval shall not be unreasonably withheld or delayed. In the event Seller fails to approve or disapprove of the Property Expense Reconciliation within ten (10) Business Days following the receipt of the same, such Property Expense Reconciliation shall be deemed approved by Seller. Following the approval (or deemed approval) by Seller of the Property Expense Reconciliation, Buyer shall forward the Property Expense Reconciliation to the applicable Tenants. Buyer hereby covenants to use commercially reasonable efforts to enforce the provisions of the Leases which require the Tenants and/or third parties to reimburse the landlord for Property Expenses with respect to the Reconciliation Period. To the extent Buyer or Seller receives any such Property Expense reimbursement payments with respect to the Reconciliation Period, the same shall constitute Revenues and shall be paid to Seller or Buyer in the manner contemplated in Section 11.2(a)(i) hereof.

(iii) Following the completion of the Property Expense Reconciliation, if the Property Expenses incurred and paid by Seller for that portion of the Reconciliation Period in question preceding the Closing exceed the reimbursed Property Expenses actually received by Seller from the Tenants and/or third parties under the Leases with respect to the Reconciliation Period (“Property Expense Reimbursement Shortfall”), Buyer shall pay to Seller an amount equal to such Property Expense Reimbursement Shortfall to the extent that Buyer shall have collected and received such identifiable amounts from the Tenants and/or third parties under the Leases. If the reimbursed Property Expenses received by Seller from the Tenants under the Leases with respect to the Reconciliation Period preceding the Closing exceed the Property Expenses incurred and paid by Seller with respect to the Reconciliation Period (“Property Expense Reimbursement Surplus”), then Seller shall pay an amount equal to such Property Expense Reimbursement Surplus to Buyer within ten (10) Business Days after Seller’s receipt of the Property Expense Reconciliation. Upon Seller’s payment to Buyer of any such Property Expense Reimbursement Surplus, Buyer shall be obligated to reimburse or credit the Tenants for such Property Expense Reimbursement Surplus as required under their respective Leases.

(iv) Seller and Buyer hereby agree to reasonably cooperate in good faith with each other in connection with any disputes or claims by Tenants concerning the calculation of Property Expenses during the Reconciliation Period.

(c) Security Deposits; Leasing Commissions and Tenant Inducement Costs. All unpaid Leasing Commissions, unpaid Tenant Inducements Costs and Security Deposits under the Leases (to the extent not applied to delinquencies, provided the landlord has no future obligation to pay back such amounts to any such applicable Tenants) shall be credited to Buyer and/or its assign at the Closing.

(d) Final Accounting. Seller and Buyer acknowledge and agree that, on the Closing Date, Seller and Buyer may not have sufficient information to conduct and complete a final proration of all items subject to proration pursuant to this Section 11.2. Accordingly, Seller and Buyer agree that, as soon as is reasonably practicable after the Closing Date, Seller and Buyer shall make a final accounting of all items relating to the Property to be prorated between Seller and Buyer pursuant to this Section 11.2. In conjunction with the performance of such final accounting, following a request from Seller, Buyer shall provide Seller with copies of all monthly and other statements sent to the Tenants itemizing amounts owing under the Leases by the Tenants (together with copies of invoices, statements and other supporting documentation evidencing such expenditures and tenant ledgers and related documentation evidencing how Revenues were applied, all as reasonably requested by Seller). In the event it is determined, pursuant to such final accounting, that any amounts are due and owing by Seller to Buyer, then Seller shall cause such amounts to be paid to Buyer within ten (10) Business Days after such final accounting is completed. In the event it is determined, pursuant to such final accounting, that any amounts are due and owing by Buyer to Seller, then Buyer shall cause such amounts to be paid to Seller within ten (10) Business Days after such final accounting is completed. All unpaid amounts shall accrue interest at the rate of nine percent (9%) per annum from the day such amounts are due until the day such amounts are paid in full.

ARTICLE 12

ACTIONS TO BE TAKEN AT THE CLOSING

Section 12.1 Actions by Escrow Agent. In connection with the Closing, Escrow Agent shall take the following actions:

(a) Recording. Escrow Agent shall cause the following documents to be recorded in the Official Records of the County and State where the Real Property is located, in the order set forth below, and obtain a conformed copy thereof for distribution to Seller and Buyer:

(i) Seller’s Deed (with documentary transfer tax information to be affixed after recording).

(ii) The recordable Bay Hill Loan Assumption Documents.

(b) Title Policies. Escrow Agent shall direct Title Agent to issue the Title Policies to Buyer.

(c) Distribution of Funds. Escrow Agent shall disburse all funds deposited with Escrow Agent by Buyer in payment of the Cash Purchase Price as follows:

(i) Deduct, pay and satisfy all items chargeable to the account of Seller pursuant to Section 11.1 hereof.

(ii) Deduct, pay and satisfy all Monetary Obligations against the Real Property.

(iii) If, as a result of the prorations and credits pursuant to Article 11 hereof, amounts are to be charged to the account of Seller, deduct the net amount of such charges.

(iv) Disburse the remaining balance of the Cash Purchase Price to Seller promptly upon the Closing.

All disbursements by Escrow Agent shall be by wire transfer to the designated account of the receiving party or shall be by certified or cashier’s check of Escrow Agent, as may be directed by the receiving party.

(d) Distribution of Documents to Seller. Disburse to Seller: (i) counterpart originals of each of the non-recordable Transaction Documents; (ii) a conformed copy of each of the recordable Transaction Documents, including, without limitation, Seller’s Deed; and (iii) any other documents deposited into Escrow by Seller.

(e) Distribution of Documents to Buyer. Disburse to Buyer: (i) counterpart originals of each of the non-recordable Transaction Documents; (ii) a conformed copy of each of the recordable Transaction Documents, including, without limitation, Seller’s Deed; and (iii) any other documents deposited into Escrow by Buyer.

(f) Distribution of Certificates. Disburse the Partnership Unit Certificates to Seller.

ARTICLE 13

BROKERS

Seller and Buyer hereby represent and warrant to each other that the warranting party has not entered into nor will such warranting party enter into any agreement, arrangement or understanding with any other person or entity which will result in the obligation of the other party to pay any finder’s fee, commission or similar payment in connection with the transactions contemplated by this Agreement. Seller and Buyer hereby agree to and shall indemnify, defend and hold harmless the other from and against any and all claims, costs, damages and/or liabilities arising from the breach of the foregoing representation by either Seller or Buyer, as the case may be.

ARTICLE 14

INDEMNIFICATION

Section 14.1 Indemnification by Seller. Seller hereby agrees to and shall indemnify, defend and hold harmless Buyer, its officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns, together with all officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns of the foregoing (collectively, the “Buyer Indemnitees”), from and against any and all third party claims, demands, causes of action and other legal proceedings and from all liabilities, judgments, damages, losses, costs, fees and expenses (including reasonable attorneys’ fees, costs and expenses) (“Losses”) arising therefrom, arising out of, or relating to any claims, liabilities or obligations of Seller, whether accrued, absolute, contingent or otherwise, arising out of or relating to, Seller’s previous ownership, management and/or operation of the Property or any portion thereof.

Section 14.2 Indemnification By Buyer. Buyer hereby agrees to and shall indemnify, defend and hold harmless Seller, its officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns, together with all officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns of the foregoing (collectively, the “Seller Indemnitees”), from and against any and all Losses arising therefrom, arising out of, or relating to any claims, liabilities or obligations of Buyer, whether accrued, absolute, contingent or otherwise, arising out of or relating to, Buyer’s ownership, management and/or operation of the Property following the Closing Date.

Section 14.3 Notice and Opportunity to Defend.

(a) Notice of Asserted Liability. Following the receipt by one or more of the Indemnitees of written notice of any claims, liabilities, causes of action or any other circumstances that would give rise to a claim for indemnification pursuant to Section 14.1 or Section 16.2 of this Agreement (“Asserted Liability”), Indemnitees shall give written notice thereof (“Claims Notice”) to Seller or Buyer as the applicable indemnifying Party (the “Indemnifying Party”).

Following the receipt of a Claims Notice, and without in any way limiting or reducing the respective obligations of the Seller and Buyer pursuant to Sections 14.1 and 14.2, respectively, the Indemnifying Party shall defend and satisfy such Asserted Liability. All costs, fees and expenses incurred in connection with the defense and satisfaction of such Asserted Liability shall be borne by and be the sole responsibility of the Indemnifying Party.

(b) Opportunity to Defend. Without in any way limiting or reducing the obligations of the Indemnifying Party, Indemnitees may elect to defend (by their own counsel), compromise and/or satisfy any Asserted Liability. Without in any way limiting or reducing the obligations of the Indemnifying Party, if one or more Indemnitees elect to defend (by their own counsel), compromise and/or satisfy such Asserted Liability, such Indemnitees shall notify the Indemnifying Party of their intent to do so, and the Indemnifying Party shall cooperate in the defense, compromise and satisfaction of such Asserted Liability. All reasonable costs, fees and expenses incurred in connection with the defense, compromise and satisfaction of any such

Asserted Liability shall be borne by and shall be the responsibility of the Indemnifying Party. Furthermore, and without limiting the obligations of the Indemnifying Party pursuant to this Article 14, the Indemnifying Party shall reimburse Indemnitees for all Losses incurred by Indemnitees in connection with any such Asserted Liability.

(c) Timing for Payment. In the event Indemnitees incur any Losses which were not otherwise paid or satisfied by the Indemnifying Party pursuant to this Agreement, Indemnitees shall deliver written notice to the Indemnifying Party advising the Indemnifying Party that Indemnitees have incurred such Losses (“Notice of Loss”). The Notice of Loss shall include an itemization of all of the Losses which the Indemnifying Party is required to pay pursuant to and in accordance with the terms and provisions of this Agreement. Within thirty (30) calendar days after the date of receipt by the Indemnifying Party of the Notice of Loss, the Indemnifying Party shall pay to Indemnitees the aggregate amount of the Losses described in such Notice of Loss. In the event the Indemnifying Party fails to timely pay to Indemnitees the aggregate amount of such Losses, any and all unpaid amounts shall bear interest at the lesser of: (a) eighteen percent (18%) per annum; or (b) the maximum rate of interest allowable under applicable law, which interest, in either case, shall be deemed to accrue effective as of the date such payment was originally due.

ARTICLE 15

MISCELLANEOUS

Section 15.1 Assignment. No assignment of this Agreement or Buyer’s rights or obligations hereunder shall be made by Buyer without first having obtained Seller’s written approval of any such assignment, which approval may be granted or withheld in the sole and absolute discretion of Seller. Notwithstanding the foregoing, Buyer may assign this Agreement to either: (a) an affiliate of Buyer; or (b) to a limited partnership, limited liability company or corporation in which Buyer or one or more of its affiliates holds an equity interest, in either case without the prior written consent of Seller. Upon any such assignment, Buyer shall be fully released and discharged from any and all liabilities and obligations under this Agreement.

Section 15.2 Notices. Any tender, delivery, notice, demand or other communication (“Notice”) required or permitted under this Agreement shall be in writing, and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, overnight mailed, delivered or sent by telefacsimile machine capable of confirming transmission and receipt, and shall be deemed delivered, given and received upon the earlier of: (a) if personally served, the date of delivery to the person to receive such notice; (b) if given by telefacsimile, when sent, provided the telefacsimile machine confirms transmission and receipt; (c) if sent by registered or certified mail, four (4) Business Days after the date of posting by the United States Postal Service; (d) if sent via electronic mail, when sent, provided the message is confirmed as sent; or (e) if sent by Federal Express or other comparable overnight delivery service, when sent, as documented by the service’s delivery records, all in accordance with the following:

(i) Seller’s Address. If to Seller, at the following address:

c/o Unicorp National Developments, Inc.

7945 Via Dellagio Way, Suite 200

Orlando, Florida 32819

Attention: Chuck Whittall

Telephone: (407) 999-9985

Facsimile: (407) 536-2089

E-mail: chuck@unicorpusa.com

With a copy to:

Shutts & Bowen LLP

300 South Orange Avenue, Suite 1000

Orlando, Florida 32801

Attn: Dan O’Keefe, Esq.

Telephone: (407) 835-6956

Facsimile: (407) 849-7256

E-mail: dokeefe@shutts.com

(ii) Buyer’s Address. If to Buyer, at the following address:

Excel Trust, L.P.

801 North 500 West, Suite 201

West Bountiful, Utah 84010

Attention: Mark T. Burton

Telephone (801) 294-2400

Facsimile (801) 294-7479

E-mail: mb@exceltrust.com

With a copy to:

Excel Trust, L.P.

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

Attention: Eric Ottesen

Telephone: (858) 613-1800

Facsimile: (858) 487-9890

E-mail: eo@exceltrust.com

With a copy to:

Van A. Tengberg, Esq.

Kelly C. Spicher, Esq.

Foley & Lardner LLP

402 West Broadway, Suite 2100

San Diego, California 92101-3542

Telephone: (619) 685-6408

Facsimile: (619) 234-3510

E-mail: vtengberg@foley.com

             kspicher@foley.com

Section 15.3 Entire Agreement. This Agreement, including the Exhibits and Schedules referred to herein, constitutes the entire contract between the Parties with respect to the subject matter covered by this Agreement. This Agreement supersedes all previous representations, arrangements, agreements and understandings by and among the Parties with respect to the subject matter covered by this Agreement including, without limitation, all prior letters of intent executed between Buyer and Seller, and any such representations, arrangements, agreements and understandings are hereby canceled and terminated in all respects. This Agreement may not be amended, changed or modified except by a writing duly executed by both of the Parties hereto.

Section 15.4 Severability. If any provision of this Agreement, or any portion of any such provision, is held to be unenforceable or invalid, the remaining provisions and portions shall nevertheless be carried into effect.

Section 15.5 Waiver. No delay or omission on the part of either party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

Section 15.6 Headings. The headings contained in this Agreement are for convenience only and are not a part of this Agreement, and do not in any way interpret, limit or amplify the scope, extent or intent of this Agreement, or any of the provisions of this Agreement.

Section 15.7 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement.

Section 15.8 Attorneys’ Fees. In the event any litigation is instituted between the Parties arising out of or relating to this Agreement, the Party in whose favor judgment shall be entered shall be entitled to have and recover from the non-prevailing Party its reasonable attorneys’ fees and court costs incurred in such action and any appeal therefrom.

Section 15.9 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and interpreted in accordance with the laws (other than that body of law relating to conflicts of law) of the State of California. The proper venue for any claims, causes of action or other proceedings concerning this Agreement shall be in the state and federal courts located in the County of Orange, State of Florida.

Section 15.10 No Third Party Beneficiary. This Agreement creates rights and duties only between the Parties, and no third party is or shall be deemed to be or shall have any rights as a third party beneficiary.

Section 15.11 Binding Effect. Subject to Section 15.1 hereof, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors, assigns and legal and personal representatives.

Section 15.12 Time. Time is of the essence for the performance of each and every obligation hereunder. Any reference to any time in this Agreement shall be a reference to the current local time in Salt Lake City, Utah.

Section 15.13 Survivability. Except as otherwise provided in this Agreement and/or in the applicable Transaction Documents to the contrary, all of the covenants and obligations of the Parties to this Agreement and the applicable Transaction Documents shall survive the Closing indefinitely.

Section 15.14 Seller’s 1031 Exchange. Buyer acknowledges that Seller may engage in a tax deferred exchange (“Seller’s Exchange”) pursuant to Section 1031 of the Code. Without limiting the provisions of Section 15.1 hereof, in order to effect Seller’s Exchange, Seller may assign its rights in, and delegate its duties under this Agreement, as well as transfer the Property, to any exchange accommodator which Seller shall determine. As an accommodation to Seller, Buyer agrees to cooperate with Seller in connection with Seller’s Exchange, including the execution of documents therefor, provided the following terms and conditions are satisfied:

(a) Buyer shall have no obligation to take title to any property in connection with Seller’s Exchange;

(b) Buyer shall not be obligated to pay any escrow costs, brokerage commissions, title charges, survey costs, recording costs or other charges incurred with respect to any exchange property, and/or Seller’s Exchange;

(c) The Closing shall not be contingent or otherwise subject to the consummation of Seller’s Exchange, and the Escrow shall timely close in accordance with the terms of this Agreement notwithstanding any failure, for any reason, of the parties to Seller’s Exchange to effect the same;

(d) All representations, warranties, covenants and indemnification obligations of Seller set forth in this Agreement shall not be affected or limited by Seller’s use of an exchange accommodator and shall survive Seller’s Exchange and shall continue to inure directly from Seller for the benefit of Buyer;

(e) All representations, warranties, covenants and indemnification obligations of Buyer set forth in this Agreement shall not be affected or limited by Seller’s use of an exchange accommodator and shall survive Seller’s Exchange and shall continue to inure directly from Buyer for the benefit of Seller; and

(f) Seller agrees to indemnify, protect, defend (with counsel reasonably acceptable to Buyer) and hold Buyer harmless from and against any and all causes of action, claims, demands, liabilities, costs and expenses, including actual attorneys’ fees and costs, incurred by Buyer in connection with Seller’s Exchange.

Buyer makes absolutely no representations or warranties of any kind or nature (express or implied) that tax deferred exchange treatment is available to Seller with respect to Seller’s Exchange, or that such a transaction will qualify in any respect for such treatment, and Buyer shall incur no liability if Seller’s Exchange fails to qualify for the tax deferred treatment intended by Seller. Seller hereby acknowledges and represents to Buyer that Seller is relying solely and entirely upon the advice of Seller’s own consultants with respect to any and all aspects of Seller’s Exchange. In no event shall the obligations of Seller under this Agreement be contingent upon this transaction being included as part of Seller’s Exchange.

Section 15.15 Buyer’s 1031 Exchange. Seller acknowledges that Buyer may be purchasing the Property as an upleg transaction as part of a tax deferred exchange (“Buyer’s Exchange”) pursuant to Section 1031 of the Code. Without limiting the provisions of Section 15.1 hereof, in order to effect Buyer’s Exchange, Buyer may assign its rights in, and delegate its duties under, this Agreement, as well as transfer the Property, to any exchange accommodator which Buyer shall determine. As an accommodation to Buyer, Seller agrees to cooperate with Buyer in connection with Buyer’s Exchange, including the execution of documents therefor, provided the following terms and conditions are satisfied:

(a) Seller shall have no obligation to take title to any property in connection with Buyer’s Exchange;

(b) Except as otherwise provided in this Agreement, Seller shall not be obligated to pay any escrow costs, brokerage commissions, title charges, survey costs, recording costs or other charges incurred with respect to any exchange property;

(c) The Closing shall not be contingent or otherwise subject to the consummation of Buyer’s Exchange, and the Escrow shall timely close in accordance with the terms of this Agreement notwithstanding any failure, for any reason, of the parties to Buyer’s Exchange to effect the same;

(d) All representations, warranties, covenants and indemnification obligations of Seller set forth in this Agreement shall not be affected or limited by Buyer’s use of an exchange accommodator and shall survive Buyer’s Exchange and shall continue to inure directly from Seller for the benefit of Buyer;

(e) All representations, warranties, covenants and indemnification obligations of Buyer set forth in this Agreement shall not be affected or limited by Buyer’s use of an exchange accommodator and shall survive Buyer’s Exchange and shall continue to inure directly from Buyer for the benefit of Seller; and

(f) Buyer agrees to indemnify, protect, defend (with counsel reasonably acceptable to Seller) and hold Seller harmless from and against any and all causes of action, claims, demands, liabilities, costs and expenses, including actual attorneys’ fees and costs, incurred by Seller in connection with Buyer’s Exchange.

Seller makes absolutely no representations or warranties of any kind or nature (express or implied) that tax deferred exchange treatment is available to Buyer with respect to Buyer’s Exchange, or that such a transaction will qualify in any respect for such treatment. Buyer hereby acknowledges and represents to Seller that Buyer is relying solely and entirely upon the advice of Buyer’s own consultants with respect to any and all aspects of Buyer’s Exchange. In no event shall the obligation of Buyer under this Agreement be contingent upon this transaction being included as part of Buyer’s Exchange.

Section 15.16 Joint Liability. All of the covenants, agreements, obligations, liabilities, indemnification undertakings, certifications, representations and warranties of Seller in this Agreement and in the Transaction Documents shall be deemed to be joint and several covenants, agreements, obligations, liabilities, indemnification undertakings, certifications, representations and warranties of Seller and Unicorp (the “Joiner”), and may be enforced against any one of more of them concurrently, and successively, in such order as Buyer may determine.

Section 15.17 Business Days. If the Closing Date or any other date described in this Agreement by which one Party hereto must give notice to the other Party hereto or perform or fulfill an obligation hereunder is a Calendar Day that is not a Business Day, then the Closing Date or such other date shall be automatically extended to the next succeeding Business Day.

Section 15.18 Construction. This Agreement shall not be construed more strictly against one Party than against the other Party merely by virtue of the fact that it may have been prepared primarily by counsel for one of the Parties, it being recognized that both Seller and Buyer have contributed substantially and materially to the preparation of this Agreement

Section 15.19 AS-IS WHERE-IS. Except for the representations and warranties set forth in this Agreement and the Transaction Documents, Seller makes and shall make to Buyer no warranty regarding the title to the Real Property, and except to the extent specifically set forth in this Agreement or in the Transaction Documents, Seller makes and shall make no representation or warranty either express or implied regarding the condition, operability, safety, fitness for intended purpose or use of the Real Property. The Buyer specifically acknowledges and agrees that except as otherwise specifically set forth in this Agreement and in the Transaction Documents to the contrary, Seller shall sell and Buyer shall purchase the Real Property on an “AS IS, WHERE-IS, AND WITH ALL FAULTS” basis and that Buyer is not relying on any representations or warranties of any kind whatsoever, express or implied, from Seller, its agents, officers, or employees, as to any matters concerning the Real Property except as specifically set forth in this Agreement and in the Transaction Documents, including, without limitation, any warranty or representation as to (i) the quality, nature, adequacy, and physical condition of the Real Property, including, but not limited to, the structural elements, foundation, roof, appurtenances, access, landscaping, parking facilities, and electrical, mechanical, HVAC, plumbing, sewage, and utility systems, facilities and appliances, (ii) the quality, nature, adequacy, and physical condition of soils, geology, and any groundwater, (iii) the existence, quality, nature, adequacy, and physical condition of utilities serving the Real Property, (iv) the development potential, income potential, or income or operating expenses of the Real Property,

(v) the Real Property’s value, use, habitability, or merchantability, (vi) the fitness, suitability, or adequacy of the Real Property for any particular use or purpose, (vii) the zoning or other legal status of the Real Property or any other public or private restrictions on the use of the Real Property, (viii) the compliance of the Real Property or its operation with all applicable codes, laws, rules, regulations, statutes, ordinances, covenants, judgments, orders, directives, decisions, guidelines, conditions, and restrictions of any governmental or quasi-governmental entity or of any other person or entity including, without limitation, environmental person or entity, including, without limitation, environmental laws, and environmental matters of any kind or nature whatsoever relating to the Real Property (ix) the presence of hazardous or toxic materials on, under, or about the Real Property or the adjoining or neighboring property (including without limitation the presence or suspected presence of any form of mildew or mold, including those producing mycotoxins, specifically including, but not limited to, Aspergillus, Penicillium, and Stachybotrys (collectively, “Mold”), (x) the quality of any labor and materials used in any improvements included in the Real Property, (xi) any Leases, Service Contracts, guarantees or warranties or other agreements affecting the Real Property, (xii) the economics of the operation of the Real Property, (xiii) the freedom of the Real Property from latent or apparent vices or defects, (xiv) peaceable possession of the Real Property, (xv) compliance with ADA, and (xvi) any other matter or matters of any nature or kind whatsoever relating to the Real Property.

(1) Buyer shall have no rights or claims whatsoever against Seller for damages, rescission of the sale, or reduction or return of the Purchase Price because of any matter not represented or warranted to Buyer by Seller in this Agreement or in the Transaction Documents, and all such rights and claims are hereby expressly waived by Buyer.

(2) Except for the representations and warranties set forth in this Agreement, Buyer acknowledges and agrees that any due diligence information prepared by or in reliance upon a third party and which was provided, or is hereafter provided, to Buyer by Seller, or its agents pursuant to Section 4 of this Agreement or otherwise, is provided as an accommodation to Buyer and delivered without representation or warranty and may contain errors or omissions. Buyer understands that, except to the extent provided in this Agreement, Buyer has no right to rely upon any such information and recognizes that Buyer must make its own determinations with regard to the suitability of the Real Property. Buyer hereby releases Seller and its agents from any claims Buyer might otherwise have based upon any errors or omissions in such materials, except as otherwise specifically set forth in this Agreement and the Transaction Documents.

Section 15.20 Seller’s Knowledge and belief. As used in this Agreement, the words “to the best of Seller’s knowledge”, “to the best of Seller’s knowledge and belief” or words of similar import shall be deemed to mean, and shall be limited to, the present actual (as distinguished from implied, imputed or constructive) knowledge of Chuck Whittall and Property Services USA, LLC, a Florida limited liability company, without any obligation to make an independent inquiry or any other investigation whatsoever, and none of the foregoing shall have any personal liability to Buyer whatsoever under the terms of, or with respect to this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

CONSENT OF ESCROW AGENT

The undersigned Escrow Agent hereby agrees to: (i) accept the foregoing Agreement; (ii) be Escrow Agent under said Agreement; (iii) to make all filings required under Section 6045 of the Internal Revenue Code of 1986, as amended; and (iv) be bound by said Agreement in the performance of its duties as Escrow Agent; provided, however, the undersigned shall have no obligations, liability or responsibility under (a) this Consent or otherwise, unless and until said Agreement, fully signed by the parties, has been delivered to the undersigned, or (b) any amendment to said Agreement unless and until the same is accepted by the undersigned in writing.

Dated:             , 2012

FIRST AMERICAN TITLE INSURANCE COMPANY

By:

Title:

JOINER’S SEPARATE UNDERTAKING

Pursuant to Section 15.16 of the foregoing Agreement, for value received, the undersigned, Unicorp National Developments, Inc., a Florida corporation, hereby acknowledges, and agrees that the covenants, agreements, obligations, liabilities, indemnification undertakings, certifications, representations and warranties of Seller in the foregoing Agreement and in the Transaction Documents (as defined in the foregoing Agreement ) shall be joint and several covenants, agreements, obligations, liabilities, indemnification undertakings, certifications, representations and warranties of Seller and of the undersigned, and may be enforced against Seller and/or the undersigned, concurrently or successively, in such order as Buyer may determine.

UNICORP NATIONAL DEVELOPMENTS, INC., a Florida corporation

By:

Title:

EXHIBIT “A”

LEGAL DESCRIPTION OF PARCEL

PARCEL 1:

(CVS PARCEL)

THAT PART OF LOT 1, SPRING LAKE PLAZA, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 28, PAGE 124, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, DESCRIBED AS FOLLOWS:

BEGIN AT THE SOUTHWEST CORNER OF SAID LOT 1; THENCE RUN NORTH 00°01’55” WEST ALONG THE WEST LINE OF SAID LOT I FOR A DISTANCE OF 492.37 FEET TO THE NORTHWEST COMER THEREOF; THENCE RUN NORTH 89°58’05” EAST ALONG THE NORTH LINE OF SAID LOT 1 FOR A DISTANCE OF 175.00 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 180.00 FEET; THENCE RUN NORTHEASTERLY ALONG THE NORTH LINE OF SAID LOT 1 AND ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 05°16’41” FOR A DISTANCE OF 16.58 FEET; THENCE RUN SOUTH 00°14’47” WEST FOR A DISTANCE OF 494.06 FEET TO A POINT ON THE SOUTH LINE OF SAID LOT 1; THENCE RUN NORTH 89°45’11” WEST ALONG SAID SOUTH LINE FOR A DISTANCE OF 189.16 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH: EASEMENTS CONTAINED IN RECIPROCAL EASEMENT AGREEMENT (ACCESS AND · SIGNAGE) BETWEEN THE FOUNTAINS AT BAY HILL 1, LLC, WENDELL E. SPEARS, DART ROAD LIMITED. PARTNERSHIP AND SUNTRUST BANK, CENTRAL FLORIDA, N.A. RECORDED DECEMBER 20, 1999 IN OFFICIAL RECORDS BOOK 5905, PAGE 2086, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

AND

EASEMENTS CONTAINED IN RECIPROCAL EASEMENT AGREEMENT (DRAINAGE, UTILITIES AND GREENSPACE) BETWEEN THE FOUNTAINS AT BAY HILL 1, LLC, WENDELL E. SPEARS AND DART ROAD LIMITED PARTNERSHIP RECORDED DECEMBER 20, 1999 IN OFFICIAL RECORDS BOOK 5905, PAGE 2072, AS AMENDED BY FIRST AMENDMENT TO RECIPROCAL EASEMENT AGREEMENT (DRAINAGE, UTILITIES AND GREENSPACE) RECORDED SEPTEMBER 1, 2000 IN OFFICIAL RECORDS BOOK 6079, PAGE 1888, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

PARCEL 2:

(LOT 2 - THE FOUNTAINS)

THAT PART OF LOT 1, SPRING LAKE PLAZA, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 28, PAGE 124, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID LOT 1; THENCE RUN SOUTH 89°45’11” EAST ALONG THE SOUTH LINE OF SAID LOT 1 FOR A DISTANCE OF 189.16 FEET TO THE POINT OF BEGINNING; THENCE LEAVING SAID SOUTH LINE OF LOT 1 RUN NORTH 00°14’47” EAST FOR A DISTANCE OF 494.06 FEET TO A POINT ON THE NORTH LINE OF SAID LOT 1, SAID POINT BEING A POINT ON A NON—TANGENT CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 180.00 FEET AND A CHORD BEARING OF NORTH 70°35’23” EAST; THENCE RUN NORTHEASTERLY ALONG SAID NORTH LINE AND ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 28°12’01” FOR A DISTANCE OF 88.60 FEET TO A NON—TANGENT LINE; THENCE RUN THE FOLLOWING 4 COURSES AND DISTANCES ALONG THE NORTHERN BOUNDARIES OF SAID LOT 1; THENCE RUN SOUTH 24°39’02” EAST, FOR A DISTANCE OF 278.04 FEET; THENCE RUN SOUTH 77°50’51” EAST, FOR A DISTANCE OF 67.56 FEET; THENCE RUN NORTH 02°39’46” WEST, FOR A DISTANCE OF 129.14 FEET; THENCE RUN NORTH 85°30’10” EAST, FOR A DISTANCE OF 24.77 FEET; THENCE LEAVING SAID NORTH BOUNDARIES RUN SOUTH 00°14’47” WEST FOR A DISTANCE OF 388.45 FEET TO THE SOUTH LINE OF SAID LOT 1; THENCE RUN NORTH 89°45’11” WEST ALONG SAID SOUTH LINE FOR A DISTANCE OF 283.88 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH: A DRAINAGE EASEMENT IN AND TO THE REAL PROPERTY DESCRIBED AS “PARCEL 4” IN THAT CERTAIN QUIT CLAIM DEED RECORDED FEBRUARY 22, 1984 IN OFFICIAL RECORDS BOOK 3475, PAGE 1053, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, SAID DRAINAGE EASEMENT CREATED PURSUANT TO PROVISION OF THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR DR. PHILLIPS COMMUNITY, RECORDED IN OFFICIAL RECORDS BOOK 3103, PAGE 1158 AS AMENDED BY FIRST SUPPLEMENTARY DECLARATION AND AMENDMENT RECORDED IN OFFICIAL RECORDS BOOK 3479, PAGE 551, BOTH OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

AND

TOGETHER WITH: UTILITIES, STORMWATER AND ACCESS EASEMENTS CREATED PURSUANT TO THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT (DRAINAGE, UTILITIES AND GREENSPACE) BY THE FOUNTAINS AT BAY HILL 1, LLC, A FLORIDA LIMITED LIABILITY COMPANY AND WENDELL E. SPEARS, AS TO AN UNDIVIDED 78.0% INTEREST, AS TENANTS IN COMMON AND DART ROAD LIMITED PARTNERSHIP, A FLORIDA LIMITED PARTNERSHIP, AS TO AN UNDIVIDED 22.0% INTEREST, AS TENANTS IN COMMON, RECORDED DECEMBER 20, 1999 IN OFFICIAL RECORDS BOOK 5905, PAGE 2072, AS AMENDED BY FIRST AMENDMENT TO RECIPROCAL EASEMENT AGREEMENT (DRAINAGE, UTILITIES AND GREENSPACE) RECORDED SEPTEMBER 1, 2000 IN OFFICIAL RECORDS BOOK 6079, PAGE 1883, BOTH OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AS AMENDED BY

THAT CERTAIN FIRST AMENDMENT TO RECIPROCAL EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 6079, PAGE 1883 OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

AND

TOGETHER WITH: SIGNAGE AND ACCESS EASEMENTS CREATED PURSUANT TO THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT (ACCESS AND SIGNAGE) BY THE FOUNTAINS AT BAY HILL 1, LLC, A FLORIDA LIMITED LIABILITY COMPANY, WENDELL E. SPEARS AND DART ROAD LIMITED PARTNERSHIP, A FLORIDA LIMITED PARTNERSHIP, AND SUNTRUST BANK, CENTRAL FLORIDA, N.A. RECORDED DECEMBER 20, 1999 IN OFFICIAL RECORDS BOOK 5905, PAGE 2086, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

PARCEL 3:

(LOT 3-THE FOUNTAINS)

THAT PART OF LOT 1, SPRING LAKE PLAZA, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 28, PAGE 124, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID LOT 1; THENCE RUN SOUTH 89°45’11” EAST ALONG THE SOUTH LINE OF SAID LOT 1 FOR A DISTANCE OF 473.04 FEET TO THE POINT OF BEGINNING; THENCE LEAVING SAID SOUTH LINE OF LOT 1 RUN NORTH 00°14’47” EAST FOR A DISTANCE OF 388.45 FEET TO A POINT ON THE NORTH LINE OF SAID LOT 1; THENCE RUN THE FOLLOWING 2 COURSES AND DISTANCE ALONG THE NORTHERN BOUNDARIES OF SAID LOT 1; THENCE RUN NORTH 85°30’10” EAST, FOR A DISTANCE OF 64.51 FEET; THENCE RUN SOUTH 74°34’40” EAST, FOR A DISTANCE OF 288.04 FEET; THENCE LEAVING SAID NORTHERN BOUNDARIES RUN SOUTH 00°14°47” WEST FOR A DISTANCE OF 318.39 FEET TO THE SOUTH LINE OF SAID LOT 1; THENCE RUN NORTH 89°45’11” WEST ALONG SAID SOUTH LINE FOR A DISTANCE OF 342.29 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH: A DRAINAGE EASEMENT IN AND TO THE REAL PROPERTY DESCRIBED AS “PARCEL 4” IN THAT CERTAIN QUIT CLAIM DEED RECORDED FEBRUARY 22, 1984 IN OFFICIAL RECORDS BOOK 3475, PAGE 1053, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, SAID DRAINAGE EASEMENT CREATED PURSUANT TO PROVISION OF THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR DR. PHILLIPS COMMUNITY, RECORDED IN OFFICIAL RECORDS BOOK 3103, PAGE 1158 AS AMENDED BY FIRST SUPPLEMENTARY DECLARATION AND AMENDMENT RECORDED IN OFFICIAL RECORDS BOOK 3479, PAGE 551, BOTH OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

AND

TOGETHER WITH: UTILITIES, STORMWATER AND ACCESS EASEMENTS CREATED PURSUANT TO THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT (DRAINAGE, UTILITIES AND GREENSPACE) BY THE FOUNTAINS AT BAY HILL 1, LLC, A FLORIDA LIMITED LIABILITY COMPANY AND WENDELL E. SPEARS, AS TO AN UNDIVIDED 78.0% INTEREST, AS TENANTS IN COMMON AND DART ROAD LIMITED PARTNERSHIP, A FLORIDA LIMITED PARTNERSHIP, AS TO AN UNDIVIDED 22.0% INTEREST, AS TENANTS IN COMMON, RECORDED DECEMBER 20, 1999 IN OFFICIAL RECORDS BOOK 5905, PAGE 2072, AS AMENDED BY FIRST AMENDMENT TO RECIPROCAL EASEMENT AGREEMENT (DRAINAGE, UTILITIES AND GREENSPACE) RECORDED SEPTEMBER 1, 2000 IN OFFICIAL RECORDS BOOK 6079, PAGE 1883, BOTH OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO RECIPROCAL EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 6079, PAGE 1883 OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

AND

TOGETHER WITH: SIGNAGE AND ACCESS EASEMENTS CREATED PURSUANT TO THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT (ACCESS AND SIGNAGE) BY THE FOUNTAINS AT BAY HILL 1, LLC, A FLORIDA LIMITED LIABILITY COMPANY, WENDELL E. SPEARS AND DART ROAD LIMITED PARTNERSHIP, A FLORIDA LIMITED PARTNERSHIP, AND SUNTRUST BANK, CENTRAL FLORIDA, N.A. RECORDED DECEMBER 20, 1999 IN OFFICIAL RECORDS BOOK 5905, PAGE 2086, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

PARCEL 4:

(PROPOSED LOT 4 - THE FOUNTAINS)

THAT PART OF LOT 1, SPRING LAKE PLAZA, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 28, PAGE 124, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, DESCRIBED AS FOLLOWS:

BEGIN AT THE SOUTHEAST CORNER OF SAID LOT 1; THENCE RUN NORTH 89°45’11” WEST ALONG THE SOUTH LINE OF SAID LOT 1 FOR A DISTANCE OF 449.27 FEET; THENCE LEAVING SAID SOUTH LINE OF LOT 1 RUN NORTH 0O°14’47” EAST FOR A DISTANCE OF 318.29 FEET; TO A POINT ON THE NORTH LINE OF SAID LOT 1; THENCE RUN THE FOLLOWING 4 COURSES AND DISTANCE ALONG SAID NORTH LINE; THENCE RUN SOUTH 74°34’40” EAST FOR A DISTANCE OF 12.79 FEET; THENCE RUN SOUTH 56°O8’10” EAST FOR A DISTANCE OF 183.05 FEET; THENCE RUN SOUTH 86°40’21” EAST FOR A DISTANCE OF 172.29 FEET; THENCE RUN SOUTH 75°O0’30” EAST, FOR A DISTANCE OF 115.66 FEET TO THE NORTHEAST COMER OF SAID LOT 1; THENCE RUN SOUTH 00°02`59” WEST ALONG THE EAST LINE OF SAID LOT 1 FOR A DISTANCE OF 175.00 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH: A DRAINAGE EASEMENT IN AND TO THE REAL PROPERTY DESCRIBED AS “PARCEL 4” IN THAT CERTAIN QUIT CLAIM DEED RECORDED

FEBRUARY 22, 1984 IN OFFICIAL RECORDS BOOK 3475, PAGE 1053, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, SAID DRAINAGE EASEMENT CREATED PURSUANT TO PROVISION OF THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR DR. PHILLIPS COMMUNITY, RECORDED IN OFFICIAL RECORDS BOOK 3103, PAGE 1158 AS AMENDED BY FIRST SUPPLEMENTARY DECLARATION AND AMENDMENT RECORDED IN OFFICIAL RECORDS BOOK 3479, PAGE 551, BOTH OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

AND

TOGETHER WITH: UTILITIES, STORMWATER AND ACCESS EASEMENTS CREATED PURSUANT TO THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT (DRAINAGE, UTILITIES AND GREENSPACE) BY THE FOUNTAINS AT BAY HILL 1, LLC, A FLORIDA LIMITED LIABILITY COMPANY AND WENDELL E. SPEARS, AS TO AN UNDIVIDED 78.0% INTEREST, AS TENANTS IN COMMON AND DAN ROAD LIMITED PARTNERSHIP, A FLORIDA LIMITED PARTNERSHIP, AS TO AN UNDIVIDED 22.0% INTEREST, AS TENANTS IN COMMON, RECORDED DECEMBER 20, 1999 IN OFFICIAL RECORDS BOOK 5905, PAGE 2072, AS AMENDED BY FIRST AMENDMENT TO RECIPROCAL EASEMENT AGREEMENT (DRAINAGE, UTILITIES AND GREENSPACE) RECORDED SEPTEMBER 1, 2000 IN OFFICIAL RECORDS BOOK 6079, PAGE 1883, BOTH OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO RECIPROCAL EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 6079, PAGE 1883 OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

AND

TOGETHER WITH: SIGNAGE AND ACCESS EASEMENTS CREATED PURSUANT TO THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT (ACCESS AND SIGNAGE) BY THE FOUNTAINS AT BAY HILL 1, LLC, A FLORIDA LIMITED LIABILITY COMPANY, WENDELL E. SPEARS AND DART ROAD LIMITED PARTNERSHIP, A FLORIDA LIMITED PARTNERSHIP, AND SUNTRUST BANK, CENTRAL FLORIDA, N.A. RECORDED DECEMBER 20, 1999 IN OFFICIAL RECORDS BOOK 5905, PAGE 2086, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

EXHIBIT “B”

SELLER’S DEED

Form of Special Warranty Deed to be agreed upon by the Parties during the Investigation Period

B-1

EXHIBIT “C”

BILL OF SALE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged,                                         , a                          (“Grantor”), hereby sells, conveys, transfers and releases to                             , a                      (“Grantee”), the personal property more particularly described in Exhibit “A” attached hereto and incorporated herein by this reference and all other tangible and intangible personal property located on or used in connection with the ownership and/or operation of the real property more particularly described in Exhibit “B” attached hereto and incorporated herein by this reference.

This Bill of Sale is being entered into pursuant to and in accordance with that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated effective             , 201  , as amended and assigned, by and between Grantor, as “Seller,” and Grantee, as “Buyer” (“Purchase Agreement”).

EXCEPT AS EXPRESSLY PROVIDED IN THE PURCHASE AGREEMENT, THE TRANSFER AND CONVEYANCE OF THE PERSONAL PROPERTY IS MADE ON AN “AS-IS WHERE-IS” BASIS AND GRANTOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, WITH RESPECT THERETO.

EXECUTED and to be made effective as of the date of the Closing, as said term is defined in the Purchase Agreement.

GRANTOR:

By:	EXHIBIT - DO NOT SIGN
Title:

EXHIBIT “A”

TO BILL OF SALE

PERSONAL PROPERTY

All fixtures, trade fixtures, vehicles, machinery, appliances, tools, signs, equipment, systems, telephone equipment and systems, computer equipment and systems, satellite dishes and related equipment and systems, security equipment and systems, inventories, supplies and all other items of tangible and intangible personal property located on or used in connection with the ownership and/or operation of the real property described in Exhibit “B” to this Bill of Sale.

EXHIBIT “B”

TO BILL OF SALE

LEGAL DESCRIPTION OF REAL PROPERTY

(see attached)

EXHIBIT “D”

CERTIFICATE OF NON-FOREIGN STATUS

The undersigned, being duly sworn, hereby deposes, certifies and states on oath as follows:

1. That the undersigned,                                          (“Transferor”), is duly authorized to execute this Certificate and Affidavit;

2. That Transferor’s principal place of business is                                         ;

3. That the Transferor is not a “foreign corporation,” “foreign partnership,” “foreign trust,” or “foreign estate,” as such terms are defined in the United States Internal Revenue Code of 1986, as amended (the “Code”), and Regulations promulgated thereunder, and is not otherwise a “foreign person,” as defined in Section 1445 of the Code;

4. That the Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Treasury Regulations.

5. That the Transferor’s United States taxpayer identification number is                     :

6. That the undersigned is making this Certificate and Affidavit pursuant to the provisions of Section 1445 of the Code in connection with the sale of the real property described on Exhibit “A,” attached hereto and incorporated herein by reference, by the Transferor to                     (“Transferee”), which sale constitutes the disposition by the Transferor of a United States real property interest, for the purposes of establishing that the Transferee is not required to withhold tax pursuant to Section 1445 of the Code in connection with such disposition; and

7. That the undersigned acknowledges that this Certificate and Affidavit may be disclosed to the Internal Revenue Service and other applicable governmental agencies by the Transferee, that this Certificate and Affidavit is made under penalty of perjury, and that any false statement made herein could be punished by fine, imprisonment, or both.

Under penalty of perjury, I declare that I have examined the foregoing Certificate and Affidavit and I hereby certify that it is true, correct and complete.

TRANSFEROR:

By:	EXHIBIT – DO NOT SIGN
Title:

STATE OF	)
)
COUNTY OF	)

On                     , before me,                                         , Notary Public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify UNDER PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public

EXHIBIT “A”

TO CERTIFICATE OF NON-FOREIGN STATUS

LEGAL DESCRIPTION OF REAL PROPERTY

EXHIBIT “E”

ASSIGNMENT AND ASSUMPTION OF LEASES

AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (“Assignment”), is made and dated for reference purposes as of the      day of             , 201  , by and between                                          (“Assignor”), and                              (“Assignee”), both of whom may be referred to herein as the “Parties” and each of whom may be referred to herein as a “Party.”

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated             , 201  , as amended and assigned (“Purchase Agreement”). Unless otherwise expressly defined herein, capitalized terms used herein without definition shall have the same meaning given to such terms in the Purchase Agreement.

B. This Assignment is being made pursuant to the Purchase Agreement for the purpose of memorializing the assignment by Assignor to Assignee of: (a) those Leases set forth on Exhibit “A” attached hereto; and (b) the Security Deposits set forth on Exhibit “B” attached hereto and incorporated by reference.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

8. Assignment of Leases. Subject to the provisions of the Purchase Agreement, effective as of the Closing, Assignor hereby grants, assigns, transfers, conveys and delivers to Assignee, and Assignee hereby accepts the assignment of, the Leases and the Security Deposits and all of the right, title, estate, interest, benefits and privileges of the lessor or landlord thereunder.

9. Assumption of Obligations. Subject to the provisions of the Purchase Agreement, by acceptance of this Assignment, effective as of the Closing, Assignee hereby assumes and agrees to perform and to be bound by all of the terms, covenants, conditions and obligations imposed upon the lessor or landlord under the Leases accruing on or after the Closing. Without limiting the foregoing, in the event that the Property Expense Reconciliation results in a Property Expense Reimbursement Surplus and Assignor pays to Assignee an amount equal to the Property Expense Reimbursement Surplus pursuant to the Purchase Agreement, Assignee shall be obligated to reimburse or credit the Tenants for such Property Expense Reimbursement Surplus as required by their respective Leases.

10. Indemnification by Assignor. Assignor hereby agrees to indemnify, defend and hold harmless Assignee, and its officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns, together with all officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns of the foregoing, of, for, from and against any and all claims, demands, causes of action and other legal proceedings and from all liabilities, judgments, damages, losses, costs, fees and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) arising therefrom, arising out of or relating to the breach by Assignor of any of the obligations, terms and/or covenants of the lessor or landlord under or pursuant to the Leases, which obligations, terms and/or covenants accrue prior to the Closing.

11. Indemnification by Assignee. Assignee hereby agrees to indemnify, defend and hold harmless Assignor, and its officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns, together with all officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns of the foregoing, of, for, from and against any and all claims, demands, causes of action and other legal proceedings and from all liabilities, judgments, damages, losses, costs, fees and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) arising therefrom, arising out of or relating to the breach by Assignee of any of the obligations, terms and/or covenants of the lessor or landlord under or pursuant to the Leases, which obligations, terms and/or covenants accrue on or after the Closing.

12. Proration. Nothing contained in this Assignment shall constitute a waiver of or a limitation on any of the rights and obligations of the Parties pursuant to Article 11 of the Purchase Agreement concerning prorations.

13. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective Parties hereto.

14. Attorneys’ Fees. In the event of any legal action between Assignor and Assignee arising out of or in connection with this Assignment, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees and costs incurred in such action and any appeal therefrom.

15. Governing Law; Jurisdiction and Venue. This Assignment shall be governed by the laws of the State of Florida The proper venue for any claims, causes of action or other proceedings concerning this Assignment shall be in the state and federal courts located in the County of Orange, State of Florida.

16. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

17. Cooperation. Assignor hereby agrees to and shall execute and deliver to Assignee any and all documents, agreements and instruments necessary to consummate the transactions contemplated by this Assignment.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR:

EXHIBIT – DO NOT SIGN

By:

Title:

ASSIGNEE:

EXHIBIT – DO NOT SIGN

By:

Title:

EXHIBIT “A”

TO ASSIGNMENT AND ASSUMPTION

OF LEASES AND SECURITY DEPOSITS

LEASES

EXHIBIT “B”

TO ASSIGNMENT AND ASSUMPTION

OF LEASES AND SECURITY DEPOSITS

SECURITY DEPOSITS

EXHIBIT “F”

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (“Assignment”) is made and dated for reference purposes as of             , 201  , by and between                              (“Assignor”) and                             , a                     (“Assignee”), both of whom may be referred to herein as the “Parties.”

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of             , 201  , as amended and assigned (the “Purchase Agreement”). Capitalized terms used in this Assignment without definition shall have the meaning given to such terms in the Purchase Agreement.

B. This Assignment is made pursuant to, as required by, and subject to the terms and conditions of the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Assignment of Contracts. Effective as of the Closing, Assignor hereby assigns, transfers and sets over to Assignee all of Assignor’s right, title and interest, in, to and under the contracts and agreements listed or described on Exhibit “A,” attached hereto and incorporated herein by reference (the “Assumed Contracts”).

2. Assumption of Obligations. Effective as of the Closing, Assignee hereby assumes and agrees to perform all of the obligations, terms and covenants of Assignor under each of the Assumed Contracts, which obligations, terms and covenants accrue on or after the Closing.

3. Indemnification by Assignor. Assignor hereby agrees to indemnify, defend and hold harmless Assignee, and its officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns, together with all officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns of the foregoing, for, from, of and against any and all claims, demands, causes of action and other legal proceedings and from all liabilities, judgments, damages, losses, costs, fees and expenses (including without limitation reasonable attorneys’ fees, costs and expenses) arising therefrom, arising out of or relating to the breach by Assignor of any of the obligations, terms and/or covenants of Assignor under or pursuant to the Assumed Contracts, which obligations, terms and/or covenants accrue prior to the Closing.

4. Indemnification by Assignee. Assignee hereby agrees to indemnify, defend and hold harmless Assignor, and its officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns, together with all officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns of the foregoing, for, from, of and against any and all claims, demands, causes of action and other legal proceedings and from all liabilities, judgments, damages, losses, costs, fees and expenses (including without limitation reasonable attorneys’ fees, costs and expenses) arising out of or relating to the breach by Assignee of any of the obligations, terms and/or covenants of Assignor under or pursuant to the Assumed Contracts, which obligations, terms and/or covenants accrue on or after the Closing.

5. Governing Law. This Assignment shall be governed by the laws of the State of Florida. The proper venue for any claims, causes of action or other proceedings concerning this Assignment shall be in the state and federal courts located in the County of Orange, State of Florida.

6. Binding Effect. This Assignment and the provisions contained herein shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

7. Attorneys’ Fees. In the event of any legal action between Assignor and Assignee arising out of or in connection with this Assignment, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees and costs incurred in such action and any appeal therefrom.

8. Cooperation. Assignor hereby agrees to and shall execute and deliver to Assignee any and all documents, agreements and instruments necessary to consummate the transactions contemplated by this Assignment.

9. Counterparts. This Assignment may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR:

EXHIBIT – DO NOT SIGN

By:
Title:

ASSIGNEE:

EXHIBIT – DO NOT SIGN

By:
Title:

EXHIBIT “A”

TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS

ASSUMED CONTRACTS

EXHIBIT “G”

ASSIGNMENT OF PERMITS, ENTITLEMENTS

AND INTANGIBLE PROPERTY

THIS ASSIGNMENT OF PERMITS, ENTITLEMENTS AND INTANGIBLE PROPERTY (the “Assignment”) is dated for reference purposes as of             , 201   and is entered into by                              (“Assignor”) in favor of                             , a                              (“Assignee”).

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated             , 201  , as amended and assigned (“Purchase Agreement”). Unless otherwise expressly defined herein, capitalized terms used herein without definition shall have the same meaning given to such terms in the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Assignment by Assignor. Effective as of the Closing, Assignor hereby transfers and assigns to Assignee the Intangible Property, the Permits and Entitlements.

2. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective Parties hereto.

3. Attorneys’ Fees. In the event of any legal action between Assignor and Assignee arising out of or in connection with this Assignment, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees and costs incurred in such action and any appeal therefrom.

4. Governing Law; Jurisdiction and Venue. This Assignment shall be governed by, interpreted under, and construed and enforceable with, the laws of the State of Florida. The proper venue for any claims, causes of action or other proceedings concerning this Assignment shall be in the state and federal courts located in the County of Orange, State of Florida.

5. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

6. Cooperation. Assignor hereby agrees to and shall execute and deliver to Assignee any and all documents, agreements and instruments necessary to consummate the transactions contemplated by this Assignment.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

EXHIBIT – DO NOT SIGN

By:
Title:

ASSIGNEE:

EXHIBIT – DO NOT SIGN

By:
Title

EXHIBIT “B”

LIST OF ASSIGNED PROPERTY

EXHIBIT “H”

GENERAL PROVISIONS OF ESCROW

THESE GENERAL PROVISIONS OF ESCROW (“General Provisions”), are being entered into pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated             , 201  , by and between                             , as the “Seller,” and                             , as the “Buyer,” as the same may be amended from time to time (“Purchase Agreement”). Capitalized terms used herein without definition shall have the meanings given to such terms in the Purchase Agreement.

THE PARTIES UNDERSTAND AND ACKNOWLEDGE:

1. Deposit of Funds and Disbursements. Unless directed in writing by Seller or Buyer, as applicable, to establish a separate, interest-bearing account together with all necessary taxpayer reporting information, all funds received by Escrow Agent shall be deposited in general escrow accounts in a federally insured financial institution (“Depositories”). All disbursements shall be made by Escrow Agent’s check or by wire transfer unless otherwise instructed in writing by the party to receive such disbursement. The Good Funds Law requires that Escrow Agent have confirmation of receipt of funds prior to disbursement.

2. Disclosure of Possible Benefits to Escrow Agent. As a result of Escrow Agent maintaining its general escrow accounts with the Depositories, Escrow Agent may receive certain financial benefits such as an array of bank services, accommodations, loans or other business transactions from the Depositories (“Collateral Benefits”). Notwithstanding the foregoing, the term Collateral Benefits shall not include any interest that accrues or is earned on the Deposit and in no event and under no circumstance shall Escrow Agent be entitled to receive and retain any interest that accrues or is earned on the Deposit. All Collateral Benefits shall accrue to the sole benefit of Escrow Agent and Escrow Agent shall have no obligation to account to the parties to this Escrow for the value of any such Collateral Benefits.

3. Miscellaneous Fees. Escrow Agent may incur certain additional costs on behalf of the parties for services performed by third party providers. The fees charged by Escrow Agent for such services shall not include a mark up or premium over the direct cost of such services.

4. Prorations and Adjustments. All prorations and/or adjustments shall be made in accordance with the Purchase Agreement.

5. Contingency Periods. Escrow Agent shall not be responsible for monitoring contingency time periods between the Parties.

6. Reports. As an accommodation, Escrow Agent may agree to transmit orders for inspection, termite, disclosure and other reports if requested, in writing or orally, by the parties or their agents. Escrow Agent shall deliver copies of any such reports as directed. Escrow Agent is not responsible for reviewing such reports or advising the parties of the content of same.

7. Recordation of Documents. Escrow Agent is authorized to prepare, obtain, record and deliver the necessary instruments to carry out the terms and conditions of this Escrow and, to the extent that Escrow Agent is also the Title Company, to issue the Title Policy at Closing, subject to and in accordance with the Purchase Agreement or pursuant to separate written instructions to Escrow Agent executed by Seller.

8. Conflicting Instructions and Disputes. No notice, demand or change of instructions shall be of any effect in this Escrow unless given in writing by Seller and Buyer. In the event a demand for the Deposit and/or any other amounts in this Escrow is made which is not concurred with by Seller and Buyer, Escrow Agent, regardless of who made demand therefor, may elect to file a suit in interpleader and obtain an order from the court allowing Escrow Agent to deposit all funds and documents in court and have no further liability with respect thereto. If an action is brought involving this Escrow and/or Escrow Agent, Seller and Buyer agree to indemnify and hold Escrow Agent harmless against liabilities, damages and costs incurred by Escrow Agent (including reasonable attorney’s fees and costs) except to the extent that such liabilities, damages and costs were caused by the negligence, gross negligence or willful misconduct of Escrow Agent.

9. Amendments to General Provisions. Any amendment to these General Provisions must be mutually agreed to by Seller and Buyer and accepted by Escrow Agent. The Purchase Agreement and these General Provisions shall constitute the entire escrow agreement between the Escrow Agent and the parties hereto with respect to the subject matter of the Escrow.

10. Copies of Documents; Authorization to Release. Escrow Agent is authorized to rely upon copies of documents, which include facsimile, electronic, NCR, or photocopies as if they were an originally executed document. If requested by Escrow Agent, the originals of such documents shall be delivered to Escrow Agent. Documents to be recorded MUST contain original signatures. Escrow Agent may furnish copies of any and all documents to the lender(s), real estate broker(s), attorney(s) and/or accountant(s) involved in this transaction upon their request.

11. Execution in Counterpart. These General Provisions and any amendments may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute the same instruction.

12. Tax Reporting, Withholding and Disclosure. The Parties are advised to seek independent advice concerning the tax consequences of this transaction, including but not limited to, their withholding, reporting and disclosure obligations. Escrow Agent does not provide tax or legal advice and the parties agree to hold Escrow Agent harmless from any loss or damage that the parties may incur as a result of their failure to comply with federal and/or state tax laws. EXCEPT AS OTHERWISE REQUIRED UNDER APPLICABLE LAW, WITHHOLDING OBLIGATIONS ARE THE EXCLUSIVE OBLIGATIONS OF THE PARTIES AND ESCROW AGENT IS NOT RESPONSIBLE TO PERFORM THESE OBLIGATIONS UNLESS ESCROW AGENT AGREES IN WRITING.

13. Taxpayer Identification Number Reporting. Federal law requires Escrow Agent to report Seller’s social security number and/or tax identification number, forwarding address,

and the gross sales price to the Internal Revenue Service (“IRS”). Escrow cannot be closed nor any documents recorded until the information is provided and Seller certifies its accuracy to Escrow Agent.

14. Purchase Agreement. In the event of any conflict between the terms and conditions of the Purchase Agreement and the terms and conditions of these General Provisions, the terms and conditions of the Purchase Agreement shall govern.

15. Notices. All notices relating to these General Provisions shall be given in compliance with the Notice provisions set forth in the Purchase Agreement.

SELLER:

EXHIBIT – DO NOT SIGN

By:
Title:

Date: , 201

BUYER:

EXHIBIT – DO NOT SIGN

By:
Title:

Date: , 201

ESCROW AGENT:

EXHIBIT – DO NOT SIGN

By:
Title:

EXHIBIT “I”

FORM OF TENANT’S ESTOPPEL CERTIFICATE

To:	Excel Trust, L.P., a Delaware limited partnership

801 North 500 West, Suite 201

West Bountiful, Utah 84010

To:	[Lender]

RE:	That certain lease agreement dated , 201 , as amended by that certain dated , 201 (as amended or modified, the “Lease”), whereby , as tenant therein (“Tenant”), leased from , as landlord therein (“Landlord”), approximately net rentable square feet of space located in (the “Premises”), which is located in the City of , State of (the “Property”).

Gentlemen:

Tenant acknowledges that Excel Trust, L.P., a Delaware limited partnership, or its nominee (“Buyer”) is reviewing the possible purchase of the Property from Landlord. Tenant further acknowledges that, in the event Buyer elects to purchase the Property,                      (“Lender”), is reviewing the possibility of providing financing to Buyer in connection with Buyer’s purchase of the Property. In connection therewith, Tenant hereby certifies, represents and warrants to Buyer and Lender, and their respective successors and assigns, as follows:

1. A true and correct copy of the Lease is attached hereto as Exhibit “A” and incorporated herein by reference. The Lease constitutes the entire agreement between Landlord and Tenant with respect to the Premises and the Property, is in good standing full force and effect, and has not been amended, modified or assigned either orally or in writing, except as provided in the Preamble of this Tenant Estoppel Certificate.

2. Tenant’s net rentable square footage of Tenant’s Premises is equal to          square feet.

3. The term of the Lease commenced on             , 201  , and will terminate on             , 201  . Tenant has              renewal options of              years each.

4. The current monthly amount of base rent payable by the Tenant is equal to $        . Base rent has been paid through             , 201  . No rent has been prepaid by more than thirty (30) days.

5. Percentage Rent is due upon the dates as described in paragraph              of the Lease in the amount of $        , which is equal to     % of Gross Sales in excess of $        .

6. Tenant is responsible for paying its proportionate share of operating expenses, insurance and real estate taxes owed regarding the Property. Tenant’s proportionate share of said operating expenses, insurance and real estate taxes is equal to     % calculated by taking Tenant’s net rentable square footage of the Premises divided by             , the total net rentable square footage of the Property. Current charges for operating expenses, insurance and real estate taxes are              per month. Additional rent for operating expenses, insurance premiums and real estate taxes has been paid through             , 201  .

7. Tenant has not deposited any monies or instruments to secure any of its agreements and obligations under the Lease and has not paid any advance rentals or other amounts, excepts as specified below (write “NONE” if there is none).

8. There are no defaults of Landlord or Tenant under the Lease, and there are no existing circumstances which with the passage of time, or giving of notice, or both, would give rise to a default by Landlord or Tenant under the Lease. Landlord and Tenant are in full compliance with their obligations under the Lease.

9. No breach or violation exists of any of the provisions of the Lease granting exclusive uses to Tenant, co-tenancies or prohibiting or restricting uses of other tenants.

10. Construction of all improvements required under the Lease and any other conditions to Tenant’s obligations under the Lease, if any, have been satisfactorily completed by Landlord, and Tenant has accepted the Premises and is occupying and operating in the Premises.

11. Tenant has no charge, lien, claim of set-off, abatement or defense against rents or other charges due or to become due under the Lease or otherwise under any of the terms, conditions, and covenants contained therein, and Tenant is not entitled to any concessions, rebates, allowances (including, without limitation, tenant improvement allowances, construction allowances or any other allowances), or other considerations for free or reduced rent.

12. There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors contemplated or filed by Tenant or pending against Tenant.

13. Tenant has not subleased all or any portion of the Premises or assigned any of its rights under the Lease, nor pledged any interest therein.

14. Tenant does not have any options, rights of first refusal, rights of first offer, expansion rights or similar rights with respect to the Premises or the Property or any portion thereof.

15. Tenant has never permitted or suffered the generation, treatment, use, storage, disposal or discharge of any hazardous, toxic or dangerous substance, waste or materials in, on or about the Leased Premises or any adjacent property.

16. Upon being notified of the closing of the above-referenced proposed purchase, sale and assignment, Tenant agrees to recognize Buyer as Landlord under the Lease and to send all rental payments and communications permitted or required under the Lease to such address as Landlord may, in writing, direct from time to time.

17. If the Lease is guaranteed, the Guaranty is unmodified and in full force and effect. There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors contemplated or filed by any Guarantor or pending against any Guarantor.

18. The person(s) whose signature(s) appear(s) below is duly and fully authorized to execute this Tenant Estoppel Certificate and has knowledge of the facts and statements recited herein.

The certifications, representations and warranties herein made shall be binding upon Tenant, its heirs, legal representatives, successors and assigns, and shall inure to Buyer’s and Lender’s benefit and to the benefit of Buyer’s and Lender’s respective successors and assigns. Tenant acknowledges that Buyer may rely on this Tenant Estoppel Certificate in conjunction with its purchase and thereafter its ownership and operation of the Property. Tenant further acknowledges that Lender may rely on this Tenant Estoppel Certificate in conjunction with its financing of the purchase of the Property by Buyer.

IN WITNESS WHEREOF, the Tenant has executed and delivered this Tenant Estoppel Certificate this      day of             , 201  .

TENANT:

By
Title

GUARANTOR:
(If Applicable)

By
Title

EXHIBIT “A”

TO FORM OF TENANT ESTOPPEL CERTIFICATE

LEASE

EXHIBIT “J”

FORM OF LANDLORD ESTOPPEL CERTIFICATE

To:	Excel Trust, L.P., a Delaware limited partnership

801 North 500 West, Suite 201

West Bountiful, Utah 84010

To:	[Lender]

RE:	That certain lease agreement dated , 201 , as amended by that certain dated , 201 (as amended or modified, the “Lease”), whereby , as tenant therein (“Tenant”), leased from , as landlord therein (“Landlord”), square feet of space located in (the “Premises”), which shopping center is located in the City of , State of (the “Property”).

Gentlemen:

Landlord hereby certifies, represents and warrants to Buyer, its respective successors and assigns, as follows:

1. A true and correct copy of the Lease is attached hereto as Exhibit “A,” and incorporated herein by reference. The Lease constitutes the entire agreement between Landlord and Tenant with respect to the Premises and the Property, is in good standing and full force and effect, and has not been amended, modified or assigned either orally or in writing, except as provided in the Preamble of this Landlord Estoppel Certificate.

2. Tenant’s net rentable square footage of Tenant’s Premises is equal to              square feet.

3. The term of the Lease commenced on             , 19    , and will terminate on             , 201  . Tenant has              renewal options of      years each.

4. The current monthly amount of base rent payable by the Tenant is equal to $        . Base rent has been paid through             , 201  . No rent has been prepaid.

5. Percentage Rent is due upon the dates as described in paragraph      of the Lease in the amount equal to     % of Gross Sales in excess of $        .

6. Tenant is responsible for paying its proportionate share of operating expenses, insurance and real estate taxes owed regarding the Property. Tenant’s proportionate share of said operating expenses, insurance and real estate taxes is equal to     % calculated by taking Tenant’s net rentable square footage of the Premises divided by             , the total net rentable

square footage of the Property. Current charges for operating expenses, insurance and real estate taxes are              per month. Additional rent for operating expenses, insurance premiums and real estate taxes has been paid through             , 201  .

7. Tenant has not deposited any monies or instruments to secure any of its agreements and obligations under the Lease and has not paid any advance rentals or other amounts, excepts as specified below (write “NONE” if there is none).

8. There are currently no defaults of Landlord or Tenant under the Lease, and to the best of Landlord’s knowledge, there are no existing circumstances which with the passage of time, or giving of notice, or both, would give rise to a default by Landlord or Tenant under the Lease. Landlord and Tenant are in full compliance with their obligations under the Lease, and the Lease is in good standing and in full force and effect.

9. No breach or violation exists of any of the provisions of the Lease granting exclusive uses to Tenant, co-tenancies or prohibiting or restricting uses of other tenants.

10. Construction of all improvements required under the Lease to date and any other conditions to Tenant’s obligations under the Lease, if any, have been satisfactorily completed, and Tenant has accepted the Premises and is occupying and operating in the Premises.

11. Tenant has no charge, lien, claim of set-off, abatement or defense against rents or other charges due or to become due under the Lease or otherwise under any of the terms, conditions, and covenants contained therein, and Tenant is not entitled to any concessions, rebates, allowances (including, without limitation, tenant improvement allowances, construction allowances or any other allowances), or other considerations for free or reduced rent.

12. To the best of Landlord’s knowledge, there are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors contemplated or filed by Tenant or pending against Tenant.

13. Neither Landlord nor Tenant, to the best of Landlord’s knowledge, has subleased all or any portion of the Premises or assigned any of its rights under the Lease, nor pledged any interest therein.

14. Tenant does not have any options, rights of first refusal, rights of first offer, expansion rights or similar rights with respect to the Premises or the Property or any portion thereof.

15. If the Lease is guaranteed, the Guaranty is unmodified and in full force and effect. To the best of Landlord’s knowledge, there are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors contemplated or filed by any Guarantor or pending against any Guarantor.

16. The person(s) whose signature(s) appear(s) below is duly and fully authorized to execute this Landlord Estoppel Certificate and has knowledge of the facts and statements recited herein.

The certifications, representations and warranties herein made shall be binding upon Landlord, its heirs, legal representatives, successors and assigns, and shall inure to Buyer’s and Lender’s benefit and to the benefit of Buyer’s and Lender’s respective successors and assigns. Landlord acknowledges that Buyer may rely on this Landlord Estoppel Certificate in conjunction with its purchase and thereafter its ownership and operation of the Property. Landlord further acknowledges that Lender may rely on this Landlord Estoppel Certificate in conjunction with its financing of the purchase of the Property by Buyer.

IN WITNESS WHEREOF, Landlord has executed and delivered this Landlord Estoppel Certificate this      day of             , 201  .

LANDLORD:
, a

By
Its

By
Title

EXHIBIT “K”

SEC REQUIREMENTS

For the period of time commencing on the Effective Date and continuing through the second (2nd) anniversary of the Closing Date, Seller shall, from time to time, upon reasonable advance notice from Buyer, provide Buyer and its representatives, agents and employees with access to all financial and other information pertaining to the period of Seller’s ownership and operation of the Property, which information is relevant and reasonably necessary, in the opinion of the outside, third party accountants (the “Accountants”) of Excel Trust, L.P. (“Excel”), to enable Excel and its Accountants to prepare financial statements in compliance with any or all of (a) Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (the “Commission”); (b) any other rule issued by the Commission and applicable to Excel; and (c) any registration statement, report or disclosure statement filed with the Commission by, or on behalf of, Excel. Seller acknowledges and agrees that the following is a representative description of the information and documentation that Excel and the Accountants may require in order to comply with (a), (b) and (c) above.

1.	Rent rolls for the calendar month in which the Closing occurs and the eleven (11) calendar months immediately preceding the calendar month in which the Closing occurs;

2.	Seller’s written analysis of both (a) scheduled increases in base rent required under the Leases in effect on the Closing Date; and (b) rent concessions imposed pursuant to those Leases, and the straight line effect of (a) and (b);

3.	Seller’s internally-prepared Operating Statements;

4.	Access to Leases;

5.	Most currently available real estate Tax Bills;

6.	Access to Seller’s cash receipt journal(s) and bank statements for the Property;

7.	Seller’s general ledger with respect to the Property;

8.	Seller’s schedule of expense reimbursements required under Leases in effect on the Closing Date;

9.	Schedule of those items of repairs and maintenance performed by, or at the direction of Seller, during Seller’s final fiscal year in which Seller owns and operates the Property (the “Final Fiscal Year”);

10.	Schedule of those capital improvements and fixed asset additions made by, or at the direction of, Seller during the Final Fiscal Year;

K-1

11.	Access to Seller’s invoices with respect to expenditures made during the Final Fiscal Year;

12.	Access (during normal and customary business hours) to responsible personnel to answer accounting questions; and

13.	A representation letter in such form as is reasonably required by Purchaser, signed by the individual(s) responsible for Seller’s financial reporting, as prescribed by generally accepted auditing standards promulgated by the Auditing Standards Division of the American Institute of Certified Public Accountants, which representation letter may be required to assist the Accountants in rendering an opinion on such financial statements.

K-2

EXHIBIT “L”

FORM AUDIT LETTER

(Letterhead of Seller)

Ladies and Gentlemen:

We are providing this letter in connection with your audit of the statement of revenue and certain expenses of                     , which is comprised of the building located at                      (the “Property”) for the period commencing             , 201   and ending             , 201  , for the purpose of expressing an opinion as to whether the financial statement presents fairly, in all material respects, the results of operations of the Property in conformity with accounting principles generally accepted in the United States of America and Rule 3.14 of Regulation S-X. Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in the light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement. Materiality limitations do not apply to representations not directly related to amounts included in the financial statement.

We confirm, to the best of our knowledge and belief, the following representations made to you during your audit:

1. The financial statement referred to above is fairly presented in conformity with accounting principles generally accepted in the United States of America.

2. We have made available to you:

(a) All financial records and related data.

(b) All minutes of the meetings of stockholders, directors, and committees of directors, or summaries of actions of recent meetings for which minutes have not yet been prepared.

(c) All agreements or amendments to agreements, which would have a material impact on the financial statement.

3. There have been no:

(a) Circumstances that have resulted in communications from the Property external legal counsel reporting evidence of a material violation of securities law or breach of fiduciary duty, or similar violation by the Property or any agent thereof.

(b) Communications from regulatory agencies concerning noncompliance with, or deficiencies in, financial reporting practices.

4. There are no:

(a) Violations or possible violations of laws or regulations, whose effects should be considered for disclosure in the financial statement or as a basis for recording a loss contingency.

(b) Unasserted claims or assessments that our lawyers have advised us are probable of assertion and must be disclosed in accordance with Statement of Financial Accounting Standards (SFAS) No. 5, Accounting for Contingencies.

(c) Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by SFAS No. 5.

(d) Material transactions that have not been properly recorded in the accounting records underlying the financial statement.

(e) Events that have occurred subsequent to the balance sheet date and through the date of this letter that would require adjustment to or disclosure in the financial statement.

5. We acknowledge our responsibility for the design and implementation of programs and controls to prevent, deter and detect fraud. We understand that the tern “fraud” includes misstatements arising from fraudulent financial reporting and misstatements arising from misappropriation of assets.

Misstatements arising from fraudulent financial reporting are intentional misstatements, or omissions of amounts or disclosures in financial statements to deceive financial statement users. Misstatements arising from misappropriation of assets involve the theft of an entity’s assets where the effect of the theft causes the financial statement not to be presented in conformity with accounting principles generally accepted in the United States of America.

6. We have no knowledge of any fraud or suspected fraud affecting the entity involving:

(a) Management,

(b) Employees who have significant roles in internal control over financial reporting, or

(c) Others where the fraud could have a material effect on the financial statement.

7. We have no knowledge of any allegations of fraud or suspected fraud affecting the entity received in communications from employees, former employees, analysts, regulators, short sellers, or others.

8. The Property has no plans or intentions that may materially affect the carrying value or classification of assets and liabilities.

9. We have no knowledge of any officer or director of the Property, or any other person acting under the direction thereof, having taken any action to fraudulently influence, coerce, manipulate or mislead you during your audit.

10. The following have been properly recorded or disclosed in the financial statement.

(a) Related party transactions including sales, purchases, loans, transfers, leasing arrangements, guarantees, ongoing contractual commitments and amounts receivable from or payable to related parties.

We understand that the term “related party” refers to affiliates of the enterprise; entities for which investments are accounted for by the equity method by the enterprise; trusts for the benefit of employees, such as pension and profit sharing trusts that are managed by or under the trusteeship of management; principal owners of the enterprise; its management; members of the immediate families of principal owners of the enterprise and its management; and other parties with which the enterprise may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. Another party also is a related party if it can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

(b) Guarantees, whether written or oral, under which the Property is contingently liable, including guarantee contracts and indemnification agreements pursuant to FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements/or Guarantees, Including Indirect Guarantees 0/Indebtedness Of Others.

(c) Significant estimates and material concentrations known to management that are required to be disclosed in accordance with the AICPA’s Statement of Position (SOP) 94-6, Disclosure o/Certain Significant Risks and Uncertainties. Significant estimates are estimates at the balance sheet date, which could change materially within the next year. Concentrations refer to volumes of business, revenues, available sources of supply, or markets or geographic areas for which it is reasonably possible that events could occur which would significantly disrupt normal finances within the next year. Concentrations include material sources of financing, including off· balance sheet arrangements and transactions with unconsolidated, limited purpose entities, and contingencies inherent in the arrangements, that are reasonably likely to affect the continued availability of liquidity and financing.

11. The owner has satisfactory title to all owned assets, and there are no liens or encumbrances on such assets, nor has any asset been pledged as collateral, except as disclosed in the financial statement.

12. The Property has complied with all aspects of contractual agreements that would have a material effect on the financial statement in the event of noncompliance.

13. The unaudited financial information for the period from January 1, 201   through                      (“Stub Period”) has been prepared and presented in conformity with accounting principles generally accepted in the United States of America and Rule 3.14 of Regulation S-X.

Further, we confirm that we are responsible for the fair presentation in the financial statement of financial results of operations in conformity with accounting principles generally accepted in the United States of America and Rule 3.14 of Regulation S-X.

Very truly yours,

Name	Name	Name
Chief Executive Officer	Chief Financial Officer	Chief Accounting Officer

SCHEDULE “1.0”

LIST OF SELLER’S DELIVERIES

1.	A copy of all Tenant Leases;

2.	Copies of any draft leases relating to any pending lease negotiations;

3.	Certificate of occupancy for all Tenants

4.	Financial statements on all Tenants and any applicable guarantors relating thereto

5.	Copies of insurance certificates on all Tenants

6.	Tenant contacts and phone numbers for both the onsite managers and the corporate headquarters

7.	Billing address for all Tenants

8.	Notice addresses for all Tenants defaults

9.	Copies of gross sales reports for all applicable Tenants for as long as said Tenants were required to report, but not less than the past three (3) years

10.	Copies of all warranty agreements

GENERAL PROPERTY INFORMATION

11.	Copies of all common area utility bills with account numbers for the past six (6) months

12.	Copies of any loan documents on the property, including but not limited to, any notes, deeds of trust, financing statements and security agreements

13.	Architectural plans and specs

14.	Zoning certificate from the applicable governmental authority

15.	Copies of all surveys in Seller’s possession

16.	Copies of all Phase I, Phase II and other environmental reports in Seller’s possession

17.	Copies of all structural/engineering reports in Seller’s possession

18.	Copies of all ADA related reports in Seller’s possession

19.	Deferred maintenance schedule

Schedule 1-1

20.	Copies of any soils reports in Seller’s possession

21.	Tenants site map that ties the rent roll and suite numbers to the map

22.	MAI appraisals (most recent in Seller’s possession)

23.	Copies of service/vendor contracts with the contact names, phone numbers and account numbers including any alarm or sprinkler contracts

24.	Copies of building, roof, HVAC and equipment warranties

25.	Copies of current insurance policies on the property

26.	Physical addresses for any vacant space

27.	Copies of any current broker leasing contracts and contacts

28.	Personal Property inventory list to be transferred at closing

29.	Any current aerial and ground level photographs

30.	Current demographics for the immediate area and city/town where the property is located

31.	Copies of any legal proceedings currently affecting the project

PROJECT FINANCIAL INFORMATION

32.	A UCC Search for the Seller

33.	Operating statements for the past three (3) years

34.	Copies of expense ledgers, CAM reconciliation and Tenants billing statements for the immediately preceding calendar year

35.	Copy of tax reconciliation and Tenants billing statements for the immediately preceding calendar year

36.	Last month’s Tenants billing statements itemizing rent, CAM, tax, insurance and other charges

37.	Itemized property operating budget for the current calendar year

38.	Year-to-date operating statement

39.	Year-to-date expense ledgers

Schedule 1-2

40.	Year-to-date accounting trial balance

41.	Rent Receivables Ledger

42.	List of all rent abatements, allowances and concessions

43.	Current rent roll

44.	Rent roll for the previous full calendar year

45.	Details on any special assessments or improvement districts

46.	List of all security deposits and prepaid rents

47.	Property tax billing for the current year and for the past three (3) years

48.	A copy of the utility bills, insurance bills and management fee bills for the previous calendar year

49.	Year-end trial balance for the previous calendar year

50.	MRI data disks, if available

51.	All other documents, agreements, instruments and communications materially affecting the Property in Seller’s possession or control.

Schedule 1-3

SCHEDULE “2.0

LIST OF MAJOR TENANTS

1.	CVS.

Schedule 2-1

SCHEDULE “3.0”

RECEIVED SELLER’S DELIVERIES

Please see attached

Schedule 3-1

Run Date: 05-15-12

Due Diligence Inventory Status

Unicorp Portfolio

	Bay Hill Fountains	Dellagio	Lake Burden	Maquire Shoppes	Maquire Shoppes II	West Broad Village
1. One copy of each tenant lease	R	R	R	R	R	R
2. Copies of any draft leases or LOI’s		R	R	R	R	R
3. Certificate of Occupancy for each tenant	M	R	R	R	R	M
4. Financial statements on each tenant and guarantor	M	M	M	M	M	M
5. Copies of tenant insurance certificates	M	R	R	R	R	R	Not all certificates
6. Tenant contact info for onsite & corporate	R	R	R	R	R	M
7. Billing address for each tenant	R	R	R	R	R	M	In monthly billing notices
8. Notice addresses for tenant defaults							In Leases
9. Gross sales reports for as long as tenants were required to report, but not less than the past 3 years.	R	R	R	R	R	M
10. common area utility bills with account numbers	R	R	R	R	R	M
11. Copies of any loan documents, if being assumed	M	N/A				M
12. Preliminary title commitment w/ exceptions.	M	M	M	M	M	M	Missing FATCO w/ backup docs
13. Architectural plans and specs	M	R	R	R	R	R
14. Zoning Certificate	R				R	R
15. Copies of all ALTA surveys in your possession	BO	BO	R	M	M	BO	(BO=Boudary Only)
16. Current ALTA Survey.	E	E	E	E	E	E
17. Copies of any Phase I Environmental reports	M	R	M	R	R	R
18. Copies of any structural/engineering/PCR	M	M	M	R	R	R
19. Copies of any soils reports in your possession	M	R	M	R	R	R
20. Copies of any ADA related reports	M	M	M	M	M	M
21. Deferred maintenance schedule	M	M	M	M	M	M
22. Current ESA & PCR report	E	E	E	E	E	E
23. Tenant site map that reflects the current rent roll	R	R	R	M	M	R	WBV almost current
24. UCC search on each of the selling entities	M	M	M	M	M	M	Prior to closing
25. MAI appraisals (most recent in your possession)	N/A	N/A	N/A	N/A	N/A	N/A
26. service/vendor contracts w/ the contact info including any alarm or sprinkler contracts	R	M	M	M	M	M	Forthcoming
27. Building, roof, HVAC & equipment warranties	R	R	R	R	R	M
28. Current insurance policies on the property	M	R	R	M	R	R
29. Insurance loss report (liability & property) for the past 3 years for any open or closed claims.	N/A	N/A	N/A	N/A	N/A	N/A
30. Physical addresses for any vacant space			M	R	R	M
31. Copies of any broker leasing contracts and contacts	N/A	N/A	N/A	N/A	N/A	M
32. Personal property list to be transferred at closing	N/A	N/A	N/A	N/A	N/A	N/A
33. Any current aerial and ground level photographs	R	N/A	N/A	N/A	N/A	R
34. Current demographics	R	R	R	R	R	R
35. Legal proceedings currently affecting the project	N/A	N/A	N/A	N/A	N/A	R
36. Copies of any existing licenses or permits	N/A	N/A	N/A	N/A	N/A	N/A
37. co’s and/or building permits for the property	M	R	R	M	R	R
38. Operating statements for the past 3 years	R	R	R	R	R	M	Missing WBV III, VI and Apts
39. Expense ledgers, CAM recs & T billings for 2011	M	M	M	M	M	M
40. Tax reconciliation & tenant billings for 2011	M	M	M	M	M	M
41. utility bills, insurance bills & management fee bills for 2011	R	R	R	R	R	M
42. Last month’s tenant billing statements	R	R	R	R	R	M
43. Itemized property operating budget for 2012	M	M	M	M	M	M
44. Year-to-date operating statement	R	R	R	R	R	M
45. Year-to-date expense ledgers	M	M	M	M	M	M
46. Year-to-date accounting trial balance	M	M	M	M	M	M
47. ARGUS proforma	E	E	E	E	E	E
48. Rent Receivables Ledger	R	R	R	R	R	M
49. List of rent abatements, allowances & concessions	M	M	M	R	R	M
50. Current rent roll	R	R	R	R	R	M	Missing WBV VI and Apts
51. Rent roll for the previous full calendar year	R	R	R	R	R	R
52. Details on any special assessments or improvement districts	N/A	N/A	N/A	N/A	N/A	N/A
53. List of all security deposits and prepaid rents	R	R	R	R	R	M	WBV VI and Apts
54. List of all outstanding leasing commissions	M	M	M	M	M	M
55. RE tax bills for the current & past 3 years	R	R	R	R	R	M
56. Year-end trial balance for the 2011	M	M	M	M	M	M
57. MRI data disks, if available	N/A	N/A	N/A	N/A	N/A	N/A
R= Received; Not Reviewed M=Missing E=Excel is obligated to obtain

Schedule 3-2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “First Amendment”), dated for reference purposes as of the 13th day of July, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012 (the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on July 17, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

2. References. All references in the Purchase Agreement to the “Agreement” shall mean the Purchase Agreement, as amended by this First Amendment. All references in the Purchase Agreement to the “Investigation Period” shall mean the Investigation Period, as extended by this First Amendment.

3. Full Force and Effect. Except as expressly provided in this First Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

4. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

5. Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

1

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its
General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

2

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Second Amendment”), dated for reference purposes as of the 17th day of July, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012 and First Amendment dated for reference purposes as of July 13, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 07:00 p.m. on July 18, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

2. References. All references in the Purchase Agreement to the “Agreement” shall mean the Purchase Agreement, as amended by this Second Amendment. All references in the Purchase Agreement to the “Investigation Period” shall mean the Investigation Period, as extended by this Second Amendment.

3. Full Force and Effect. Except as expressly provided in this Second Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

4. Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

5. Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

1

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

2

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Third Amendment”), dated for reference purposes as of the 18th day of July, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 13, 2012, and as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 17, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The Third sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on August 10, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

2. Purchase Price. Section 2.2 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“The purchase price for the Property (“Purchase Price”) shall be the sum of Twenty One Million Five Hundred Thousand and No/100 Dollars ($21,500,000.00). In the event that Seller obtains the necessary approvals, the Parties further agree that the other undivided fifty percent (50%) tenant-in-common interest in and to the Parcel and the Improvements and related property shall be sold to Buyer for a purchase price equal to Twenty-One Million Five Hundred Thousand and No/100 Dollars ($21,500,000.00) and otherwise upon the same terms and conditions as set forth herein, including Buyer’s assumption of the remaining one-half (1/2) of the outstanding balance of principal owing under the Bay Hill Loan. The Purchase Price shall consist of the Cash Purchase Price pursuant to Section 2.3 below and the Bay Hill Loan Assumption pursuant to Section 2.4 below. The Purchase Price shall be paid to and assumed on behalf of Seller in accordance with the terms and conditions set forth in Sections 2.3 and 2.4 hereof.”

1

3. Cash Purchase Price. The first sentence of Section 2.3 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“The cash purchase price for the Property (“Cash Purchase Price”) shall be the amount of Twenty One Million Five Hundred Thousand and No/100 Dollars ($21,500,000.00).”

4. Bay Hill Loan Assumption. The first two sentences of Section 2.4 of the Purchase Agreement are hereby deleted in their entirety and the following is hereby substituted in lieu thereof:

“On the Closing, Buyer shall assume one-half (1/2) of the outstanding balance of principal owing under the Bay Hill Loan as of the Proration Date (“Bay Hill Loan Balance”), subject to and in accordance with the provisions of this Section 2.4. All interest and other sums owing under the portion of the Bay Hill Loan to be assumed by Buyer as of the Proration Date (excluding principal), shall be prorated between Seller and Buyer pursuant to Section 11.2(a)(vi) hereof.”

5. Bay Hill Lender’s Consent Deadline. The last sentence of Section 2.4 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“Buyer shall have until August 31, 2012 (the “Bay Hill Lender’s Consent Deadline”) to procure the Bay Hill Lender’s Consent and, should Buyer fail to do so, either party may terminate this Agreement by delivering written notice to the other Party not later than 11:59 p.m. on the Bay Hill Lender’s Consent Deadline, in which case the provisions of Section 8.5 hereof shall govern.”

6. Excel LP Partnership Units. Section 2.5 of the Purchase Agreement and all subsections thereof are hereby deleted in their entirety.

7. Treatment as Contribution. Section 2.6 of the Purchase Agreement is hereby deleted in its entirety.

8. Seller’s Pre-Closing Obligations – Tenant Estoppel Certificates. The first sentence of Section 5.1(h) of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“On or before the Estoppel Delivery Deadline, Seller shall use its good faith and diligent efforts to deliver to Buyer a fully completed and executed estoppel certificate from each of the Tenants (each, a “Tenant Estoppel Certificate”), and shall use its good faith and

2

diligent efforts to ensure that each Tenant Estoppel Certificate is dated effective no earlier than thirty (30) Calendar Days prior to the Closing Date.”

9. Seller’s Pre-Closing Obligations – Tenant Estoppel Certificates. The first two sentences of Section 5.1(h)(ii) of the Purchase Agreement are hereby deleted in their entirety and the following is hereby substituted in lieu thereof:

“Seller shall forward to Buyer the fully executed Estoppel Certificates it has obtained promptly upon receipt, but in no event later than the Estoppel Delivery Deadline. Buyer shall have the right to approve or reasonably disapprove of the Estoppel Certificates. If Buyer disapproves of one or more of the Estoppel Certificates, then Buyer may deliver to Seller written notice(s) of Buyer’s disapproval (“Estoppel Objection Notice”) no later than five (5) Business Days following the Estoppel Delivery Deadline.”

Notwithstanding the foregoing, if Seller has not timely delivered to Buyer a Tenant Estoppel Certificate, in form and substance reasonably acceptable to Buyer, from all of the Major Tenants and those Shop Tenants representing the Minimum Tenant Square Footage Requirement, or alternatively, if Seller has timely delivered a Tenant Estoppel Certificate from all of the Major Tenants and those Shop Tenants representing the Minimum Tenant Square Footage Requirement, but has not provided to Buyer a Tenant Estoppel Certificate nor a Landlord Estoppel Certificate, in form and substance reasonably acceptable to Buyer, with respect to any remaining Lease, then Buyer shall have the right to terminate the Purchase Agreement pursuant to Section 8.5(a) of the Purchase Agreement.

10. Seller’s Deliveries to Escrow Agent at Closing – Excel LP Subscription Package. Section 6.1(i) of the Purchase Agreement is hereby deleted in its entirety.

11. Seller’s Deliveies to Buyer at Closing – Roof Warranty. Section 6.2(f) is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“A copy of the roof warranty relating to the Shopping center in Buyer’s name, if applicable and possible.”

12. Buyer’s Deliveries – Excel LP Subscription Package. Section 7.6 of the Purchase Agreement is hereby deleted in its entirety.

13. Buyer’s Deliveries – Partnership Unit Certificates. Section 7.7 of the Purchase Agreement is hereby deleted in its entirety.

14. Conditions to Obligations of Buyer – Investment Representation Statement. Section 8.1(n) of the Purchase Agreement is hereby deleted in its entirety.

15. Closing. The first paragraph of Section 8.4 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“The closing of the transaction contemplated by this Agreement (“Closing”) shall take place at the offices of Escrow Agent, or at such other location as may be mutually agreed upon in writing by Seller and Buyer, on August 31, 2012 (the “Closing Date”).”

3

16. Full Force and Effect. Except as expressly amended in this Third Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. In the event of any ambiguity or conflict between the terms of the Purchase Agreement and this Third Amendment, this Third Amendment shall control.

17. Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

18. Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

4

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

5

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Fourth Amendment”), dated for reference purposes as of the 10th day of August, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 13, 2012, as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 17, 2012, and as amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 18, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on August 17, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

2. Full Force and Effect. Except as expressly amended in this Fourth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. In the event of any ambiguity or conflict between the terms of the Purchase Agreement and this Fourth Amendment, this Fourth Amendment shall control.

3. Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

4. Counterparts. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

1

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

2

FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Fifth Amendment”), dated for reference purposes as of the 17th day of August, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 13, 2012, as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 17, 2012, as amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 18, 2012, and as amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 10, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on August 22, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

2. Full Force and Effect. Except as expressly amended in this Fifth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. In the event of any ambiguity or conflict between the terms of the Purchase Agreement and this Fifth Amendment, this Fifth Amendment shall control.

3. Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

4. Counterparts. This Fifth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

1

IN WITNESS WHEREOF, the parties have executed this Fifth Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

2

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Sixth Amendment”), dated for reference purposes as of the 22nd day of August, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 13, 2012, as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 17, 2012, as amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 18, 2012, as amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 10, 2012, and as amended by that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 17, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on August 27, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

2. Full Force and Effect. Except as expressly amended in this Sixth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. In the event of any ambiguity or conflict between the terms of the Purchase Agreement and this Sixth Amendment, this Sixth Amendment shall control.

3. Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

1

4. Counterparts. This Sixth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

2

IN WITNESS WHEREOF, the parties have executed this Sixth Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

3

SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Seventh Amendment”), dated for reference purposes as of the 27th day of August, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 13, 2012, as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 17, 2012, as amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 18, 2012, as amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 10, 2012, as amended by that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 17, 2012, and as amended by that certain Sixth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 22, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on August 31, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

2. Full Force and Effect. Except as expressly amended in this Seventh Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. In the event of any ambiguity or conflict between the terms of the Purchase Agreement and this Seventh Amendment, this Seventh Amendment shall control.

3. Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

1

4. Counterparts. This Seventh Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

2

IN WITNESS WHEREOF, the parties have executed this Seventh Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

3

EIGHTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS EIGHTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Eighth Amendment”), dated for reference purposes as of the 31st day of August, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 13, 2012, as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 17, 2012, as amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 18, 2012, as amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 10, 2012, as amended by that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 17, 2012, as amended by that certain Sixth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 22, 2012, and as amended by that certain Seventh Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 27, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on September 5, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

2. Closing. Section 8.4 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“The closing of the transaction contemplated by this Agreement (“Closing”) shall take place at the offices of Escrow Agent, or at such other location as may be mutually agreed upon in writing by Seller and Buyer, on September 20, 2012 or such earlier date as may be mutually agreed upon by Seller and Buyer (the “Closing Date”).”

1

3. Full Force and Effect. Except as expressly amended in this Eighth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. In the event of any ambiguity or conflict between the terms of the Purchase Agreement and this Eighth Amendment, this Eighth Amendment shall control.

4. Successors and Assigns. This Eighth Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

5. Counterparts. This Eighth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

2

IN WITNESS WHEREOF, the parties have executed this Eighth Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

3

NINTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS NINTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Ninth Amendment”), dated for reference purposes as of the 5th day of September, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 13, 2012, as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 17, 2012, as amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 18, 2012, as amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 10, 2012, as amended by that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 17, 2012, as amended by that certain Sixth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 22, 2012, as amended by that certain Seventh Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 27, 2012, and as amended by that certain Eighth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 31, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on September 10, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

2. Full Force and Effect. Except as expressly amended in this Ninth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. In the event of any ambiguity or conflict between the terms of the Purchase Agreement and this Ninth Amendment, this Ninth Amendment shall control.

3. Successors and Assigns. This Ninth Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

1

4. Counterparts. This Ninth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

2

IN WITNESS WHEREOF, the parties have executed this Ninth Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

3

TENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS TENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Tenth Amendment”), dated for reference purposes as of the 7th day of September, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 13, 2012, as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 17, 2012, as amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 18, 2012, as amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 10, 2012, as amended by that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 17, 2012, as amended by that certain Sixth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 22, 2012, as amended by that certain Seventh Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 27, 2012, as amended by that certain Eighth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 31, 2012, and as amended by that certain Ninth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 5th, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on September 20, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

2. Full Force and Effect. Except as expressly amended in this Tenth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. In the event of any ambiguity or conflict between the terms of the Purchase Agreement and this Tenth Amendment, this Tenth Amendment shall control.

1

3. Successors and Assigns. This Tenth Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

4. Counterparts. This Tenth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

2

IN WITNESS WHEREOF, the parties have executed this Tenth Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

3

ELEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS ELEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Eleventh Amendment”), dated for reference purposes as of the 20th day of September, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 13, 2012, as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 17, 2012, as amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 18, 2012, as amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 10, 2012, as amended by that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 17, 2012, as amended by that certain Sixth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 22, 2012, as amended by that certain Seventh Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 27, 2012, as amended by that certain Eighth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 31, 2012, as amended by that certain Ninth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 5th, 2012, and as amended by that certain Tenth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 7th, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on October 1, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

2. Closing. Section 8.4 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“The closing of the transaction contemplated by this Agreement (“Closing”) shall take place at the offices of Escrow Agent, or at such other location as may be mutually agreed upon in writing by Seller and Buyer, on October 1, 2012 or such earlier date as may be mutually agreed upon by Seller and Buyer (the “Closing Date”).”

1

3. Full Force and Effect. Except as expressly amended in this Eleventh Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. In the event of any ambiguity or conflict between the terms of the Purchase Agreement and this Eleventh Amendment, this Eleventh Amendment shall control.

4. Successors and Assigns. This Eleventh Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

5. Counterparts. This Eleventh Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

2

IN WITNESS WHEREOF, the parties have executed this Eleventh Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

3

TWELFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS TWELFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Twelfth Amendment”), dated for reference purposes as of the 28th day of September, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 13, 2012, as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 17, 2012, as amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 18, 2012, as amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 10, 2012, as amended by that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 17, 2012, as amended by that certain Sixth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 22, 2012, as amended by that certain Seventh Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 27, 2012, as amended by that certain Eighth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 31, 2012, as amended by that certain Ninth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 5th, 2012, as amended by that certain Tenth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 7th, 2012, and as amended by that certain Eleventh Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 20th, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on October 10, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

2. Closing. Section 8.4 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“The closing of the transaction contemplated by this Agreement (“Closing”) shall take place at the offices of Escrow Agent, or at such other location as may be mutually agreed upon in writing by Seller and Buyer, on October 10, 2012 or such earlier date as may be mutually agreed upon by Seller and Buyer (the “Closing Date”).”

1

3. Full Force and Effect. Except as expressly amended in this Twelfth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. In the event of any ambiguity or conflict between the terms of the Purchase Agreement and this Twelfth Amendment, this Twelfth Amendment shall control.

4. Successors and Assigns. This Twelfth Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

5. Counterparts. This Twelfth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

2

IN WITNESS WHEREOF, the parties have executed this Twelfth Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

3

THIRTEENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS THIRTEENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Thirteenth Amendment”), dated for reference purposes as of the 10th day of October, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 13, 2012, as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 17, 2012, as amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 18, 2012, as amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 10, 2012, as amended by that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 17, 2012, as amended by that certain Sixth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 22, 2012, as amended by that certain Seventh Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 27, 2012, as amended by that certain Eighth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 31, 2012, as amended by that certain Ninth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 5th, 2012, as amended by that certain Tenth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 7th, 2012, as amended by that certain Eleventh Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 20th, 2012, and as amended by that certain Eleventh Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 28th, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Purchase Price. The first sentence of Section 2.2 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“The purchase price for the Property shall be the sum of Twenty-Six Million Four Hundred Ninety-Nine One Hundred Eighty Four Dollars ($26,499,184.00) (“Purchase Price”).”

2. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on October 17, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

1

3. Closing. Section 8.4 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“The closing of the transaction contemplated by this Agreement (“Closing”) shall take place at the offices of Escrow Agent, or at such other location as may be mutually agreed upon in writing by Seller and Buyer, on October 17, 2012 or such earlier date as may be mutually agreed upon by Seller and Buyer (the “Closing Date”).”

4. Full Force and Effect. Except as expressly amended in this Thirteenth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. In the event of any ambiguity or conflict between the terms of the Purchase Agreement and this Thirteenth Amendment, this Thirteenth Amendment shall control.

5. Successors and Assigns. This Thirteenth Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

6. Counterparts. This Thirteenth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

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IN WITNESS WHEREOF, the parties have executed this Thirteenth Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer

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FOURTEENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

[BAY HILL]

THIS FOURTEENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS [BAY HILL] (the “Fourteenth Amendment”), dated for reference purposes as of the 16th day of October, 2012 (the “Effective Date”), by and between BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company (the “Seller”), and EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”), constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of May 31, 2012, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 13, 2012, as amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 17, 2012, as amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated July 18, 2012, as amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 10, 2012, as amended by that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 17, 2012, as amended by that certain Sixth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 22, 2012, as amended by that certain Seventh Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 27, 2012, as amended by that certain Eighth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated August 31, 2012, as amended by that certain Ninth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 5th, 2012, as amended by that certain Tenth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 7th, 2012, as amended by that certain Eleventh Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 20th, 2012, as amended by that certain Twelfth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated September 28th, 2012, and as amended by that certain Thirteenth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions [Bay Hill] dated October 10th, 2012 (collectively, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on October 18, 2012 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1.”

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2. Closing. Section 8.4 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“The closing of the transaction contemplated by this Agreement (“Closing”) shall take place at the offices of Escrow Agent, or at such other location as may be mutually agreed upon in writing by Seller and Buyer, on October 18, 2012 or such earlier date as may be mutually agreed upon by Seller and Buyer (the “Closing Date”).”

3. Full Force and Effect. Except as expressly amended in this Fourteenth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. In the event of any ambiguity or conflict between the terms of the Purchase Agreement and this Fourteenth Amendment, this Fourteenth Amendment shall control.

4. Successors and Assigns. This Fourteenth Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

5. Counterparts. This Fourteenth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[Signature page to follow.]

IN WITNESS WHEREOF, the parties have executed this Fourteenth Amendment as of the date first set forth above.

SELLER:

BAY HILL FOUNTAINS, L.L.C., a Florida limited liability company

By:	WM Fountains, Inc., a Florida corporation, its Managing Member

	By:	/s/ Charles Whittall
Charles Whittall, President

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
	Title:	Chief Investment Officer